================================================================================

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                    Depositor

                      THORNBURG MORTGAGE HOME LOANS, INC.,
                                     Seller

                            WELLS FARGO BANK, N.A.,
                              Master Servicer and
                            Securities Administrator

                            WILMINGTON TRUST COMPANY,
                                Delaware Trustee

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                              Trustee and Custodian

                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 1, 2006

                                   ----------

                   Thornburg Mortgage Securities Trust 2006-5

             Mortgage Loan Pass-Through Certificates, Series 2006-5

================================================================================

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                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
ARTICLE I DEFINITIONS; DECLARATION OF TRUST..............................      4

SECTION 1.01.  Defined Terms.............................................      4
SECTION 1.02.  Accounting................................................     42

ARTICLE IA ORGANIZATION OF TRUST.........................................     42

Section 1A.01. Name of Trust.............................................     42
Section 1A.02. Office....................................................     42
Section 1A.03. Declaration of Trust......................................     42
Section 1A.04. Purpose and Powers........................................     43
Section 1A.05. Liability of the Certificateholders.......................     43
Section 1A.06. Title To Trust Property...................................     43
Section 1A.07. Situs of Trust............................................     43
Section 1A.08. The Delaware Trustee......................................     43
Section 1A.09  Separateness Provisions...................................     45

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF
   CERTIFICATES..........................................................     46

SECTION 2.01.  Conveyance of Mortgage Loans..............................     46
SECTION 2.02.  Acceptance by Trustee.....................................     51
SECTION 2.03.  Repurchase or Substitution of Mortgage Loans by the
                  Seller.................................................     52
SECTION 2.04.  Representations and Warranties of the Seller with Respect
                  to the Mortgage Loans..................................     55
SECTION 2.05.  [Reserved]................................................     56
SECTION 2.06.  Representations and Warranties of the Depositor...........     56
SECTION 2.07.  Issuance of Certificates..................................     58
SECTION 2.08.  Representations and Warranties of the Seller..............     58
SECTION 2.09.  Covenants of the Seller...................................     59

ARTICLE III ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS...........     60

SECTION 3.01.  Master Servicer to Service and Administer the Mortgage
                  Loans..................................................     60
SECTION 3.02.  REMIC-Related Covenants...................................     61
SECTION 3.03.  Monitoring of Servicers...................................     61
SECTION 3.04.  Fidelity Bond.............................................     64
SECTION 3.05.  Power to Act; Procedures..................................     64
SECTION 3.06.  Due-on-Sale Clauses; Assumption Agreements................     65
SECTION 3.07.  Release of Mortgage Files.................................     65
SECTION 3.08.  Documents, Records and Funds in Possession of Master
                  Servicer To Be Held for Trust..........................     66
SECTION 3.09.  Standard Hazard Insurance and Flood Insurance Policies....     67
SECTION 3.10.  Presentment of Claims and Collection of Proceeds..........     67


                                        i

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SECTION 3.11.  Maintenance of the Primary Insurance Policies.............     68
SECTION 3.12.  Trustee to Retain Possession of Certain Insurance
                  Policies and Documents.................................     68
SECTION 3.13.  Realization Upon Defaulted Mortgage Loans.................     68
SECTION 3.14.  Additional Compensation to the Master Servicer............     69
SECTION 3.15.  REO Property..............................................     69
SECTION 3.16.  Assessments of Compliance and Attestation Reports.........     70
SECTION 3.17.  Annual Compliance Statement...............................     72
SECTION 3.18.  Sarbanes-Oxley Certification..............................     73
SECTION 3.19.  Reports Filed with Securities and Exchange Commission.....     73
SECTION 3.20.  Additional Information....................................     79
SECTION 3.21.  Intention of the Parties and Interpretation...............     79
SECTION 3.22.  Indemnification...........................................     80
SECTION 3.23.  Amendments to Master Servicing Guide and Correspondent
                  Sellers Guide..........................................     80
SECTION 3.24.  UCC.......................................................     81
SECTION 3.25.  Optional  and Required Purchases of Certain Mortgage
                  Loans..................................................     81
SECTION 3.26.  Realization upon Troubled Mortgage Loans..................     82
SECTION 3.27.  Closing Certificate and Opinion...........................     82
SECTION 3.28.  Liabilities of the Master Servicer........................     82
SECTION 3.29.  Merger or Consolidation of the Master Servicer............     83
SECTION 3.30.  Indemnification of the Trustee, the Delaware Trustee, the
                  Master Servicer and the Securities Administrator.......     83
SECTION 3.31.  Limitations on Liability of the Master Servicer and
                  Others; Indemnification of Trustee and Others..........     84
SECTION 3.32.  Master Servicer Not to Resign.............................     85
SECTION 3.33.  Successor Master Servicer.................................     85
SECTION 3.34.  Sale and Assignment of Master Servicing...................     86
SECTION 3.35.  Reporting Requirements of the Commission..................     86

ARTICLE IV ACCOUNTS......................................................     87

SECTION 4.01.  Servicing Accounts........................................     87
SECTION 4.02.  Distribution Account......................................     88
SECTION 4.03.  Permitted Withdrawals and Transfers from the Distribution
                  Account................................................     90

ARTICLE V FLOW OF FUNDS..................................................     92

SECTION 5.01.  Distributions.............................................     92
SECTION 5.02.  [Reserved]................................................     95
SECTION 5.03.  Allocation of Realized Losses.............................     95
SECTION 5.04.  Statements................................................     96
SECTION 5.05.  Remittance Reports; Advances..............................     99
SECTION 5.06.  Compensating Interest Payments............................    100
SECTION 5.07.  [Reserved]................................................    100
SECTION 5.08.  [Reserved]................................................    100
SECTION 5.09.  Yield Maintenance Account.................................    100
SECTION 5.10.  Recoveries................................................    101


                                       ii

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ARTICLE VI THE CERTIFICATES..............................................    101

SECTION 6.01.  The Certificates..........................................    101
SECTION 6.02.  Registration of Transfer and Exchange of Certificates.....    102
SECTION 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates.........    109
SECTION 6.04.  Persons Deemed Owners.....................................    109
SECTION 6.05.  Appointment of Paying Agent...............................    109
SECTION 6.06.  Optional Purchase of Certificates.........................    110

ARTICLE VII DEFAULT......................................................    111

SECTION 7.01.  Event of Default..........................................    111
SECTION 7.02.  Trustee to Act............................................    114
SECTION 7.03.  Waiver of Event of Default................................    115
SECTION 7.04.  Notification to Certificateholders........................    115

ARTICLE VIII THE TRUSTEE AND THE SECURITIES ADMINISTRATOR................    116

SECTION 8.01.  Duties of Trustee and Securities Administrator............    116
SECTION 8.02.  Certain Matters Affecting the Trustee and the Securities
                  Administrator..........................................    117
SECTION 8.03.  Trustee and the Securities Administrator Not Liable for
                  Certificates, Mortgage Loans or Additional Collateral..    119
SECTION 8.04.  Trustee, Custodian, Delaware Trustee, Master Servicer and
                  Securities Administrator May Own Certificates..........    120
SECTION 8.05.  Trustee's, Delaware Trustee's and Securities
                  Administrator's Fees and Expenses......................    120
SECTION 8.06.  Eligibility Requirements for Trustee and Securities
                  Administrator..........................................    121
SECTION 8.07.  Resignation or Removal of Trustee and Securities
                  Administrator..........................................    121
SECTION 8.08.  Successor Trustee and Successor Securities Administrator..    122
SECTION 8.09.  Merger or Consolidation of Trustee or Securities
                  Administrator..........................................    123
SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.............    123
SECTION 8.11.  Limitation of Liability...................................    124
SECTION 8.12.  Trustee May Enforce Claims Without Possession of
                  Certificates...........................................    125
SECTION 8.13.  Suits for Enforcement.....................................    125
SECTION 8.14.  Waiver of Bond Requirement................................    126
SECTION 8.15.  Waiver of Inventory, Accounting and Appraisal
                  Requirement............................................    126
SECTION 8.16.  Appointment of Custodians.................................    126
SECTION 8.17.  Auction Administration Agreement; Auction Swap Agreement..    126

ARTICLE IX REMIC ADMINISTRATION..........................................    127

SECTION 9.01.  REMIC Administration......................................    127
SECTION 9.02.  Prohibited Transactions and Activities....................    129

ARTICLE X TERMINATION....................................................    130

SECTION 10.01. Termination...............................................    130
SECTION 10.02. Additional Termination Requirements.......................    131


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

ARTICLE XI DISPOSITION OF TRUST ASSETS...................................    132

SECTION 11.01. Disposition of Trust Assets...............................    132

ARTICLE XII MISCELLANEOUS PROVISIONS.....................................    132

SECTION 12.01. Amendment.................................................    132
SECTION 12.02. Recordation of Agreement; Counterparts....................    134
SECTION 12.03. Limitation on Rights of Certificateholders................    134
SECTION 12.04. Governing Law; Jurisdiction...............................    135
SECTION 12.05. Notices...................................................    135
SECTION 12.06. Severability of Provisions................................    136
SECTION 12.07. Article and Section References............................    136
SECTION 12.08. Notice to the Rating Agencies.............................    136
SECTION 12.09. Further Assurances........................................    137
SECTION 12.10. Benefits of Agreement.....................................    137
SECTION 12.11. Acts of Certificateholders................................    137
SECTION 12.12. Successors and Assigns....................................    138
SECTION 12.13. Derivative Transactions...................................    138

EXHIBITS AND SCHEDULES:

Exhibit A   Form of Senior Certificate...................................    A-1
Exhibit B   Form of Class A-X Certificate................................    B-1
Exhibit C   Form of Class A-R Certificate................................    C-1
Exhibit D   Form of Subordinate Certificate..............................    D-1
Exhibit E   Form of Reverse of the Certificates..........................    E-1
Exhibit F   Request for Release..........................................    F-1
Exhibit G-1 Form of Receipt of Mortgage Note.............................  G-1-1
Exhibit G-2 Form of Interim Certificate of Trustee.......................  G-2-1
Exhibit G-3 Form of Final Certification of Trustee.......................  G-3-1
Exhibit H   Form of Lost Note Affidavit..................................    H-1
Exhibit I   Form of ERISA Representation.................................    I-1
Exhibit J-1 Form of Investment Letter [Non-Rule 144A]....................  J-1-1
Exhibit J-2 Form of Rule 144A Investment Letter..........................  J-2-1
Exhibit K   Form of Transferor Certificate...............................    K-1
Exhibit L   Transfer Affidavit for Class A-R Certificate Pursuant to
               Section 6.02(e)...........................................    L-1
Exhibit M   Form of Certificate of Trust.................................    M-1
Exhibit N   List of Servicers and Servicing Agreements...................    N-1
Exhibit O   Notice of Exercise of Optional Securities Purchase Right.....    O-1
Exhibit P   [Reserved]...................................................    P-1
Exhibit Q   Servicing Criteria...........................................    Q-1
Exhibit R   Additional Form 10-D Disclosure..............................    R-1
Exhibit S   Additional Form 10-K Disclosure..............................    S-1
Exhibit T   Form 8-K Disclosure Information..............................    T-1
Exhibit U   Form of Additional Disclosure Notification...................    U-1


                                       iv

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Schedule I  Mortgage Loan Schedule

          This Pooling and Servicing Agreement is dated as of August 1, 2006 (the "AGREEMENT"), among STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation, as depositor (the "DEPOSITOR"), THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation, as seller (the "SELLER"), WELLS FARGO BANK, N.A., a national banking association, as master servicer (in such capacity, the "MASTER SERVICER") and as securities administrator (in such capacity, the "SECURITIES ADMINISTRATOR"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Delaware trustee (the "DELAWARE TRUSTEE") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, the "TRUSTEE") and custodian (in such capacity, the "CUSTODIAN").

                             PRELIMINARY STATEMENT:

          On August 24, 2006 the Depositor formed Thornburg Mortgage Securities Trust 2006-5, as a Delaware statutory trust (the "Trust") pursuant to (i) the Trust Agreement, dated as of August 24, 2006 (the "ORIGINAL TRUST AGREEMENT"), among the Depositor, the Trustee and the Delaware Trustee and (ii) a Certificate of Trust filed with the Secretary of State of the State of Delaware on August 24, 2006.

          The parties to this Agreement desire to amend and restate the Original Trust Agreement in its entirety, and, as evidenced by their signatures hereto, the Original Trust Agreement is hereby amended, restated and replaced in its entirety as of the date first written above by this Agreement.

          Through this Agreement, the Depositor intends to cause the issuance and sale of the Trust's Mortgage Pass-Through Certificates, Series 2006-5 (the "CERTIFICATES") representing in the aggregate the entire beneficial ownership of the Trust, the primary assets of which are the Mortgage Loans (as defined below).

          On or prior to the Closing Date, the Depositor acquired the Mortgage Loans from the Seller. On the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Trust and receive in consideration therefor Certificates evidencing the entire beneficial ownership of the Trust.

          The Depositor intends to sell the Certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust. The Certificates will consist of ten classes of certificates, designated as (i) the Class A-1 Certificates, (ii) the Class A-2 Certificates, (iii) the Class A-X Certificates, (iv) the Class A-R Certificate,
(v) the Class B-1 Certificates, (vi) the Class B-2 Certificates, (vii) the Class B-3 Certificates, (viii) the Class B-4 Certificates, (ix) the Class B-5 Certificates and (x) the Class B-6 Certificates.

          For federal income tax purposes, the Trust Fund (exclusive of the Additional Collateral, the Yield Maintenance Agreement, the Auction Swap Agreement and the Yield Maintenance Account, collectively, the "EXCLUDED TRUST ASSETS") is comprised of two REMICs in a tiered REMIC structure - the lower Tier REMIC (the "LOWER TIER REMIC") and the upper tier REMIC (the "UPPER TIER REMIC"). Each Certificate, other than the Class A-R Certificate, shall represent ownership of a regular interest in the Upper-Tier REMIC, as described herein. In addition, the Class A-1 and Class A-2 Certificates represent the right to receive payments from the Yield Maintenance Account as provided in Section 5.09. The Class A-R Certificate represents ownership of the sole class of residual interest in each REMIC. The Holders of the Class A-1 and Class A-2 Certificates own the Yield Maintenance Account for federal income tax purposes in proportion to their respective Certificate Principal Balances.

          The Lower Tier REMIC will hold as its assets all of the assets constituting the Trust Fund (exclusive of the Excluded Trust Assets) and will issue interests (the "LOWER TIER REGULAR INTERESTS") (which will be uncertificated and will represent the regular interests in the Lower Tier REMIC) and a residual interest (the "LT-R INTEREST" and, together with the Lower Tier Regular Interests, the "LOWER TIER INTERESTS") which will also be uncertificated and which will represent the sole class of residual interest in the Lower Tier REMIC. The Trustee will hold the Lower Tier Regular Interests as assets of the Upper Tier REMIC. The Certificates, other than the Class A-R Certificate, will represent "regular interests" in the Upper Tier REMIC, and the Class A-R Certificate, which will represent the sole class of "residual interest" in the Upper Tier REMIC as well as ownership of the LT-R Interest.

          For purposes of the REMIC Provisions, the startup day is the Closing Date. All REMIC regular and residual interests created hereby will be retired on or before the Latest Possible Maturity Date.

THE LOWER TIER REMIC

          The following table specifies the designation, interest rate, and initial principal amount for each Lower Tier Interest:

                                           INITIAL    CORRESPONDING
                                          PRINCIPAL     CLASS OF
            DESIGNATION   INTEREST RATE    BALANCE     CERTIFICATES
            -----------   -------------   ---------   -------------
              LT-A-1           (1)           (2)           A-1
              LT-A-2           (1)           (2)           A-2
              LT-B-1           (1)           (2)           B-1
              LT-B-2           (1)           (2)           B-2
              LT-B-3           (1)           (2)           B-3
              LT-B-4           (1)           (2)           B-4
              LT-B-5           (1)           (2)           B-5
              LT-B-6           (1)           (2)           B-6
              LT-R             (1)           (2)           A-R

----------
(1) The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these Lower Tier Interests will be a per annum rate equal to the Net WAC of the Mortgage Loans.

(2) Each of these Lower Tier Interests shall have a principal balance initially equal to the Class Certificate Principal Balance of its Corresponding Class of Certificates as of the Closing Date.

          On each Distribution Date, interest shall be distributed with respect to the Lower Tier Interests based on the interest rates described above.

          On each Distribution Date, principal shall be distributed concurrently to the LT-A-1, LT-A-2, LT-B-1, LT-B-2, LT-B-3, LT-B-4, LT-B-5, LT-B-6 and LT-R Interests until the principal balance of each such Lower Tier Regular Interest equals the Class Certificate Principal Balance of its Corresponding Class of Certificates immediately after such Distribution Date.

          On each Distribution Date, Realized Losses shall be allocated among the Lower Tier Regular Interests in the same manner that principal is distributed among the Lower Tier Regular Interests.

UPPER TIER REMIC

          The following table sets forth (or describes) the Class designation, Pass-Through Rate and Original Class Certificate Principal Balance for each Class of Certificates comprising a regular interest in the REMIC created hereunder, each of which, except for the Class A-R Certificate, is hereby designated a REMIC regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions:

                          ORIGINAL CLASS CERTIFICATE
                          PRINCIPAL BALANCE OR CLASS        PASS-THROUGH
          CLASS          CERTIFICATE NOTIONAL BALANCE           RATE
        ---------   -------------------------------------   ------------
        Class A-1               $2,340,859,000                   (1)
        Class A-2               $  260,095,000                   (1)
        Class A-X               $2,600,954,000 (notional)        (1)
        Class A-R               $          100                   (1)
        Class B-1               $   34,930,000                   (1)
        Class B-2               $   21,495,000                   (1)
        Class B-3               $   12,091,000                   (1)
        Class B-4               $    5,374,000                   (1)
        Class B-5               $    4,030,000                   (1)
        Class B-6               $    8,062,075                   (1)

----------
(1) Calculated pursuant to the definition of "Pass-Through Rate." For purposes of the REMIC Provisions, however, the Pass Through Rate for each of the Auction Certificates, for each Distribution Date on or before the Auction Distribution Date shall be treated as though it were subject to a cap equal to the Net WAC.

                                    ARTICLE I

                        DEFINITIONS; DECLARATION OF TRUST

          SECTION 1.01. Defined Terms.

          Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. All calculations of interest described herein shall be made on the basis of an assumed 360-day year consisting of twelve 30-day months unless otherwise indicated in this Agreement.

          "ACCEPTED MASTER SERVICING PRACTICES": With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee (as successor Master Servicer) or the Master Servicer (except in its capacity as a Servicer or as a successor to another Servicer), or (y) as provided in the applicable Servicing Agreement, to the extent applicable to any Servicer, but in no event below the standard set forth in clause (x).

          "ACCOUNT": The Distribution Account, each Servicing Account, the Yield Maintenance Account, the Swap Proceeds Account and the Auction Proceeds Account, as the context requires.

          "ACCRUAL PERIOD": With respect to each Distribution Date and the Class A-1 and Class A-2 Certificates, the period beginning on the prior Distribution Date (or the Closing Date, in the case of the first Distribution Date) and ending on the day immediately preceding such Distribution Date. Interest for such Classes will be calculated based upon a 360-day year and the actual number of days in each Accrual Period. With respect to each Distribution Date and any Class of Lower Tier Regular Interests and the Class A-X and Class A-R Certificates and the Subordinate Certificates, the calendar month prior to the month of such Distribution Date. Interest for such Lower Tier Regular Interests and such Classes will be calculated based upon a 360-day year consisting of twelve 30-day months in each Accrual Period.

          "ADDITIONAL COLLATERAL": With respect to any Additional Collateral Mortgage Loan, the marketable securities or other assets subject to a security interest pursuant to the related pledge agreement.

          "ADDITIONAL COLLATERAL MORTGAGE LOAN": Each Mortgage Loan identified as such in the Mortgage Loan Schedule and as to which Additional Collateral is then required to be provided as security therefor.

          "ADDITIONAL DISCLOSURE NOTIFICATION": As defined in Section 3.19(a).

          "ADDITIONAL FORM 10-D DISCLOSURE": As defined in Section 3.19(a).

          "ADDITIONAL FORM 10-K DISCLOSURE": As defined in Section 3.19(b).

          "ADJUSTABLE RATE MORTGAGE LOANS": The Mortgage Loans identified as such and as set forth on Schedule I hereto.

          "ADJUSTMENT DATE": With respect to each Mortgage Loan, each adjustment date on which the related Loan Rate changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-Off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

          "ADVANCE": As to any Mortgage Loan or REO Property, any advance made by the Master Servicer (including the Trustee in its capacity as successor Master Servicer) in respect of any Distribution Date pursuant to Section 5.05.

          "ADVERSE REMIC EVENT": Either (i) the loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) the imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

          "AFFILIATE": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

          "AGGREGATE SUBORDINATE PERCENTAGE": As to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Principal Balances of the Classes of Subordinate Certificates and the denominator of which is the Pool Balance for such Distribution Date.

          "AGREEMENT": This Pooling and Servicing Agreement, dated as of August 1, 2006, as amended, supplemented and otherwise modified from time to time.

          "APPLICABLE CREDIT SUPPORT PERCENTAGE": As defined in Section 5.01(e).

          "ASSIGNMENT": As to any Mortgage, an assignment of mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient, under the laws of the jurisdiction in which the related Mortgaged Property is located, to reflect or record the sale of such Mortgage.

          "AUCTION ADMINISTRATOR": As defined in Section 8.17.

          "AUCTION ADMINISTRATION AGREEMENT": The Auction Administration Agreement dated as of August 31, 2006 between the Auction Swap Counterparty and the Auction Administrator.

          "AUCTION CALL": The exercise of the auction under the Auction Administration Agreement and the Auction Swap Agreement on the Auction Call Date.

          "AUCTION CERTIFICATES": The Class A-1 and Class A-2 Certificates.

          "AUCTION DISTRIBUTION DATE": The Distribution Date in August 2011.

          "AUCTION PROCEEDS ACCOUNT": The account maintained by the Auction Administrator pursuant to the Auction Administration Agreement and which shall not be an asset of any REMIC.

          "AUCTION SWAP AGREEMENT": The swap agreement dated August 31, 2006 by and between the Auction Swap Counterparty and the Auction Administrator, including the ISDA Master Agreement between the Auction Swap Counterparty and the Auction Administrator, the schedule thereto and the related confirmation External ID: 9336865 / Risk ID: 562350087), dated as of August 31, 2006.

          "AUCTION SWAP COUNTERPARTY": Credit Suisse International.

          "AVAILABLE FUNDS": As to any Distribution Date, an amount equal to (i) the sum, without duplication, of (a) the aggregate of the Monthly Payments received on or prior to the related Determination Date (excluding Monthly Payments due in future Due Periods but received by the related Determination
Date) in respect of the Mortgage Loans, (b) Net Liquidation Proceeds, Insurance Proceeds, Principal Prepayments (but not including Prepayment Penalty Amounts), Recoveries and other unscheduled recoveries of principal and interest in respect of the Mortgage Loans received during the related Prepayment Period, (c) the aggregate of any amounts received in respect of REO Properties for such Distribution Date, (d) the aggregate of any amounts of Interest Shortfalls (excluding for such purpose all shortfalls as a result of Relief Act Reductions) paid by the Servicers pursuant to the related Servicing Agreements and Compensating Interest Payments deposited in the Distribution Account for such Distribution Date in respect of the Mortgage Loans, (e) the aggregate of the Purchase Prices, Substitution Adjustments and amounts collected for purchases pursuant to Sections 2.03 or 3.25 deposited in the Distribution Account during the related Prepayment Period in respect of the Mortgage Loans, (f) the aggregate of any Advances made by the Servicers and the Master Servicer for such Distribution Date in respect of the Mortgage Loans, (g) the aggregate of any Advances made by the Trustee (as successor Master Servicer) for such Distribution Date pursuant to Section 7.02 hereof in respect of the Mortgage Loans and (h) the Termination Price on the Distribution Date on which the Trust is terminated; minus (ii) the sum of (w) the Expense Fees for such Distribution Date in respect of the Mortgage Loans, (x) amounts in reimbursement for Advances previously made in respect of the Mortgage Loans and other amounts as to which the Servicers, the Trustee, the Securities Administrator and the Master Servicer are entitled to be reimbursed pursuant to Section 4.03, (y) the amount payable from funds of the Trust to the Trustee, the Delaware Trustee, the Master Servicer, the Custodian or the Securities Administrator pursuant to Section 8.05, Section 3.30 and Section 3.31(c) and (z) amounts deposited in the Distribution Account in error, in respect of the Mortgage Loans, in each case without duplication. Notwithstanding the foregoing, with respect to the first Distribution Date, Available Funds shall include the amount of $844,839.41, deposited by the Seller on the Closing Date to cover interest on the first Distribution Date with respect to certain Mortgage Loans which have first payment dates to the Trust after September 1, 2006.

          "BANKRUPTCY CODE": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

          "BASE VALUE": With respect to any Mortgage Loan for which Additional Collateral has been pledged, the value of the Additional Collateral as determined with respect to that Mortgage Loan in accordance with the applicable underwriting guidelines.

          "BOOK-ENTRY CERTIFICATES": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 6.02 hereof). On the Closing Date, all Classes of the Certificates other than the Physical Certificates shall be Book-Entry Certificates.

          "BUSINESS DAY": Any day other than a Saturday, a Sunday or a day on which banking or savings institutions in the State of Minnesota, the State of Maryland, the State of Illinois, the State of New York or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          "CERTIFICATE": Any Regular Certificate or Residual Certificate.

          "CERTIFICATE NOTIONAL BALANCE": With respect to the Notional Certificates and any date of determination, the product of (i) the Class Certificate Notional Balance of such Class and (ii) the applicable Percentage Interest of such Certificate.

          "CERTIFICATE OF TRUST": The certificate of trust filed with the Delaware Secretary of State in respect of the Trust pursuant to Section 3810 of the DSTS.

          "CERTIFICATE OWNER": With respect to each Book-Entry Certificate, any beneficial owner thereof and with respect to each Physical Certificate, the Certificateholder thereof.

          "CERTIFICATE PRINCIPAL BALANCE": With respect to each Certificate of a given Class (other than the Class A-X Certificates) and any date of determination, the product of (i) the Class Certificate Principal Balance of such Class and (ii) the applicable Percentage Interest of such Certificate.

          "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR": The register maintained and registrar appointed pursuant to Section 6.02 hereof.

          "CERTIFICATEHOLDER" or "HOLDER": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof.

          "CERTIFICATION PARTIES": As defined in Section 3.18.

          "CERTIFYING PERSON": As defined in Section 3.18.

          "CLASS": Collectively, Certificates that have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

          "CLASS A-1 CERTIFICATE": Any of the Class A-1 Certificates as designated on the face thereof, executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A, evidencing the ownership of a "regular interest" in the Upper Tier REMIC created hereunder and representing the right to distributions as set forth herein and therein.

          "CLASS A-2 CERTIFICATE": Any of the Class A-2 Certificates as designated on the face thereof, executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A, evidencing the ownership of a "regular interest" in the Upper Tier REMIC created hereunder and representing the right to distributions as set forth herein and therein.

          "CLASS A-R CERTIFICATE": The Class A-R Certificate as designated on the face thereof, executed by the Securities Administrator, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C, evidencing the ownership of the sole class of "residual interests" in the Upper Tier REMIC created hereunder as well as ownership of the Class LT-R Interest and representing the right to distributions as set forth herein and therein.

          "CLASS A-X CERTIFICATE": Any of the Class A-X Certificates as designated on the face thereof, executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit B, evidencing the ownership of a "regular interest" in the Upper Tier REMIC created hereunder and representing the right to distributions as set forth herein and therein.

          "CLASS B-1 CERTIFICATE": Any of the Class B-1 Certificates as designated on the face thereof, executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit D, evidencing the ownership of a "regular interest" in the Upper Tier REMIC created hereunder and representing the right to distributions as set forth herein and therein.

          "CLASS B-2 CERTIFICATE": Any of the Class B-2 Certificates as designated on the face thereof, executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit D, evidencing the ownership of a "regular interest" in the Upper Tier REMIC created hereunder and representing the right to distributions as set forth herein and therein.

          "CLASS B-3 CERTIFICATE": Any of the Class B-3 Certificates as designated on the face thereof, executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit D, evidencing the ownership of a "regular interest" in the Upper Tier REMIC created hereunder and representing the right to distributions as set forth herein and therein.

          "CLASS B-4 CERTIFICATE": Any of the Class B-4 Certificates as designated on the face thereof, executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit D, evidencing the ownership of a "regular interest" in the Upper Tier REMIC created hereunder and representing the right to distributions as set forth herein and therein.

          "CLASS B-5 CERTIFICATE": Any of the Class B-5 Certificates as designated on the face thereof, executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit D, evidencing the ownership of a "regular interest" in the Upper Tier REMIC created hereunder and representing the right to distributions as set forth herein and therein.

          "CLASS B-6 CERTIFICATE": Any of the Class B-6 Certificates as designated on the face thereof, executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit D, evidencing the ownership of a "regular interest" in the Upper Tier REMIC created hereunder and representing the right to distributions as set forth herein and therein.

          "CLASS CERTIFICATE NOTIONAL BALANCE": With respect to the Class A-X Certificates and any Distribution Date on or prior to the Distribution Date in August 2011, the sum of the Class Certificate Principal Balances of the Class A-1 and Class A-2 Certificates immediately prior to such Distribution Date, and after the Distribution Date in August 2011, zero.

          "CLASS CERTIFICATE PRINCIPAL BALANCE": As to any Distribution Date, with respect to any Class of Certificates (other than the Class A-X Certificates), the Original Class Certificate Principal Balance as reduced by the sum of (x) all amounts actually distributed in respect of principal of that Class on all prior Distribution Dates, (y) all Realized Losses, if any, actually allocated to that Class on all prior Distribution Dates and (z) in the case of the Subordinate Certificates, any applicable Writedown Amount; provided, however, that pursuant to Section 5.10, the Class Certificate Principal Balance of a Class of Certificates may be increased up to the amount of Realized Losses previously allocated to such Class, in the event that there is a Recovery on a Mortgage Loan, and the Certificate Principal Balance of any individual Certificate of such Class will be increased by its pro rata share of the increase to such Class.

          "CLASS SUBORDINATION PERCENTAGE": With respect to each Class of Subordinate Certificates and any Distribution Date, the percentage equivalent of a fraction the numerator of which is the Class Certificate Principal Balance of such Class immediately before such Distribution Date and the denominator of which is the aggregate of the Class Certificate Principal Balances of all Classes of Certificates immediately before such Distribution Date.

          "CLOSE OF BUSINESS": As used herein, with respect to any Business Day and location, 5:00 p.m. at such location.

          "CLOSING DATE": August 31, 2006.

          "CODE": The Internal Revenue Code of 1986, as amended.

          "COMMISSION": U.S. Securities and Exchange Commission.

          "COMPENSATING INTEREST PAYMENT": With respect to any Distribution Date, an amount equal to the amount, if any, by which (x) the aggregate amount of any Interest Shortfalls (excluding for such purpose all shortfalls as a result of Relief Act Reductions) required to be paid by the Servicers pursuant to the related Servicing Agreement with respect to such Distribution Date, exceeds (y) the aggregate amount actually paid by the Servicers in respect of such shortfalls; provided, that such amount, to the extent payable by the Master Servicer, shall not exceed the aggregate Master Servicing Fee that would be payable to the Master Servicer in respect of such Distribution Date without giving effect to any Compensating Interest Payment.

          "CONVERTED MORTGAGE LOAN": Any Mortgage Loan as to which the Mortgagor thereunder has exercised its right under the related Mortgage Note to convert the adjustable Loan Rate thereon to a fixed Loan Rate.

          "CONVERTED MORTGAGE LOAN SCHEDULE": With respect to each Distribution Date, a schedule prepared by the Master Servicer pursuant to Section 3.05 listing each Convertible Mortgage Loan that has become a Converted Mortgage Loan during the immediately preceding Due Period, and the Purchase Price for each such Converted Mortgage Loan.

          "CONVERTIBLE MORTGAGE LOAN": Any Mortgage Loan which, at the option of the Mortgagor and in accordance with the terms of the related Mortgage Note, may have the related Mortgage Rate converted from an adjustable rate to a fixed rate.

          "COOPERATIVE CORPORATION": The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

          "COOPERATIVE LOAN": Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

          "COOPERATIVE LOAN DOCUMENTS": As to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original or a copy of the executed Security Agreement and the assignment of the Security Agreement in blank; (iii) the original or a copy of the executed Proprietary Lease and the original assignment of the Proprietary Lease endorsed in blank;
(iv) the original, if available, or a copy of the executed Recognition Agreement and, if available, the original assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC Amendments (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

          "COOPERATIVE PROPERTY": The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

          "COOPERATIVE SHARES": Shares issued by a Cooperative Corporation.

          "COOPERATIVE UNIT": A single family dwelling located in a Cooperative Property.

          "CORPORATE TRUST OFFICE": With respect to the Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 135 South LaSalle Street, Suite 1625, Chicago, IL 60603, Attention:
Global Securities and Trust Services, Thornburg 2006-5, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Seller. With respect to the Securities Administrator and the Certificate Registrar and (i) presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust, Thornburg Mortgage Securities Trust 2006-5, and (ii) for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045),
Attention: Corporate Trust, Thornburg Mortgage Securities Trust 2006-5.

          "CORRESPONDENT SELLERS GUIDE": The Seller's Correspondent Sellers Guide, revised September 15, 2005, as amended by Regulation AB Amendment dated December 1, 2005 and as revised and/or amended from time to time.

          "CORRESPONDING CLASS": With respect to each class of Lower Tier Regular Interests, the Class or Classes of Certificates corresponding to such class as set forth in the Preliminary Statement.

          "CUSTODIAN": LaSalle Bank National Association, and its successors acting as custodian of the Mortgage Files.

          "CUT-OFF DATE": With respect to any Mortgage Loan other than a Qualified Substitute Mortgage Loan or any Mortgage Loan originated after August 1, 2006, the Close of Business in New York City on August 1, 2006. With respect to any Qualified Substitute Mortgage Loan, the date designated as such on the Mortgage Loan Schedule (as amended). With respect to any Mortgage Loan originated after August 1, 2006 but before the Closing Date, the date of origination of such Mortgage Loan.

          "CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE": The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans.

          "CUT-OFF DATE PRINCIPAL BALANCE": With respect to any Mortgage Loan, the principal balance thereof remaining to be paid, after application of all scheduled principal payments due on or before the Cut-Off Date whether or not received as of the Cut-Off Date (or as of the applicable date of substitution with respect to a Qualified Substitute Mortgage Loan).

          "DEFINITIVE CERTIFICATES": Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 6.02(c) or (d) hereof.

          "DELAWARE STATUTORY TRUST STATUTE" or "DSTS": As defined in Section 1A.03.

          "DELAWARE TRUSTEE": Wilmington Trust Company, not in its individual capacity but solely as trustee, and its successors and assigns.

          "DELETED MORTGAGE LOAN": A Mortgage Loan replaced or to be replaced by one or more Qualified Substitute Mortgage Loans.

          "DELINQUENT": Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the succeeding Due Date.

          "DEPOSITOR": Structured Asset Mortgage Investments II Inc., a Delaware corporation, or any successor in interest.

          "DEPOSITORY": The initial Depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          "DEPOSITORY PARTICIPANT": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "DETERMINATION DATE": For any Distribution Date and each Mortgage Loan, the date each month, as set forth in the related Servicing Agreement, on which the related Servicer determines the amount of all funds required to be remitted to the Master Servicer on the Servicer Remittance Date with respect to the Mortgage Loans it is servicing.

          "DISQUALIFIED ORGANIZATION": A "disqualified organization" defined in
Section 860E(e)(5) of the Code, or any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee by nationally recognized counsel acceptable to the Trustee that the holding of an ownership interest in the Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person.

          "DISTRIBUTION ACCOUNT": The trust account or accounts created and maintained by the Securities Administrator pursuant to Section 4.02 hereof which shall be entitled "Distribution Account, Wells Fargo Bank, N.A., as Securities Administrator for LaSalle Bank National Association, as Trustee, in trust for the registered Holders of Thornburg Mortgage Securities Trust 2006-5, Mortgage Pass-Through Certificates, Series 2006-5" and which must be an Eligible Account.

          "DISTRIBUTION ACCOUNT INCOME": As to any Distribution Date, any interest or other investment income earned on funds deposited in the Distribution Account during the month of such Distribution Date.

          "DISTRIBUTION DATE": The 25th day of the month, or, if such day is not a Business Day, the next Business Day commencing in September 2006.

          "DISTRIBUTION DATE STATEMENT": As defined in Section 5.04(a) hereof.

          "DOCUMENT TRANSFER EVENT": The day on which (i) Wells Fargo Bank, N.A. or any successor thereto is no longer the servicer of any of the Mortgage Loans,
(ii) the senior, unsecured long-term debt rating of Wells Fargo & Company assigned by Fitch is less than "BBB-" or (iii) any Rating Agency requires Wells Fargo Bank, N.A., as Servicer to deliver the Retained Mortgage Files to the Custodian.

          "DUE DATE": With respect to each Mortgage Loan and any Distribution Date, the first day of the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

          "DUE PERIOD": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

          "ELIGIBLE ACCOUNT": Any of

               (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

               (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Securities Administrator and the Trustee and to each Rating Agency, the Trustee on behalf of Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained;

               (iii) an account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

               (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from such

     Rating Agency to the Securities Administrator and the Trustee. Eligible Accounts may bear interest.

          "EMPLOYEE LOAN": Any Mortgage Loan identified as such in the Mortgage Loan Schedule and which was originated by the Seller, which provides for an increase in the Loan Rate thereof in the event of the change of employment of the Mortgagor thereunder.

          "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

          "ERISA-QUALIFYING UNDERWRITING": A best efforts or firm commitment underwriting or private placement that meets the requirements of the Underwriter's Exemption.

          "ERISA-RESTRICTED AUCTION CERTIFICATES": Any of the Class A-1 or Class A-2 Certificates.

          "ERISA-RESTRICTED CERTIFICATES": The Residual Certificate, the Class B-4, Class B-5 and Class B-6 Certificates and any Certificate that does not satisfy the applicable rating requirement under the Underwriter's Exemption.

          "ESCROW PAYMENTS": The amounts constituting ground rents, taxes, assessments, water rates, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

          "EVENT OF DEFAULT": In respect of the Master Servicer, one or more of the events (howsoever described) set forth in Section 7.01 hereof as an event or events upon the occurrence and continuation of which the Master Servicer may be terminated.

          "EXCHANGE ACT": The Securities Exchange Act of 1934, as amended.

          "EXPENSE FEE": With respect to any Mortgage Loan, the sum of (w) the Retained Interest, if any, (x) the Master Servicing Fee and (y) the related Servicing Fee with respect to the related Servicer.

          "EXPENSE FEE RATE": With respect to any Mortgage Loan, the per annum rate at which the Expense Fee accrues for such Mortgage Loan as set forth in the Mortgage Loan Schedule.

          "FANNIE MAE": The Federal National Mortgage Association or any successor thereto.

          "FDIC": The Federal Deposit Insurance Corporation or any successor thereto.

          "FINAL RECOVERY DETERMINATION": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to or contemplated by Section 2.03, 3.25 and 10.01), a determination made by the related Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which it expects to be finally recoverable in respect thereof have been so recovered.

          "FITCH": Fitch Ratings or any successor thereto.

          "FIVE-YEAR HYBRID MORTGAGE LOANS": The Mortgage Loans identified as such and as set forth on Schedule I hereto.

          "FORM 8-K DISCLOSURE INFORMATION": As defined in Section 3.19(c).

          "FREDDIE MAC": The Federal Home Loan Mortgage Corporation or any successor thereto.

          "GROSS MARGIN": With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the applicable Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Loan Rate for such Mortgage Loan.

          "INDEMNIFIED PERSONS": The Trustee (individually in its corporate capacity and in all capacities hereunder), the Delaware Trustee, the Master Servicer, the Seller, the Depositor and the Securities Administrator (in all capacities hereunder) and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

          "INDEPENDENT": When used with respect to any accountants, a Person who is "independent" within the meaning of Rule 2-01 of the Securities and Exchange Commission' Regulation S.X. When used with respect to any other specified Person, any such Person who (a) is in fact independent of the Depositor and its Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor or any Affiliate thereof, (c) is not connected with the Depositor or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions and (d) is not a member of the immediate family of a Person defined in clause (b) or (c) above.

          "INDEX": With respect to each Mortgage Loan and each Adjustment Date, the index specified in the related Mortgage Note.

          "INITIAL CERTIFICATE PRINCIPAL BALANCE": With respect to any Certificate (other than the Class A-X Certificates), the amount designated "Initial Certificate Principal Balance" on the face thereof.

          "INITIAL CERTIFICATE NOTIONAL BALANCE": With respect to the Class A-X Certificates, the amount designated "Initial Certificate Notional Balance" on the face thereof.

          "INITIAL LIBOR RATE": 5.33%

          "INSURANCE PROCEEDS": With respect to any Mortgage Loan, proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the related Servicing Agreement.

          "INTEREST DISTRIBUTABLE AMOUNT": With respect to any Distribution Date and each Class of Certificates, the sum of (i) the Monthly Interest Distributable Amount for that Class and (ii) the Unpaid Interest Shortfall Amount for that Class.

          "INTEREST SHORTFALL": With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or a reduction of its Monthly Payment under the Relief Act or similar state or local law, an amount determined as follows:

          (a) Principal Prepayments in part received during the relevant Prepayment Period: the difference between (i) one month's interest at the applicable Net Loan Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Loan Rate) received at the time of such prepayment; and

          (b) Principal Prepayments in full received during the relevant Prepayment Period: the difference between (i) one month's interest at the applicable Net Loan Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Loan Rate) received at the time of such prepayment; and

          (c) any Relief Act Reductions for such Distribution Date.

          "ITEM 1122 RESPONSIBLE PARTY": As defined in Section 3.22.

          "LATEST POSSIBLE MATURITY DATE": As determined as of the Cut-Off Date, the Distribution Date following the fifth anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-Off Date.

          "LIBOR": With respect to the first Accrual Period, the Initial LIBOR Rate. With respect to each subsequent Accrual Period, a per annum rate determined on the LIBOR Determination Date in the following manner by the Securities Administrator on the basis of the "Interest Settlement Rate" set by the BBA for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

          (a) If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Securities Administrator will obtain such rate from Reuters' "page LIBOR 01" or Bloomberg's page "BBAM." If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Securities Administrator will designate an alternative index that has performed, or that the Securities Administrator expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Securities Administrator will select a particular index as the alternative index only if it receives an Opinion of Counsel, which opinion shall be an expense reimbursed from the Distribution Account, that the selection of such index will not cause any REMIC created hereunder to lose its classification as a REMIC for federal income tax purposes.

          (b) The establishment of LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the Pass-Through Rate applicable to the Class A-1, Class A-2 and Class A-X Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

          "LIBOR BUSINESS DAY": Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

          "LIBOR DETERMINATION DATE": The second LIBOR Business Day immediately preceding the commencement of each Accrual Period for the Class A-1 and Class A-2 Certificates.

          "LIQUIDATED MORTGAGE LOAN": As to any Distribution Date, any Mortgage Loan in respect of which the related Servicer or the Master Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Prepayment Period, that all Liquidation Proceeds that it expects to recover with respect to the liquidation of such Mortgage Loan or disposition of the related REO Property have been recovered.

          "LIQUIDATION EVENT": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated hereunder. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being sold or purchased pursuant to Section 10.01 hereof or the applicable provisions of the related Servicing Agreement.

          "LIQUIDATION EXPENSES": With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Master Servicer or the related Servicers, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

          "LIQUIDATION PROCEEDS": With respect to any Mortgage Loan, the amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the related Servicer as proceeds from the liquidation of such Mortgage Loan, as determined in accordance with the applicable provisions of the related Servicing Agreement, other than Recoveries; provided that (i) with respect to any Mortgage Loan or REO Property repurchased, substituted or sold pursuant to or as contemplated hereunder, or pursuant to the applicable provisions of the related Servicing Agreement, "Liquidation Proceeds" shall also include amounts realized in connection with such repurchase, substitution or sale and (ii) with respect to a defaulted Additional Collateral Mortgage Loan, "Liquidation Proceeds" shall also include the amount realized on the related Additional Collateral.

          "LOAN RATE": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

          "LOAN-TO-COLLATERAL VALUE RATIO": With respect to each Mortgage Loan and any date of determination, a fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at such date of determination less the Base Value of any related Additional Collateral and the denominator of which is the Value of the related Mortgaged Property.

          "LOAN-TO-VALUE RATIO": With respect to each Mortgage Loan and any date of determination, a fraction, expressed as a percentage, the numerator of which is the Principal Balance of the Mortgage Loan at such date of determination and the denominator of which is the Value of the related Mortgaged Property.

          "LOST NOTE AFFIDAVIT": With respect to any Mortgage Loan as to which the original Mortgage Note has been lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note and indemnifying the Trust against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note) in the form of Exhibit H hereto.

          "LOWER TIER REGULAR INTEREST": As described in the Preliminary Statement.

          "LOWER TIER INTEREST": As described in the Preliminary Statement.

          "LOWER TIER REMIC": As described in the Preliminary Statement.

          "LT-R INTEREST": As described in the Preliminary Statement.

          "MAJORITY CERTIFICATEHOLDERS": The Holders of Certificates evidencing at least 51% of the Voting Rights.

          "MASTER SERVICER": Wells Fargo Bank, N.A., or any successor Master Servicer appointed as herein provided.

          "MASTER SERVICING FEE": As to any Distribution Date and each related Mortgage Loan, an amount equal to the product of the applicable Master Servicing Fee Rate and the outstanding Principal Balance of such Mortgage Loan as of the first day of the related Due Period. The Master Servicing Fee for any Mortgage Loan shall be payable in respect of any Distribution Date solely from the interest portion of the Monthly Payment or other payment or recovery with respect to such Mortgage Loan.

          "MASTER SERVICING FEE RATE": 0.0025% per annum.

          "MASTER SERVICING GUIDE": Wells Fargo Conduit and Norwest Conduit Servicing Guide, dated January 1997, as amended through January 31, 2006.

          "MAXIMUM LOAN RATE": With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Loan Rate thereunder.

          "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          "MERS MORTGAGE LOAN": Any Mortgage Loan registered with MERS on the MERS System.

          "MERS(R) SYSTEM": The system of recording transfers of mortgages electronically maintained by MERS.

          "MIN": The Mortgage Identification Number for any MERS Mortgage Loan.

          "MODIFIABLE MORTGAGE LOAN": Any Mortgage Loan which, at the option of the Mortgagor and in accordance with the terms of the related Mortgage Note, may have the related Mortgage Rate modified to any adjustable rate or hybrid product offered at the time by the related originator.

          "MODIFIED MORTGAGE LOAN": Any Modifiable Mortgage Loan as to which the related Mortgagor has exercised the right to modify the Mortgage Rate.

          "MODIFIED MORTGAGE LOAN SCHEDULE": With respect to each Distribution Date, a schedule prepared by the Master Servicer pursuant to Section 3.25 listing each Modifiable Mortgage Loan that has become a Modified Mortgage Loan during the immediately preceding Due Period, and the Purchase Price for each such Modified Mortgage Loan.

          "MOM LOAN": Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

          "MONTHLY INTEREST DISTRIBUTABLE AMOUNT": With respect to each Class of Certificates and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Class Certificate Principal Balance or Class Certificate Notional Balance, as applicable, of that Class immediately prior to such Distribution Date.

          "MONTHLY PAYMENT": With respect to any Mortgage Loan, the scheduled monthly payment of principal and/or interest on such Mortgage Loan that is payable by the related Mortgagor from time to time under the related Mortgage Note, determined, for the purposes of this Agreement: (a) after giving effect to any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state or local law; (b) without giving effect to any extension granted or agreed to by the related Servicer pursuant to the applicable provisions of the related Servicing Agreement; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

          "MOODY'S": Moody's Investors Service, Inc. or any successor thereto.

          "MORTGAGE": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

          "MORTGAGE FILE": The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

          "MORTGAGE LOAN": Each mortgage loan (including Cooperative Loans) transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(d) hereof as from time to time held as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

          "MORTGAGE LOAN POOL": The Mortgage Loans in the aggregate and any REO Properties acquired in respect thereof.

          "MORTGAGE LOAN PURCHASE AGREEMENT": The Mortgage Loan Purchase Agreement between the Seller and the Depositor, dated as of August 1, 2006, regarding the transfer of the Mortgage Loans by the Seller (including the Seller's rights and interest in the agreements listed on Exhibit N hereto) to or at the direction of the Depositor.

          "MORTGAGE LOAN SCHEDULE": As of any date, the list of Mortgage Loans included in the Trust Fund on such date, attached hereto as Schedule I. The Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Mortgage Loan:

                    (i)      the Mortgage Loan identifying number;

                    (ii)     the Mortgagor's name;

                    (iii) the street address of the Mortgaged Property including the state and five-digit ZIP code;

                    (iv) a code indicating whether the Mortgaged Property was represented by the borrower, at the time of origination, as being owner-occupied;

                    (v) a code indicating whether the Residential Dwelling constituting the Mortgaged Property is (a) a detached single family dwelling, (b) a dwelling in a planned unit development, (c) a condominium unit,
                             (d) a two- to four-unit residential property, (e) a townhouse, (f) a cooperative or (g) other type of Residential Dwelling;

                    (vi) if the related Mortgage Note permits the borrower to make Monthly Payments of interest only for a specified period of time, (a) the original number of such specified Monthly Payments and (b) the remaining number of such Monthly Payments as of the Cut-Off Date;

                    (vii)    the original months to maturity;

                    (viii) the stated remaining months to maturity from the Cut-Off Date based on the original amortization schedule;

                    (ix)     the Loan-to-Value Ratio at origination;

                    (x) the value of any Additional Collateral at origination;

                    (xi)     the Loan-to-Collateral Value Ratio at origination;

                    (xii) the Loan Rate in effect immediately following the Cut-Off Date;

                    (xiii) the date on which the first Monthly Payment is or was due on the Mortgage Loan;

                    (xiv)    the stated maturity date;

                    (xv) the Master Servicing Fee Rate and the Servicing Fee Rate, if any;

                    (xvi) whether such loan is an Additional Collateral Mortgage Loan or an Employee Loan;

                    (xvii) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

                    (xviii)  the original principal balance of the Mortgage
                             Loan;

                    (xix) the Stated Principal Balance of the Mortgage Loan on the Cut-Off Date and a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

                    (xx) the Index and Gross Margin specified in related Mortgage Note;

                    (xxi)    the next Adjustment Date, if applicable;

                    (xxii)   the Maximum Loan Rate, if applicable;

                    (xxiii)  the Value of the Mortgaged Property;

                    (xxiv) the sale price of the Mortgaged Property, if applicable;

                    (xxv)    the product code;

                    (xxvi)   Expense Fee Rate therefor;

                    (xxvii) the Servicer that is servicing such Mortgage Loan and the originator of such Mortgage Loan; and

                    (xxviii) whether the Mortgage Loan is an Adjustable Rate
                             Mortgage Loan, a Three-Year Hybrid Mortgage Loan, a Five-Year Hybrid Mortgage Loan, a Seven-Year Hybrid Mortgage Loan or a Ten-Year Hybrid Mortgage Loan.

          Information set forth in clauses (ii) and (iii) above regarding each Mortgagor and the related Mortgaged Property shall be confidential and the Trustee (or Master Servicer) shall not disclose such information except to the extent disclosure may be required by any law or regulatory or administrative authority; provided, however, that the Trustee may disclose on a confidential basis any such information to its agents, attorneys and any auditors in connection with the performance of its responsibilities hereunder.

          The Mortgage Loan Schedule, as in effect from time to time, shall also set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-Off Date: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Loan Rate of the Mortgage Loans; and (4) the weighted average remaining months to maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement.

          "MORTGAGE NOTE": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          "MORTGAGED PROPERTY": Either of (x) the fee simple or leasehold interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

          "MORTGAGOR": The obligor on a Mortgage Note.

          "NET INTEREST SHORTFALL": With respect to any Distribution Date, the excess of the Interest Shortfall, if any, for such Distribution Date over the sum of (i) Interest Shortfalls paid by the Servicers under the related Servicing Agreements with respect to such Distribution Date and (ii) Compensating Interest Payments made with respect to such Distribution Date.

          "NET LIQUIDATION PROCEEDS": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, related Servicing Advances, Master Servicing Fee, related Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property, and any related Retained Interest.

          "NET LOAN RATE": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Loan Rate for such Mortgage Loan minus the related Servicing Fee Rate, Master Servicing Fee Rate and Retained Rate, if any.

          "NET WAC": With respect to the Mortgage Loans and any Distribution Date, the weighted average of the Net Loan Rates of the Mortgage Loans, as of the first day of the related Due Period (or, in the case of the first Distribution Date, as of the Cut-Off Date), weighted on the basis of their related Stated Principal Balances as of the first day of the related Due Period (or, in the case of the first Distribution Date, as of the Cut-Off Date).

          "NONRECOVERABLE": The determination by the Master Servicer or the related Servicer in respect of a delinquent Mortgage Loan that if it were to make an Advance in respect of thereof, such amount would not be recoverable from any collections or other recoveries (including Liquidation Proceeds) on such Mortgage Loan.

          "NOTIONAL CERTIFICATE": Any Class A-X Certificate.

          "OFFICERS' CERTIFICATE": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), or by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Seller, the Master Servicer or the Depositor, as applicable.

          "ONE-MONTH LIBOR": The average of interbank offered rates for one month U.S. dollar deposits in the London market based on quotations of major banks.

          "ONE-MONTH LIBOR INDEXED": Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the One-Month LIBOR index.

          "ONE-YEAR CMT": The weekly average yield on United States Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519).

          "ONE-YEAR CMT INDEXED": Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the One-Year CMT Index.

          "ONE-YEAR LIBOR": The average of interbank offered rates for one-year U.S. dollar deposits in the London market based on quotations of major banks.

          "ONE-YEAR LIBOR INDEXED": Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the One-Year LIBOR index.

          "OPINION OF COUNSEL": A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor or the Seller, acceptable to the Trustee or the Securities Administrator, as applicable, except that any opinion of counsel relating to (a) the qualification of any REMIC created hereunder as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

          "OPTIONAL SECURITIES PURCHASE DATE": The first Distribution Date that the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the immediately preceding Due Period is equal to or less than 20% of the Cut-off Date Aggregate Principal Balance.

          "OPTIONAL SECURITIES PURCHASE RIGHT": The right of TMI to purchase the outstanding Certificates in accordance with Section 6.06.

          "ORIGINAL APPLICABLE CREDIT SUPPORT PERCENTAGE": With respect to each Class of Subordinate Certificates, the corresponding percentage set forth below opposite its Class designation:

                                Class B-1   3.20%
                                Class B-2   1.90%
                                Class B-3   1.10%
                                Class B-4   0.65%
                                Class B-5   0.45%
                                Class B-6   0.30%

          "ORIGINAL CLASS CERTIFICATE NOTIONAL BALANCE": With respect to each of the Class A-X Certificates, the corresponding aggregate notional amount set forth opposite the Class designation of such Class in the Preliminary Statement.

          "ORIGINAL CLASS CERTIFICATE PRINCIPAL BALANCE": With respect to each Class of Certificates other than the Notional Certificates, the corresponding aggregate amount set forth opposite the Class designation of such Class in the Preliminary Statement.

          "ORIGINAL SUBORDINATED PRINCIPAL BALANCE": The aggregate of the Original Class Certificate Principal Balances of the Classes of Subordinate Certificates.

          "ORIGINAL TRUST AGREEMENT": The Trust Agreement, dated as of August 24, 2006, among the Depositor, the Trustee and the Delaware Trustee.

          "OTS": The Office of Thrift Supervision.

          "OUTSTANDING MORTGAGE LOAN": As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero, that was not the subject of a prepayment in full prior to such Due Date and that did not become a Liquidated Mortgage Loan prior to such Due Date.

          "OWNERSHIP INTEREST": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          "PASS-THROUGH RATE": With respect to each Class of Certificates and any Distribution Date, the rate set forth below:

               (i) The Pass-Through Rate for the Class A-1 Certificates with respect to any Distribution Date on or before the Auction Distribution Date shall be equal to the sum of LIBOR and 0.12% per annum. On each Distribution Date after the Auction Distribution Date, the Pass-Through Rate of the Class A-1 Certificates shall be a per annum rate equal to the product of (i) the Net WAC, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period for such Certificates.

               (ii) The Pass-Through Rate for the Class A-2 Certificates with respect to any Distribution Date on or before the Auction Distribution Date shall be equal to the sum of LIBOR and 0.18% per annum. On each Distribution Date after the Auction Distribution Date, the Pass-Through Rate of the Class A-2 Certificates shall be a per annum rate equal to the product of (i) the Net WAC, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period for such Certificates.

               (iii) The Pass-Through Rate of the Class A-X Certificates with respect to any Distribution Date on or before the Auction Distribution Date shall be equal to the excess, if any, of
                     (i) the Net WAC over (ii) the product of (a) the weighted average of the Pass-Through Rates of the Class A-1 and Class A-2 Certificates, weighted based on the Class Certificate Principal Balance of each such Class immediately before such Distribution Date and computed for this purpose by assuming that the Pass-Through Rate on each such Class was subject to a cap equal to the product of the Net WAC and the quotient of 30 divided by the actual number of days in the related Accrual Period, multiplied by (b) the quotient of the actual number of days in the related Accrual Period divided by 30. After the Auction Distribution Date, the Pass-Through Rate of the Class A-X Certificates shall equal an annual rate equal to zero. The Class A-X Certificates will not be entitled to any interest distributions on any Distribution Date after the Auction Distribution Date.

               (iv) The Pass-Through Rate for the Class A-R Certificates with respect to any Distribution Date will be equal to the Net WAC for that Distribution Date.

               (v) The Pass-Through Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates with respect to any Distribution Date shall be equal to the Net WAC for that Distribution Date.

          "PAYING AGENT": Any paying agent appointed pursuant to Section 6.05 hereof.

          "PCAOB": The Public Company Accounting Oversight Board.

          "PERCENTAGE INTEREST": With respect to any Certificate other than a Residual Certificate, a fraction, expressed as a percentage, the numerator of which is the Initial Certificate Principal Balance or Initial Certificate Notional Balance, as applicable, represented by such Certificate and the denominator of which is the Original Class Certificate Principal Balance or Original Class Certificate Notional Balance, as applicable, of the related Class. With respect to the Residual Certificate, 100%.

          "PERMITTED INVESTMENTS": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Master Servicer, the Trustee or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

               (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or the Master Servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of each Rating Agency and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

               (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agencies;

               (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

               (vi) units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of
          1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee, the Master Servicer or an affiliate thereof having the highest applicable rating from each Rating Agency; and

               (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Senior Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

          "PERMITTED TRANSFEREE": Any Transferee of a Residual Certificate other than a Disqualified Organization or a non-U.S. Person.

          "PERSON": Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PHYSICAL CERTIFICATES": The Residual Certificate.

          "POOL BALANCE": As to any Distribution Date, the aggregate of the Stated Principal Balances, as of the Close of Business on the first day of the month preceding the month in which such Distribution Date occurs, of the Mortgage Loans that were Outstanding Mortgage Loans on such date.

          "PREPAYMENT PENALTY AMOUNT": With respect to any Mortgage Loan and each Distribution Date, all premiums or charges, if any, paid by Mortgagors under the related Mortgage Notes as a result of full or partial Principal Prepayments collected by the applicable Servicer during the immediately preceding Prepayment Period, but only to the extent required to be remitted to the Master Servicer on the applicable Servicer Remittance Date under the terms of the related Servicing Agreement.

          "PREPAYMENT PERIOD": With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

          "PRIMARY INSURANCE POLICY": Mortgage guaranty insurance, if any, on an individual Mortgage Loan, as evidenced by a policy or certificate.

          "PRINCIPAL BALANCE": As to any Mortgage Loan, other than a Liquidated Mortgage Loan, and any day, the related Cut-Off Date Principal Balance, minus all collections credited against the Principal Balance of such Mortgage Loan after the Cut-Off Date. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter. As to any REO Property and any day, the Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property.

          "PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date, the sum of (a) each scheduled payment of principal collected or advanced on the Mortgage Loans by the related Servicer or the Master Servicer in respect of the related Due Period, (b) that portion of the Purchase Price, representing principal of any repurchased or purchased Mortgage Loan, deposited to the Distribution Account during the related Prepayment Period, (c) the principal portion of any Substitution Adjustments deposited in the Distribution Account during the related Prepayment Period, (d) the principal portion of all Insurance Proceeds received during the related Prepayment Period with respect to Mortgage Loans that are not yet Liquidated Mortgage Loans, (e) the principal portion of all Net Liquidation Proceeds received during the related Prepayment Period with respect to Liquidated Mortgage Loans (other than Recoveries), (f) all Principal Prepayments in part or in full on Mortgage Loans applied by the Servicers or the Master Servicer during the related Prepayment Period, (g) all Recoveries received during the related Prepayment Period and (h) on the Distribution Date on which the Trust is to be terminated pursuant to Section 10.01 hereof, that portion of the Termination Price in respect of principal.

          "PRINCIPAL PREPAYMENT": Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

          "PRIVATE CERTIFICATES": The Class B-4, Class B-5 and Class B-6 Certificates.

          "PRIVATE PLACEMENT MEMORANDUM": The Private Placement Memorandum dated August 29, 2006, relating to the initial sale of the Class B-4, Class B-5 and Class B-6 Certificates.

          "PRO RATA SHARE": As to any Distribution Date and any Class of Subordinate Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the (a) Subordinate Principal Distribution Amount on such date and (b) a fraction, the numerator of which is the related Class Certificate Principal Balance of that Class and the denominator of which is the aggregate of the Class Certificate Principal Balances of all the Classes of Subordinate Certificates.

          "PROPRIETARY LEASE": With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

          "PROSPECTUS": The Prospectus Supplement, together with the accompanying prospectus, dated March 28, 2006, relating to the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates.

          "PROSPECTUS SUPPLEMENT": That certain Prospectus Supplement, dated August 29, 2006, relating to the initial sale of the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates.

          "PURCHASE PRICE": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.25 or
Section 10.01 hereof, and as confirmed by an Officers' Certificate from the Seller to the Trustee, an amount equal to the sum of (i) 100% of the Principal Balance thereof as of the date of purchase (or such other price as is provided in Section 10.01), plus (ii) in the case of (x) a Mortgage Loan, accrued interest on such Principal Balance at the applicable Loan Rate from the Due Date as to which interest was last covered by a payment by the Mortgagor through the end of the calendar month in which the purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Principal Balance at the applicable Loan Rate from the Due Date as to which interest was last covered by a payment by the Mortgagor plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds and Liquidation Proceeds that as of the date of purchase had been distributed as or to cover REO Imputed Interest, plus (iii) any unreimbursed

Servicing Advances and any unpaid Expense Fees allocable to such Mortgage Loan or REO Property, plus (iv) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03 hereof, any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending laws.

          "QUALIFIED INSURER": A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, so long as the claims paying ability of which is acceptable to each Rating Agency for pass-through certificates having the same ratings as the Certificates rated by each Rating Agency as of the Closing Date. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

          "QUALIFIED SUBSTITUTE MORTGAGE LOAN": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a maximum loan rate not less than the Maximum Loan Rate of the Deleted Mortgage Loan,
(iii) have a gross margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (iv) have the same Index as the Deleted Mortgage Loan,
(v) have its next adjustment date not more than two months after the next Adjustment Date of the Deleted Mortgage Loan, (vi) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vii) be current as of the date of substitution, (viii) have a Loan-to-Value Ratio and a Loan-to-Collateral Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio and the Loan-to-Collateral Value Ratio, respectively, of the Deleted Mortgage Loan as of such date, (ix) have been underwritten or re-underwritten in accordance with the same or substantially similar underwriting criteria and guidelines as the Deleted Mortgage Loan, (x) is of the same or better credit quality as the Deleted Mortgage Loan and (xi) conform to each representation and warranty set forth in Section 2.04 hereof applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the terms described in clause (vi) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratio and Loan-to-Collateral Value Ratio described in clause (viii) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (x) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

          "RATING AGENCY": Each of Moody's and S&P and any respective successors thereto. If Moody's, S&P or their respective successors shall no longer be in existence, "Rating Agency" shall include such nationally recognized statistical rating agency or agencies, or other comparable Person or Persons, as shall have been designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

          "REALIZED LOSS": With respect to any Liquidated Mortgage Loan, the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all Net Liquidation Proceeds in respect of such Liquidated Mortgage Loan.

          "RECOGNITION AGREEMENT": With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

          "RECORD DATE": With respect to each Distribution Date and the Class A-1 and Class A-2 Certificates, the Business Day preceding the applicable Distribution Date so long as such Certificates remain Book-Entry Certificates and otherwise the Record Date shall be same as the other Classes of Certificates. For each other Class of Certificates, the last Business Day of the calendar month preceding the month in which such Distribution Date occurs.

          "RECOVERY": With respect to any Distribution Date and a Mortgage Loan that became a Liquidated Mortgage Loan in a month preceding the related Prepayment Period to such Distribution Date and with respect to which the related Realized Loss was allocated to one or more Classes of Certificates, an amount received in respect of such Liquidated Mortgage Loan during the related Prepayment Period, net of any reimbursable expenses.

          "REFINANCING MORTGAGE LOAN": Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

          "REGULAR CERTIFICATE": Any Class A-1, Class A-2, Class A-X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificate.

          "REGULATION AB": Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          "RELEVANT SERVICING CRITERIA": The Servicing Criteria applicable to each party, as set forth on Exhibit Q attached hereto and any similar exhibit set forth in each Servicing Agreement in respect of each Servicer. Multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Trustee (in its capacity as Custodian) or each Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

          "RELIEF ACT": The Servicemembers Civil Relief Act.

          "RELIEF ACT REDUCTIONS": With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Relief Act or similar state or local law, the amount, if any, by which (i) interest collectible on that Mortgage Loan during such Due Period is less than (ii) one month's interest on the Stated Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Relief Act or similar state or local law.

          "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          "REMIC OPINION": An Independent Opinion of Counsel, to the effect that the proposed action described therein would not cause an Adverse REMIC Event.

          "REMIC PROVISIONS": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

          "REMITTANCE REPORT": The Master Servicer's Remittance Report to the Securities Administrator providing information with respect to each Mortgage Loan which is provided no later than the second Business Day following each Determination Date and which shall contain such information as may be agreed upon by the Master Servicer and the Securities Administrator and which shall be sufficient to enable the Securities Administrator to prepare the related Distribution Date Statement.

          "RENTS FROM REAL PROPERTY": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

          "REO ACCOUNT": The account or accounts maintained by a Servicer in respect of an REO Property pursuant to the related Servicing Agreement.

          "REO DISPOSITION": The sale or other disposition of an REO Property on behalf of the Trust.

          "REO IMPUTED INTEREST": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Loan Rate on the Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the Close of Business on the Due Date in such calendar month.

          "REO PRINCIPAL AMORTIZATION": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 10.01 hereof that is allocable to such REO Property) or otherwise, net of any portion of such amounts
(i) payable
pursuant to the applicable provisions of the related Servicing Agreement in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the applicable Servicer pursuant to the applicable provisions of the related Servicing Agreement for unpaid Master Servicing Fees and Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

          "REO PROPERTY": A Mortgaged Property acquired by the applicable Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in accordance with the applicable provisions of the related Servicing Agreement.

          "REPORTABLE EVENT": As defined in Section 3.19(c).

          "REPORTING SERVICER": As defined in Section 3.19(b).

          "REQUEST FOR RELEASE": A release signed by a Servicing Officer, in the form of Exhibit F attached hereto.

          "RESIDENTIAL DWELLING": Any one of the following: (i) a detached one-family dwelling, (ii) a two- to four-family dwelling, (iii) a one-family dwelling unit in a condominium project, (iv) a manufactured home, (v) a cooperative unit or (vi) a detached one-family dwelling in a planned unit development, none of which is a mobile home.

          "RESIDUAL CERTIFICATE": The Class A-R Certificate.

          "RESPONSIBLE OFFICER": When used with respect to the Trustee or the Securities Administrator, any director, any vice president, any assistant vice president, any associate assigned to the Corporate Trust Office (or similar group) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "RESTRICTED CLASSES": As defined in Section 5.01(e).

          "RESTRICTED GLOBAL SECURITY": As defined in Section 6.01.

          "RETAINED INTEREST": As to any Employee Loans originated by Thornburg and each Distribution Date, interest accrued on the Principal Balance thereof at the Retained Rate.

          "RETAINED INTEREST HOLDER": With respect to each Employee Loan, the Seller or any successor in interest by assignment or otherwise.

          "RETAINED MORTGAGE FILES": As to each Mortgage Loan, the file consisting of the Mortgage Loan Documents listed as items (iii), and (vi) through (viii) following the definition of "Mortgage File" in Section 2.01 that are to be delivered to the Trustee, as Custodian subsequent to a Document Transfer Event.

          "RETAINED RATE": As of the Cut-off Date, and for each Due Period thereafter, 0.00% per annum; provided, however, if the related Mortgagor of the Employee Loan ceases to be an employee or a director of Thornburg or its Affiliates, the amount of the increase in the per annum rate set forth in the related Mortgage Note.

          "SARBANES OXLEY ACT": The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

          "SARBANES-OXLEY CERTIFICATION": A written certification covering the activities of all Servicing Function Participants (excluding the Custodian) and the Servicers and signed by an officer of the Master Servicer that complies with
(i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Rules referred to in clause (ii) are modified or superseded by any subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Sarbanes-Oxley Certification shall be as agreed to by the Master Servicer, the Depositor and the Seller following a negotiation in good faith to determine how to comply with any such new requirements.

          "SECURITIES ACT": The Securities Act of 1933, as amended and the rules and regulations thereunder.

          "SECURITIES ADMINISTRATOR": Wells Fargo Bank, N.A., or its successor in interest, or any successor securities administrator appointed as herein provided.

          "SECURITY AGREEMENT": With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

          "SELLER": Thornburg, in its capacity as seller under this Agreement.

          "SENIOR CERTIFICATE": Any one of the Class A-1, Class A-2, Class A-X or Class A-R Certificates.

          "SENIOR CERTIFICATEHOLDER": Any Holder of a Senior Certificate.

          "SENIOR CREDIT SUPPORT DEPLETION DATE": The date on which the Class Certificate Principal Balance of each Class of Subordinate Certificates has been reduced to zero.

          "SENIOR PERCENTAGE": With respect to any Distribution Date, the percentage equivalent of a fraction (which shall not be greater than 100%) the numerator of which is the aggregate of the Class Certificate Principal Balances of the Class or Classes of Senior Certificates immediately prior to such Distribution Date and the denominator of which is the Pool Balance for such Distribution Date.

          "SENIOR PREPAYMENT PERCENTAGE": With respect to any Distribution Date before September 2013, 100%. Except as provided herein, the Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: (i) from September 2013 through August 2014, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; (ii) from September 2014 through August 2015, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; (iii) from September 2015 through August 2016, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; (iv) September 2016 through August 2017, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and (v) from and after September 2017, the Senior Percentage for such Distribution Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage on a Distribution Date, unless the Step Down Conditions are satisfied with respect to such Distribution Date; and provided, further, that if on any Distribution Date occurring on or after the Distribution Date in September 2013, the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for such Distribution Date will again equal 100%.

          Notwithstanding the above, (i) if on any Distribution Date prior to September 2013 the Two Times Test is satisfied, the Senior Prepayment Percentage will equal the Senior Percentage for such Distribution Date plus 50% of an amount equal to 100% minus the Senior Percentage for such Distribution Date and
(ii) if on any Distribution Date in or after September 2009 the Two Times Test is satisfied, the Senior Prepayment Percentage will equal the Senior Percentage for such Distribution Date.

          "SENIOR PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date, the sum of:

               (1) the Senior Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Distribution Amount" for such Distribution Date;

               (2) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of

                    (x) the Senior Percentage of the Stated Principal Balance of that Mortgage Loan; and

                    (y) the Senior Prepayment Percentage of the amount of the Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

               (3) the Senior Prepayment Percentage of the amounts described in clause (f) of the definition of "Principal Distribution Amount."

          "SERVICER": Each of the several primary servicers of the Mortgage Loans as set forth in Exhibit N hereto and any successors thereto or replacement therefor.

          "SERVICER REMITTANCE DATE": With respect to each Mortgage Loan, the 18th day of each month, or the next Business Day if such 18th day is not a Business Day or if provided in the related Servicing Agreement, the preceding Business Day if such 18th day is not a Business Day.

          "SERVICE(S)(ING)": In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust by an entity that meets the definition of "servicer' set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in 1108 of Regulation AB. Any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

          "SERVICING ACCOUNT": Any account established and maintained for the benefit of the Master Servicer or the Trust by a Servicer with respect to the related Mortgage Loans and any REO Property, pursuant to the terms of the respective Servicing Agreement.

          "SERVICING ADVANCES": With respect to any Servicer or the Master Servicer (including the Trustee in its capacity as successor Master Servicer), all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and expenses) incurred by any Servicer or the Master Servicer in the performance of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) compliance with the obligations under
Article III hereof or the related Servicing Agreements.

          "SERVICING AGREEMENT": The servicing agreements relating to the Mortgage Loans as set forth in Exhibit N hereto, servicing arrangements for any Mortgage Loans under the Seller's Correspondent Sellers Guide, and any other servicing agreement entered into between a successor servicer and the Seller or the Trustee on behalf of the Trust pursuant to the terms hereof.

          "SERVICING CRITERIA": The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

          "SERVICING FEE": With respect to each Servicer and each Mortgage Loan serviced by such Servicer and for any calendar month, the fee payable to such Servicer determined pursuant to the related Servicing Agreement.

          "SERVICING FEE RATE": With respect to each Mortgage Loan, the per annum servicing fee rate set forth on the Mortgage Loan Schedule.

          "SERVICING FUNCTION PARTICIPANT": Any Sub-Servicer or Subcontractor, other than each Servicer, the Master Servicer, the Trustee, the Custodian and the Securities Administrator, in each case that is participating in the servicing function within the meaning of Regulation AB.

          "SERVICING OFFICER": Any officer of a Master Servicer or Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Master Servicer to the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

          "SEVEN-YEAR HYBRID MORTGAGE LOANS": The Mortgage Loans set forth on
Schedule I hereto.

          "SIGNIFICANT MODIFICATION": As defined in Section 3.25.

          "SIGNIFICANT MODIFICATION LOAN": As defined in Section 3.25.

          "SIX-MONTH LIBOR": The average of interbank offered rates for six-month U.S. dollar deposits in the London market based on quotations of major banks.

          "SIX-MONTH LIBOR INDEXED": Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the Six-Month LIBOR index.

          "S&P": Standard & Poor's Rating Services (a division of The McGraw-Hill Companies, Inc.).

          "STARTUP DAY": As defined in Section 9.01(b) hereof.

          "STATED PRINCIPAL BALANCE": With respect to any Mortgage Loan: (a) as of the Distribution Date in September 2006, the Cut-Off Date Principal Balance of such Mortgage Loan, (b) thereafter as of any date of determination up to and including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date, as shown in the Mortgage Loan Schedule, minus, in the case of each Mortgage Loan, the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-Off Date, whether or not received, (ii) all Principal Prepayments received after the Cut-Off Date, to the extent distributed pursuant to Section
5.01 before such date of determination and (iii) all Liquidation Proceeds and Insurance Proceeds applied by the applicable Servicer as recoveries of principal in accordance with the applicable provisions of the related Servicing Agreement, to the extent distributed pursuant to Section 5.01 before such date of determination; and (c) as of any date of determination subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (x) as of any date of determination up to and including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 5.01 before such date of determination; and (y) as of any date of determination subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

          "STEP DOWN CONDITIONS": As of any Distribution Date on which any decrease in any Senior Prepayment Percentage may apply, (i) the outstanding Principal Balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in REO and foreclosure), averaged over the preceding six month period, as a percentage of the aggregate of the Class Certificate Principal Balances of the Classes of Subordinate Certificates on such Distribution Date, does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to all of the Mortgage Loans do not exceed:

          o for any Distribution Date on or after the seventh anniversary until the eighth anniversary of the first Distribution Date, 30% of the aggregate Class Certificate Principal Balances of the Subordinate Certificates as of the Closing Date,

          o for any Distribution Date on or after the eighth anniversary until the ninth anniversary of the first Distribution Date, 35% of the aggregate Class Certificate Principal Balances of the Subordinate Certificates as of the Closing Date,

          o for any Distribution Date on or after the ninth anniversary until the tenth anniversary of the first Distribution Date, 40% of the aggregate Class Certificate Principal Balances of the Subordinate Certificates as of the Closing Date,

          o for any Distribution Date on or after the tenth anniversary until the eleventh anniversary of the first Distribution Date, 45% of the aggregate Class Certificate Principal Balances of the Subordinate Certificates as of the Closing Date, and

          o for any Distribution Date on or after the eleventh anniversary of the first Distribution Date, 50% of the aggregate Class Certificate Principal Balances of the Subordinate Certificates as of the Closing Date.

          "SUBCONTRACTOR": Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer, the Trustee or the Securities Administrator.

          "SUBORDINATE CERTIFICATE": Any one of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.

          "SUBORDINATE PERCENTAGE": With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date.

          "SUBORDINATE PREPAYMENT PERCENTAGE": With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for such Distribution Date.

          "SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT": With respect to any Distribution Date, an amount equal to the sum of:

               (1) the Subordinate Percentage of all amounts described in clauses (a) through (d) of the definition of "Principal Distribution Amount" for such Distribution Date;

               (2) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (2) of the definition of "Senior Principal Distribution Amount" for such Distribution Date, up to the Subordinate Percentage of the Stated Principal Balance of such Mortgage Loan; and

               (3) the Subordinated Prepayment Percentage of all amounts described in clause (f) of the definition of "Principal Distribution Amount" for such Distribution Date;

          "SUB-SERVICER": Any Person that (i) services Mortgage Loans on behalf of any Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Custodian and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

          "SUBSTITUTION ADJUSTMENT": As defined in Section 2.03(d) hereof.

          "SWAP PROCEEDS ACCOUNT": The account maintained by the Auction Administrator pursuant to the Auction Administration Agreement and which shall not be an asset of any REMIC.

          "TAX RETURNS": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of the REMICs created hereunder under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

          "TELERATE PAGE 3750": The display currently so designated as "Page 3750" on the Bridge Telerate Service (or such other page selected by the Master Servicer as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).

          "10-K FILING DEADLINE": As defined in Section 3.19(b).

          "TEN-YEAR HYBRID MORTGAGE LOANS": The Mortgage Loans set forth on
Schedule I hereto.

          "TERMINATION PRICE": As defined in Section 10.01(a) hereof.

          "THORNBURG": Thornburg Mortgage Home Loans, Inc., a Delaware corporation, and its successors and assigns.

          "THREE-YEAR CMT": The weekly average yield on United States Treasury securities adjusted to a constant maturity of three years as published by the Federal Reserve Board in Statistical Release H.15(519).

          "THREE-YEAR CMT INDEXED": Indicates a Mortgage Loan that has an adjustable Loan Rate calculated on the basis of the Three-Year CMT Index.

          "THREE-YEAR HYBRID MORTGAGE LOANS": The Mortgage Loans identified as such and as set forth on Schedule I hereto.

          "TMI": Thornburg Mortgage, Inc., a Maryland corporation, and its successors and assigns.

          "TRANSFER": Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

          "TRANSFER AFFIDAVIT": As defined in Section 6.02(e)(ii) hereof.

          "TRANSFEREE": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

          "TRUST": Thornburg Mortgage Securities Trust 2006-5, the Delaware statutory trust governed hereunder.

          "TRUST FUND": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, such Trust Fund consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof (but not including any Prepayment Penalty Amounts), (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby); (v) the Depositor's security interest in the Additional Collateral,
(vi) the Distribution Account (subject to the last sentence of this definition), any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto, (vii) all right, title and interest of the Depositor in and to each security or pledge agreement in respect of Additional Collateral,
(viii) all right, title and interest of the Seller in and to each of the Servicing Agreements, (ix) the Yield Maintenance Account and (x) all proceeds of the foregoing. Notwithstanding the foregoing, however, the Trust Fund specifically excludes (1) all payments and other collections of interest and principal due on the Mortgage Loans on or before the Cut-Off Date and principal received before the Cut-Off Date (except any principal collected as part of a payment due after the Cut-Off Date), (2) all income and gain realized from Permitted Investments of funds on deposit in the Distribution Account, (3) any Prepayment Penalty Amounts and (4) any Retained Interest.

          "TRUSTEE": LaSalle Bank National Association, a national banking association, not in its individual capacity but solely as trustee, its successors or assigns, or any successor trustee appointed as herein provided.

          "TRUSTEE FEE": The annual on-going fee payable by the Master Servicer on behalf of the Trust to the Trustee from the Master Servicer Fee and pursuant to the terms of the separate fee letter agreement between the Trustee and the Master Servicer relating to the Thornburg Mortgage Securities Trust 2006-5.

          "TWO TIMES TEST": As to any Distribution Date, (i) the Aggregate Subordinate Percentage is at least two times the Aggregate Subordinate Percentage as of the Closing Date; (ii) the aggregate of the Principal Balances of all Mortgage Loans Delinquent 60 days or more (including Mortgage Loans in REO and foreclosure), averaged over the preceding six-month period, as a percentage of the aggregate of the Class Certificate Principal Balances of the Subordinate Certificates, does not equal or exceed 50%; and (iii) on or after the Distribution Date in September 2009, cumulative Realized Losses do not exceed 30% of the Original Subordinated Principal Balance, or prior to the Distribution Date in September 2009, cumulative Realized Losses do not exceed 20% of the Original Subordinated Principal Balance.

          "UNDERWRITER'S EXEMPTION": Prohibited Transaction Exemption 90-30, as most recently amended by PTE 2002-41 (Exemption Application No. D-11077), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

          "UNINSURED CAUSE": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained on such Mortgaged Property.

          "UNITED STATES PERSON" or "U.S. PERSON": A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes (other than a partnership that is not treated as a U.S. Person pursuant to any applicable Treasury regulations) created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

          "UNPAID INTEREST SHORTFALL AMOUNT": With respect to each Class of Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (1)(a) the Monthly Interest Distributable Amount for that Class for the immediately preceding Distribution Date exceeds (b) the aggregate amount distributed on that Class in respect of such Monthly Interest Distributable Amount on the preceding Distribution Date plus (2) any such shortfalls remaining unpaid from prior Distribution Dates.

          "UPPER TIER REMIC": As described in the Preliminary Statement.

          "VALUE": With respect to any Mortgage Loan and the related Mortgaged Property, the lesser of:

               (i) the value of such Mortgaged Property as determined by an appraisal, or an automated valuation model (AVM) in lieu of an appraisal, made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Title XI of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder; and

               (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan;

provided, however, that in the case of a Refinancing Mortgage Loan, such value of the Mortgaged Property is generally based solely upon the value determined by an appraisal made for the originator of such Refinancing Mortgage Loan at the time of origination by an appraiser who met the minimum requirements of Title XI of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder.

          "VOTING RIGHTS": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of the voting rights shall be allocated among the Classes of Certificates (other than the Class A-X and Class A-R Certificates), pro rata, based on a fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate of the Class Certificate Principal Balances then outstanding, 1% of the voting rights shall be allocated to the Holders of the Class A-X Certificates and 1% of the voting rights shall be allocated to the Holder of the Class A-R Certificate; provided, however, that when none of the Regular Certificates is outstanding, 100% of the voting rights shall be allocated to the Holder of the Class A-R Certificate. The voting rights allocated to a Class of Certificates shall be allocated among all Holders of such Class, pro rata, based on a fraction the numerator of which is the Certificate Principal Balance or Certificate Notional Balance of each Certificate of such Class and the denominator of which is the Class Certificate Principal Balance or Class Certificate Notional Balance of such Class; provided, however, that any Certificate registered in the name of the Master Servicer, the Securities Administrator, the Trustee, the Delaware Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights.

          "WFB": Wells Fargo Bank, N.A. or its successors and assigns in its capacity as Servicer.

          "WRITEDOWN AMOUNT": The reduction described in Section 5.03(c).

          "YIELD MAINTENANCE ACCOUNT": The account maintained by the Securities Administrator pursuant to Section 5.09 which shall be entitled "Yield Maintenance Account, Wells Fargo Bank, N.A., in trust for the registered Holders of Thornburg Mortgage Securities Trust 2006-5, Mortgage Loan Pass-Through Certificates, Series 2006-5" and which must be an Eligible Account.

          "YIELD MAINTENANCE AGREEMENT": The interest rate cap agreement (External ID: 9337403 / Risk ID: 562370023), by and between the Yield Maintenance Counterparty and the Securities Administrator, on behalf of the Trust, dated as of August 31, 2006.

          "YIELD MAINTENANCE AMOUNT": For any Distribution Date, the amount, if any, to be paid by the Yield Maintenance Counterparty to the Securities Administrator pursuant to the Yield Maintenance Agreement, as calculated by the Yield Maintenance Counterparty based on information in the Distribution Date Statement delivered to it pursuant to Section 5.04.

          "YIELD MAINTENANCE COUNTERPARTY": Credit Suisse International.

          SECTION 1.02. Accounting.

          Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                   ARTICLE IA

                              ORGANIZATION OF TRUST

          Section 1A.01. Name of Trust. The name of the Trust formed under the Original Trust Agreement and the Certificate of Trust is "Thornburg Mortgage Securities Trust 2006-5," in which name the Trustee may conduct the business and affairs of the Trust, make and execute contracts and agreements on behalf of the Trust and sue and be sued.

          Section 1A.02. Office. The office of the Trust shall be in care of the Trustee. The office of the Trust shall be located at its Corporate Trust Office, or at such other address as the Trustee may designate by written notice to the Certificateholders, each Rating Agency and the other parties to this Agreement.

          Section 1A.03. Declaration of Trust. Under the Original Trust Agreement and effective as of the date hereof, the Depositor appointed LaSalle Bank National Association, as Trustee of the Trust, to have all the rights powers and duties set forth herein. Under the Original Trust Agreement and effective as of the date hereof, the Depositor appointed Wilmington Trust Company to act as Delaware Trustee. It is the intention of the parties hereto that the Trust constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time (the "DELAWARE STATUTORY TRUST STATUTE" or "DSTS"), and that this Agreement amends and restates in its entirety the Original Trust Agreement and constitutes the governing instrument of such statutory trust. Effective as of the date hereof, the Trustee shall have all rights, powers and duties set forth in the Delaware Statutory Trust Statute with respect to accomplishing the purposes of the Trust (except those duties expressly required to be performed by the Delaware Trustee hereunder). It is hereby confirmed that the Trustee and the Delaware Trustee were authorized to execute the Original


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

Trust Agreement and to file a Certificate of Trust in substantially the form of Exhibit M with the Secretary of State of Delaware, on behalf of the Trust.

          Section 1A.04. Purpose and Powers. The purposes of the Trust are (i) to issue the Certificates and to sell the Certificates to or at the direction of the Depositor; (ii) with the proceeds of the sale of the Certificates, to purchase the Mortgage Loans and all related assets and to pay any organizational start-up and transactional expenses of the Trust; (iii) to enter into this Agreement and to perform its obligations hereunder; (iv) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and (v) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with the conservation of the assets of the Trust and the making of distributions to the Certificateholders. The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement.

          Section 1A.05. Liability of the Certificateholders. The
Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          Section 1A.06. Title To Trust Property. Legal title to the assets of the Trust shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be, and in each case on behalf of the Trust. The Certificateholders shall not have legal title to any part of the assets of the Trust. No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the assets of the Trust. The Trustee, in such capacity and in its capacity as Custodian, is hereby authorized to hold all assets of the Trust on behalf of the Trust, for the benefit of the Certificateholders.

          Section 1A.07. Situs of Trust. The Trust will be located in the State of Delaware and administered in the States of Delaware, Illinois, Maryland and Minnesota. Nothing herein shall restrict or prohibit the Trustee from having employees within or without the State of Delaware. The Trust may also be qualified to do business in the State of New York.

          Section 1A.08. The Delaware Trustee. (a) The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the DSTS that the Trust have at least one trustee with a principal place of business in the State of Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties, obligations or liabilities of the Trustee.

          (b) The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the DSTS. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Certificateholders, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement. The Delaware Trustee shall have no liability for the acts or omissions of the Trustee. Except as provided above, the Delaware Trustee shall not be deemed a trustee and shall have no management responsibilities or owe any fiduciary duties to the Trust or the Certificateholders.

          (c) The Delaware Trustee may be removed by the Trustee upon 30 days prior written notice to the Delaware Trustee. The Delaware Trustee may resign upon 30 days prior written notice to the Trustee. No resignation or removal of the Delaware Trustee shall be effective except upon the appointment of a successor Delaware Trustee. If no successor has been appointed within such 30 day period, the Delaware Trustee or the Trustee may, at the expense of the Trust, petition a court to appoint a successor Delaware Trustee.

          (d) Any Person into which the Delaware Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Delaware Trustee shall be a party, or any Person which succeeds to all or substantially all of the corporate trust business of the Delaware Trustee, shall be the successor Delaware Trustee under this Agreement without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the parties hereto, except as may be required by applicable law.

          (e) The Delaware Trustee shall be entitled to all of the same rights, protections indemnities and immunities under this Agreement and with respect to the Trust as the Trustee. No amendment or waiver of any provision of this Agreement which adversely affects the Delaware Trustee shall be effective against it without its prior written consent.

          The Delaware Trustee shall not be liable for the acts or omissions of the Trustee, nor shall the Delaware Trustee be liable for supervising or monitoring the performance and the duties and obligations of the Trustee or the Trust under this Agreement or any related document. The Delaware Trustee shall not be personally liable under any circumstances, except for its own willful misconduct, bad faith or gross negligence. In particular, but not by way of limitation:

               (i) the Delaware Trustee shall not be personally liable for any error of judgment made in good faith;

               (ii) no provision of this Agreement shall require the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Delaware Trustee shall have reasonable grounds for believing that the payment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

               (iii) under no circumstances shall the Delaware Trustee be personally liable for any representation, warranty, covenant, agreement, or indebtedness of the Trust;

               (iv) the Delaware Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any other party hereto;

               (v) the Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the Trustee, the Securities Administrator or the Master Servicer, as applicable, as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon;

               (vi) in the exercise or administration of the Trust hereunder, the Delaware Trustee (a) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Delaware Trustee in good faith and with due care and (b) may consult with counsel, accountants and other skilled persons to be selected by it in good faith and with due care and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons; and

               (vii) except as expressly provided in this Section 1A.08, in accepting and performing the trusts hereby created the Delaware Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust Fund for payment or satisfaction thereof.

          (f) In the event of the appointment of a successor Delaware Trustee, such successor shall cause an amendment to the Certificate of Trust to be filed with the Secretary of State of Delaware in accordance with Section 3810(b) of the DSTS, indicating the change of such Delaware Trustee's identity. In addition, until the termination of the Trust and this Agreement, the Delaware Trustee shall at all times fulfill the requirements of the DSTS.

          (g) Upon written notification from the Securities Administrator that the Trust has been terminated in accordance with Article X, the Delaware Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State of Delaware in accordance with Section 3810(d) of the DSTS.

          Section 1A.09 Separateness Provisions. The Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses and liabilities from its own funds, and the Trust shall neither incur any indebtedness nor pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets except as specifically provided for herein. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor or any of its Affiliates. The Trust shall not engage in any business activity other than as contemplated by this Agreement and related documentation. The Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by this Agreement and related documentation. Other than as contemplated by this Agreement and related documentation, the Trust shall not follow the directions or instructions of the Depositor. The Trust shall conduct its own business in its own name. The Trust shall observe all formalities required under the Delaware Statutory Trust Statute. The Trust shall not hold out its credit as being available to satisfy the obligations of any other person or entity. The Trust shall not acquire the obligations or securities of its Affiliates or the Seller. Other than as contemplated by this Agreement and related documentation, the Trust shall not pledge its assets for the benefit of any other person or entity. The Trust shall correct any known misunderstanding regarding its separate identity. The Trust shall not identify itself as a division of any other person or entity.

          For accounting purposes, the Trust shall be treated as an entity separate and distinct from any Certificateholder. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto. This Agreement is and shall be the only agreement among the parties hereto with respect to the creation, operation and termination of the Trust.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

          SECTION 2.01. Conveyance of Mortgage Loans.

          The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (i) each Mortgage Loan (other than the right to receive any Retained Interest or any Prepayment Penalty Amounts) identified on the Mortgage Loan Schedule, including the related Cut-Off Date Principal Balance, all interest due thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date; (ii) all the Depositor's right, title and interest in and to the Distribution Account and all amounts from time to time credited to and to the proceeds of the Distribution Account; (iii) any real property that secured each such Mortgage Loan and that has been acquired by foreclosure or deed in lieu of foreclosure; (iv) the Depositor's interest in any insurance policies in respect of the Mortgage Loans;
(v) the Depositor's security interest in the Additional Collateral; (vi) all


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

proceeds of any of the foregoing; and (vii) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal due to the Depositor or the Master Servicer after the Cut-Off Date with respect to the Mortgage Loans.

          Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Purchase Agreement, including all rights of the Seller under the Servicing Agreements to the extent assigned in the Mortgage Loan Purchase Agreement. The Trustee hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Purchase Agreement and all rights of the Seller under the Servicing Agreements as if, for such purpose, it were the Depositor or the Seller, as applicable, including the Seller's right to enforce remedies for breaches or representations and warranties and delivery of the Mortgage Loan Documents. The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

          In addition, with respect to any Additional Collateral Mortgage Loan, the Depositor does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) (i) its rights as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Additional Collateral Mortgage Loan, (ii) its security interest in and to any Additional Collateral and (iii) its right to receive payments in respect of any Additional Collateral Mortgage Loan pursuant to the related Servicing Agreement.

          For purposes of complying with the requirements of the Asset-Backed Securities Facilitation Act of the State of Delaware, 6 Del. C. Section 2701A, et seq. (the "SECURITIZATION ACT"), each of the parties hereto hereby agrees that:

          (i) any property, assets or rights purported to be transferred, in whole or in part, by the Depositor pursuant to this Agreement shall be deemed to no longer be the property, assets or rights of the Depositor;

          (ii) none of the Depositor, its creditors or, in any insolvency proceeding with respect to the Depositor or the Depositor's property, a bankruptcy trustee, receiver, debtor, debtor in possession or similar person, to the extent the issue is governed by Delaware law, shall have any rights, legal or equitable, whatsoever to reacquire (except pursuant to a provision of this Agreement), reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of the Depositor any property, assets or rights purported to be transferred, in whole or in part, by the Depositor pursuant to this Agreement (including the Assignment);

          (iii) in the event of a bankruptcy, receivership or other insolvency proceeding with respect to the Depositor or the Depositor's property, to the extent the issue is governed by Delaware law, such property, assets and rights shall not be deemed to be part of the Depositor's property, assets, rights or estate; and

          (iv) the transaction contemplated by this Agreement shall constitute a "securitization transaction" as such term is used in the Securitization Act.

          In connection with such transfer and assignment, the Seller, on behalf of the Depositor, does hereby deliver on the Closing Date, unless otherwise specified in this Section 2.01, to, and deposit with the Trustee, or the Custodian as its designated agent, the following documents or instruments with respect to each Mortgage Loan (a "MORTGAGE FILE") so transferred and assigned:

               (i) the original Mortgage Note, endorsed either on its face or by allonge attached thereto in blank or in the following form: "Pay to the order of LaSalle Bank National Association, as Trustee for Thornburg Mortgage Securities Trust 2006-5, without recourse", or with respect to any lost Mortgage Note, an original Lost Note Affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related mortgage note; provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans the aggregate Cut-Off Date Principal Balance of which is less than or equal to 2% of the Cut-Off Date Aggregate Principal Balance;

               (ii) originals or copies of any guarantee, security agreement or pledge agreement relating to any Additional Collateral, if applicable, and executed in connection with the Mortgage Note, assigned to the Trustee on behalf of the Trust;

               (iii) except as provided below, for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage, and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN for that Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or if such Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment to MERS, in each case with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a certified copy of such Mortgage or power of attorney, as the case may be, and that the original of such Mortgage has been forwarded to the public recording office, or, in the case of a Mortgage that has been lost, a copy thereof (certified as provided for under the laws of the appropriate jurisdiction) and a written Opinion of Counsel (delivered at the Seller's expense) acceptable to the Trustee and the Depositor that an original recorded Mortgage is not required to enforce the Trustee's interest in the Mortgage Loan;

               (iv) the original or a copy of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans, or, as to any assumption, modification or substitution agreement which cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer's Certificate of the Seller certifying that the copy of such assumption, modification or substitution agreement delivered to the Trustee (or its custodian) on behalf of the Trust is a true copy and that the original of such agreement has been forwarded to the public recording office;

               (v) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned to "LaSalle Bank National Association, as Trustee for Thornburg Mortgage Securities Trust 2006-5, without recourse" or in blank;

               (vi) in the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original copy of any intervening Assignment of Mortgage showing a complete chain of assignments, or, in the case of an intervening Assignment of Mortgage that has been lost, a written Opinion of Counsel (delivered at the Seller's expense) acceptable to the Trustee that such original intervening Assignment of Mortgage is not required to enforce the Trustee's interest in the Mortgage Loans;

               (vii) the original or a certified copy of the lender's title insurance policy; and

               (viii) with respect to any Cooperative Loan, the Cooperative Loan
                      Documents.

          Notwithstanding the above, the Mortgage Files to be delivered and deposited with the Trustee, or the Custodian, as its agent, the Mortgage Loans serviced by WFB, shall include only the documents or instruments referred to in clauses (i), (ii), (iv) and (v) above and the other documents identified above shall be retained and held by WFB, as a Servicer, as provided in the Reconstituted Servicing Agreement dated as of August 1, 2006, among the Seller, WFB and the Trust, and acknowledged by the Master Servicer; provided that the Master Servicer shall cause WFB to deliver to the Custodian, within 60 days of the occurrence of a Document Transfer Event, the documents and instruments so retained by it consisting of the documents or instruments referred to in clauses
(iii) and (vi) through (viii) above.

          In connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will take (or shall cause the applicable Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Trustee and the Master Servicer), such actions as are necessary to cause the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of the Certificates issued in connection with the transfer of such Mortgage Loans to the Thornburg Mortgage Securities Trust 2006-5.

          With respect to each Cooperative Loan the Seller, on behalf of the Depositor does hereby deliver to the Trustee (or Custodian) the related Cooperative Loan Documents and the Seller will take (or shall cause the applicable Servicer to take), at the expense of the Seller (with the cooperation of the Depositor, the Trustee and the Master Servicer) such actions as are necessary under applicable law (including but not limited to the relevant UCC) in order to perfect the interest of the Trustee in the related Mortgaged Property.

          Assignments of each Mortgage with respect to each Mortgage Loan that is not a MERS Mortgage Loan (other than a Cooperative Loan) shall be recorded; provided, however, that such assignments need not be recorded if, in the Opinion of Counsel (which must be from Independent Counsel and not at the expense of the Trust or the Trustee) acceptable to the Trustee, each Rating Agency and the Master Servicer, recording in such states is not required to protect the Trust's interest in the related Mortgage Loans; provided, however, notwithstanding the delivery of any Opinion of Counsel, each assignment of Mortgage shall be submitted for recording by the Seller (or the Seller will cause the applicable Servicer to submit each such assignment for recording), at the cost and expense of the Seller, in the manner described above, at no expense to the Trust or Trustee, upon the earliest to occur of (1) reasonable direction by the Majority Certificateholders, (2) the occurrence of a bankruptcy or insolvency relating to the Seller or the Depositor, or (3) with respect to any one Assignment of Mortgage, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than three months thereafter except to the extent delays are caused by the applicable recording office), the Seller shall properly record (or the Seller will cause the applicable Servicer to properly record), at the expense of the Seller (with the cooperation of the Depositor, the Trustee and the Master Servicer), in each public recording office where the related Mortgages are recorded, each assignment referred to in Section 2.01(v) above with respect to a Mortgage Loan that is not a MERS Mortgage Loan.

          The Trustee agrees to execute and deliver to the Depositor on or prior to the Closing Date an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), substantially in the form attached as Exhibit G-1 hereto.

          If the original lender's title insurance policy, or a certified copy thereof, was required to be but was not delivered pursuant to Section 2.01(vii) above, the Seller shall deliver or cause to be delivered to the Trustee the original or a copy of a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original or a certified copy thereof to be delivered to the Trustee, promptly upon receipt thereof, but in any case within 175 days of the Closing Date. The Seller shall deliver or cause to be delivered to the Trustee, promptly upon receipt thereof, any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan sold to the Depositor by the Seller and required to be delivered to the Trustee, including, but not limited to, any original documents evidencing


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

an assumption or modification of any Mortgage Loan. The Master Servicer shall cause to be delivered to the Trustee or the Custodian, as its agent, the Mortgage Files retained by WFB within 60 days of the occurrence of a Document Transfer Event as described above.

          For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the Custodian on behalf of the Trustee, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account have been so deposited. All original documents that are not delivered to the Trustee on behalf of the Trust shall be held by the Master Servicer or the applicable Servicer in trust for the Trustee, for the benefit of the Trust and the Certificateholders.

          Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 90 days to cure such defect or deliver such missing document to the Trustee. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 2.03 hereof.

          The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

          SECTION 2.02. Acceptance by Trustee.

          The Trustee hereby accepts its appointment as Custodian hereunder and acknowledges the receipt, subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, of the documents referred to in Section
2.01 above and all other assets included in the definition of "Trust Fund" and declares that, in its capacity as Custodian, it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" in trust for the exclusive use and benefit of all present and future Certificateholders.

          The Trustee further agrees, for the benefit of the Certificateholders, to review each Mortgage File (other than for Mortgage Loans serviced by WFB) delivered to it and to certify and deliver to the Depositor, the Seller and each Rating Agency an interim certification in substantially the form attached hereto as Exhibit G-2, within 90 days after the Closing Date (or, with respect to any document delivered after the Startup Day, within 45 days of receipt (including, but not limited to, documents provided by WFB as described in Section 2.01) and with respect to any Qualified Substitute Mortgage, within five Business Days after the assignment thereof) that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents required to be delivered to it pursuant Section 2.01 of this Agreement are in its possession,
(ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the


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

information set forth in the Mortgage Loan Schedule that corresponds to items
(i), (ii), (iii), (xiii), (xiv) and (xviii) of the Mortgage Loan Schedule (to the extent such items are required to be delivered to it as part of the Mortgage Files pursuant to Section 2.01) accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

          No later than 180 days after the Closing Date, the Trustee shall deliver to the Depositor and the Seller a final certification in the form annexed hereto as Exhibit G-3 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

          If, in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or not conforming to the requirements set forth herein, at the conclusion of its review the Trustee (or the Custodian as its designated agent) shall promptly notify the Seller, the Depositor and the Master Servicer. In addition, upon the discovery by the Seller or the Depositor (or upon receipt by the Trustee of written notification of such breach) of a breach of any of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.

          The Depositor and the Trustee intend that the assignment and transfer herein contemplated constitute a sale of the Mortgage Loans, the related Mortgage Notes and the related documents, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee in trust for the benefit of the Certificateholders and that such property not be part of the Depositor's estate or property of the Depositor in the event of any insolvency by the Depositor. In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and does hereby grant to the Trustee a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans, the related Mortgage Notes and the related documents, and that this Agreement shall constitute a security agreement under applicable law.

          SECTION 2.03. Repurchase or Substitution of Mortgage Loans by the Seller.

          (a) Upon discovery or receipt of written notice that a document does not comply with the requirements of Section 2.01 hereof, or that a document is missing from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or in Section 2.04 or Section 2.08 hereof in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders, the Trustee (or the Custodian as its designated agent) shall promptly notify the Seller of such noncompliance, missing document or breach and request that the Seller deliver such missing document or cure such noncompliance or breach within 90 days from the date that


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

the Seller was notified of such missing document, noncompliance or breach, and if the Seller does not deliver such missing document or cure such noncompliance or breach in all material respects during such period, the Trustee shall enforce the Seller's obligation under the Mortgage Loan Purchase Agreement and cause the Seller to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90 day period (subject to Section 2.03(e) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90 day period, if the Seller shall have commenced to cure such breach within such 90 day period, the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within the additional period provided under the Mortgage Loan Purchase Agreement; and, provided further, that, in the case of the breach of any representation, warranty or covenant made by the Seller in Schedule III to the Mortgage Loan Purchase Agreement, the Seller shall be obligated to cure such breach or purchase the affected Mortgage Loans for the Purchase Price or, if the Mortgage Loan or the related Mortgaged Property acquired with respect thereto has been sold, then the Seller shall pay, in lieu of the Purchase Price, any excess of the Purchase Price over the Net Liquidation Proceeds received upon such sale. The Purchase Price for the repurchased Mortgage Loan or such other amount due shall be deposited in the Distribution Account on or prior to the next Determination Date after the Seller's obligation to repurchase such Mortgage Loan arises. The Trustee, upon receipt of written certification from the Securities Administrator of the related deposit in the Distribution Account, shall release to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility with regard to such Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(d) below. It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

          The Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement including, without limitation, any obligation of the Seller to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant as described in this Section 2.03(a).

          Any costs and expenses incurred by the Trustee enforcing the obligations of the Seller under this Section 2.03(a) shall be reimbursable to the Trustee from amounts on deposit in the Distribution Account.

          (b) If pursuant to the provisions of Section 2.03(a), the Seller repurchases or otherwise removes from the Trust Fund a Mortgage Loan that is a MERS Mortgage Loan, the Seller will take (or shall cause the applicable Servicer to take), at the expense of the Seller (with the


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

cooperation of the Depositor, the Trustee and the Master Servicer), such actions as are necessary either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller or its designee as the beneficial holder of such Mortgage Loan.

          (c) [Reserved].

          (d) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Mortgage Loans, such substitution shall be effected by the Seller delivering to the Trustee, for such Qualified Substitute Mortgage Loan or Mortgage Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01 hereof (subject to the exceptions provided therein), together with an Officers' Certificate stating that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment (as described below), if any, in connection with such substitution; provided, however, that, in the case of any Qualified Substitute Mortgage Loan that is a MERS Mortgage Loan, the Seller shall provide such documents and take such other action with respect to such Qualified Substitute Mortgage Loans as are required pursuant to Section 2.01 hereof. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within five Business Days thereafter, shall review such documents as specified in Section 2.02 hereof and deliver to the related Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit G-2, with any exceptions noted thereon. Within 180 days of the date of substitution, the Trustee shall deliver to the Seller and the Master Servicer a certification substantially in the form of Exhibit G-3 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the collections and recoveries in respect of such Deleted Mortgage Loan in the Due Period preceding the month of substitution and the Depositor or the Seller, as the case may be, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and, in the case of a substitution effected by the Seller, the Mortgage Loan Purchase Agreement, including, in the case of a substitution effected by the Seller all representations and warranties thereof included in the Mortgage Loan Purchase Agreement and all representations and warranties thereof set forth in Section 2.04 hereof, in each case as of the date of substitution.

          For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller shall determine, and provide written certification to the Trustee and the Seller as to, the amount (each, a "SUBSTITUTION ADJUSTMENT"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate, as to each such Qualified Substitute Mortgage Loan, of the principal balance thereof as of the date of substitution, together with one month's interest on such principal balance at the applicable Net Loan Rate. On or prior to the next Determination Date after the Seller's obligation to repurchase the related Deleted Mortgage Loan arises, the Seller will deliver or cause to be delivered to the Securities Administrator for deposit in the Distribution Account an amount equal to the related Substitution Adjustment, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and an acknowledgment from the Securities Administrator of its receipt of the deposit to the Distribution Account, shall release to the Seller the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

          In addition, the Seller shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(l) of the Code or on "contributions after the startup date" under Section 860G(d)(l) of the Code, or
(b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. If such Opinion of Counsel cannot be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

          (e) Upon discovery by the Seller, the Master Servicer, a Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(d), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a) above, if made by the Seller. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

          SECTION 2.04. Representations and Warranties of the Seller with
                        Respect to the Mortgage Loans.

          The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders that the representations and warranties made by the Seller pursuant to Schedule III to the Mortgage Loan Purchase Agreement are hereby being made to the Trustee and are true and correct as of the Closing Date.

          With respect to the representations and warranties incorporated in this Section 2.04 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Master Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Certificateholders then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          Within 90 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects or, in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Qualified Substitute Mortgage Loans, in either case, in accordance with Section 2.03 hereof.

          It is understood and agreed that the representations and warranties incorporated in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Seller, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Seller set forth in Section 2.03(a) hereof to cure, substitute for or repurchase a related Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders or to the Trustee on their behalf respecting a breach of the representations and warranties incorporated in this Section 2.04.

          SECTION 2.05. [Reserved].

          SECTION 2.06. Representations and Warranties of the Depositor.

          The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders as follows:

               (i) this agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general an except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);


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

               (ii) immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

               (iii) as of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust;

               (iv) the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

               (v) the Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

               (vi) the Depositor is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

               (vii) the execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated hereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or, to the best of the Depositor's knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement);

               (viii) to the best of the Depositor's knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or "blue sky" laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement; and

               (ix) there are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor;
     (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

          SECTION 2.07. Issuance of Certificates.

          The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02 hereof, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Securities Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

          SECTION 2.08. Representations and Warranties of the Seller.

          The Seller hereby represents and warrants to the Trust and the Trustee on behalf of the Certificateholders that, as of the Closing Date or as of such date specifically provided herein:

               (i) the Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to fulfill its obligations hereunder;

               (ii) the Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or other similar laws in relation to the rights of creditors generally;

               (iii) the execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;


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

               (iv) the Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

               (v) the Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

               (vi) the Seller has good, marketable and indefeasible title to the Mortgage Loans, free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans and upon the payment of the purchase price under the Mortgage Loan Purchase Agreement by the Depositor, the Depositor will have good and marketable title to the Mortgage Notes and Mortgage Loans, free and clear of all liens or encumbrances;

               (vii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

               (viii) there are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement,
     (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

               (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

               (x) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to the Mortgage Loan Purchase Agreement are not subject to the bulk transfer or any similar statutory provisions.

          SECTION 2.09. Covenants of the Seller.

          The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Depositor, and the Master Servicer of the existence of any lien on any Mortgage


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Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Depositor, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 2.09 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

          SECTION 3.01. Master Servicer to Service and Administer the Mortgage
                        Loans.

          The Master Servicer shall supervise, monitor and oversee the obligation of the Servicers to service and administer their respective Mortgage Loans in accordance with the terms of the applicable Servicing Agreement and, where applicable, the Correspondent Sellers Guide and the Master Servicing Guide, and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and, where applicable, the Master Servicing Guide. Furthermore, the Master Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in Section 5.04 and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicers to the related Servicing Accounts pursuant to the applicable Servicing Agreements.

          The Trustee shall furnish the Servicers and the Master Servicer with any limited powers of attorney and other documents in form acceptable to the Trustee, necessary or appropriate to enable the Servicers and the Master Servicer to service and administer the related Mortgage Loans and REO Property, which limited powers of attorney shall provide that the Trustee will not be liable for the actions or omissions of the Servicers or Master Servicer in exercising such powers.


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          The Master Servicer shall not without the Trustee's written consent
(i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Master Servicer's representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state. The Master Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Master Servicer.

          The Trustee shall provide access to the records and documentation in possession of the Trustee (including in its capacity as Custodian hereunder) regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

          The Trustee, upon the written request of the Master Servicer, shall execute and deliver to the related Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property;
(ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Mortgage or otherwise available at law or equity.

          SECTION 3.02. REMIC-Related Covenants.

          For as long as each REMIC created hereunder shall exist, the Trustee and the Securities Administrator shall act in accordance herewith to treat each such REMIC as a REMIC, and the Trustee and the Securities Administrator shall comply with any directions of the Depositor, the related Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee, the Securities Administrator and the Master Servicer shall not (a) sell or knowingly permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans or is otherwise permitted pursuant to this Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust; and
(b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.03 or 2.04 of this Agreement or as otherwise provided in this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion.

          SECTION 3.03. Monitoring of Servicers.

          (a) The Master Servicer shall be responsible for reporting to the Trustee (on behalf of the Trust) and the Depositor the compliance by each Servicer with its duties under the related


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Servicing Agreement. In the review of each Servicer's activities, the Master
Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Trustee thereof and the Master Servicer shall issue such notice of termination or take such other action as it deems appropriate, provided, however, if the defaulting Servicer is WFB, upon receipt by a Responsible Officer of the Trustee of written notice from the Master Servicer or another Person of an event of default that, unless cured, would constitute grounds for such termination, the Trustee in consultation with the Depositor shall issue such notice of termination or take such other action as it deems appropriate. For avoidance of doubt, nothing herein shall impose an obligation on the Trustee to monitor the performance of WFB as Servicer.

          (b) The Master Servicer, for the benefit of the Trust and the Certificateholders, shall (acting as agent of the Trust when enforcing the Trust's rights under each Servicing Agreement) (i) enforce the obligations of each Servicer under the related Servicing Agreement, and (ii) in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such Servicer thereunder and for servicers other than WFB, act as servicer of the related Mortgage Loans or enter into a new Servicing Agreement with a successor Servicer selected by the Master Servicer which the Master Servicer shall cause the Trustee to acknowledge; provided, however, that if the Servicer subject to such termination is WFB, the Master Servicer shall immediately notify the Trustee in writing of: (A) WFB's failure to perform and
(B) the nature and description of such failure including whether such failure constitutes grounds for termination, and upon receipt of such notice the Trustee, subject to the preceding paragraph, may (A) terminate the rights and obligations of such Servicer and (B) enter into a new servicing agreement with a successor servicer selected by it; provided, further it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense except as provided in paragraph (c) below, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action. Any costs and expenses incurred by the Trustee in connection with its performance of its obligations under this
Section 3.03, if not reimbursed by WFB, shall be reimbursed to the Trustee by the Trust Fund.

          (c) To the extent that the costs and expenses of the Master Servicer related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated


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with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

          (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

          (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

          (f) With respect to Additional Collateral Mortgage Loans, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of each Servicer under its Servicing Agreement with respect to Additional Collateral, except (a) with respect to any instances where a Servicer, in the course of fulfilling its obligations under the related Servicing Agreement seeks directions, instructions, consents or waivers from the Master Servicer with respect to any item of Additional Collateral, or (b) upon the occurrence of the following events (i) in the case of a final liquidation of any Mortgaged Property secured by Additional Collateral, the Master Servicer shall enforce the obligation of the Servicer under the related Servicing Agreement to liquidate such Additional Collateral as required by such Servicing Agreement, and (ii) if the Master Servicer assumes the obligations of such Servicer as successor Servicer under the related Servicing Agreement pursuant to this Section 3.03, as successor Servicer, it shall be bound to service and administer the Additional Collateral in accordance with the provisions of such Servicing Agreement.

          (g) If a Servicing Agreement requires the approval of the Master Servicer for a modification to a Mortgage Loan, the Master Servicer shall approve such modification if, based upon its receipt of written notification from the related Servicer outlining the terms of such modification and appropriate supporting documentation, the Master Servicer determines that the modification is permitted under the terms of the related Servicing Agreement and that any conditions to such modification set forth in related Servicing Agreement have been satisfied. If a Servicing Agreement requires approval or consent of the Trustee for a modification, the Trustee shall approve or consent to such modification if the Master Servicer makes such a determination and in reliance thereon.

          (h) If a Servicing Agreement requires the oversight and monitoring of loss mitigation measures with respect to the related Mortgage Loans, the Master Servicer will monitor any loss mitigation procedure or recovery action related to a defaulted Mortgage Loan (to the extent it receives notice of such from the related Servicer) and confirm that such loss mitigation procedure or recovery action is initiated, conducted and concluded in accordance with any timeframes and any other requirements set forth in the related Servicing Agreement, and the


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Master Servicer shall notify the Depositor in any case in which the Master
Servicer believes that the related Servicer is not complying with such timeframes and/or other requirements.

          SECTION 3.04. Fidelity Bond.

          The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

          SECTION 3.05. Power to Act; Procedures.

          The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders, the Trust and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds, Liquidation Proceeds and Recoveries and (iv) to effectuate, in its own name, on behalf the Trust, or in the name of the Trust, foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not permit any Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would result in an Adverse REMIC Event unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not result in an Adverse REMIC Event. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any limited powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer). In instituting foreclosures or similar proceedings, the Master Servicer shall institute such proceedings either in its own name on behalf of the Trust or in the name of the Trust (or cause the related Servicer, pursuant to the related Servicing Agreement, to institute


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such proceedings either in the name of such Servicer on behalf of the Trust or in the name of the Trust), unless otherwise required by law or otherwise appropriate. If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trust or the Trustee on its behalf or that the Trust or the Trustee, as applicable, would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee, on behalf of the Trust, in the appointment of a co-trustee pursuant to Section 8.10 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee on behalf of the Trust.

          SECTION 3.06. Due-on-Sale Clauses; Assumption Agreements.

          To the extent provided in the applicable Servicing Agreement and to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

          SECTION 3.07. Release of Mortgage Files.

          (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by any Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will, if required under the applicable Servicing Agreement, promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit F hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the related Servicing Account maintained by the applicable Servicer pursuant to Section 4.01 or by the applicable Servicer pursuant to its Servicing Agreement have been or will be so deposited) and shall request that the Trustee (or the Custodian, on behalf of the Trustee) deliver to the applicable Servicer the related Mortgage File. Upon receipt of such certification and request, the Trustee (or the Custodian, on behalf of the Trustee), shall promptly release the related Mortgage File to the applicable Servicer and the Trustee (and the Custodian, if applicable) shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, each Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of


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satisfaction or assignment, as the case may be, shall be chargeable to the related Servicing Account.

          (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by a Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Trustee (or the Custodian, on behalf of the Trustee), shall, upon the request of a Servicer or the Master Servicer, and delivery to the Trustee (the Custodian, on behalf of the Trustee), of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit F (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Trustee (or the Custodian on behalf of the Trustee) when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Trustee (or the Custodian on behalf of the Trustee), to the Servicer or the Master Servicer.

          SECTION 3.08. Documents, Records and Funds in Possession of Master
                        Servicer To Be Held for Trust.

          (a) The Master Servicer shall transmit and each Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee (or Custodian) such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof, or in the case of the Servicers, the applicable Servicing Agreement, to be delivered to the Trustee (or Custodian). Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by a Servicer as Liquidation Proceeds, Insurance Proceeds or Recoveries in respect of any Mortgage Loan shall be held for the benefit of the Trust and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Distribution Account the Master Servicing Fee, any additional compensation pursuant to Section 3.14 and any other amounts provided in this Agreement, and to the right of each Servicer to retain its Servicing Fee and any other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.


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          (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, Insurance Proceeds or Recoveries, shall be held by the Master Servicer for and on behalf of the Trust and the Certificateholders and shall be and remain the sole and exclusive property of the Trust; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement.

          SECTION 3.09. Standard Hazard Insurance and Flood Insurance Policies.

          (a) For each Mortgage Loan (other than a Cooperative Loan), the Master Servicer shall enforce any obligation of the Servicers under the related Servicing Agreements to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreements. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

          (b) Pursuant to Section 4.01 and 4.02, any amounts collected by the Servicers or the Master Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Distribution Account, subject to withdrawal pursuant to Section 4.02 and 4.03. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.02 and 4.03.

          SECTION 3.10. Presentment of Claims and Collection of Proceeds.

          The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the related Servicer to, prepare and present on behalf of the Trustee, the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Distribution Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).


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          SECTION 3.11. Maintenance of the Primary Insurance Policies.

          (a) The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of such Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan (including any lender-paid Primary Insurance Policy) in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

          (b) The Master Servicer agrees to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee, the Trust and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01 and 4.02, any amounts collected by the Servicer under any Primary Insurance Policies shall be deposited in the Distribution Account, subject to withdrawal pursuant to Section 4.03.

          SECTION 3.12. Trustee to Retain Possession of Certain Insurance
                        Policies and Documents.

          The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available and delivered) of any Primary Insurance Policies, or certificate of insurance if applicable and available, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement and which come into its possession. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer from time to time.

          SECTION 3.13. Realization Upon Defaulted Mortgage Loans.

          The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the


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ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

          SECTION 3.14. Additional Compensation to the Master Servicer.

          Pursuant to Section 4.02(c), certain income and gain realized from any investment of funds in the Distribution Account shall be for the benefit of the Master Servicer as additional compensation. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but, unless otherwise specifically permitted in a Servicing Agreement, not including any Prepayment Penalty Amounts) shall be retained by the applicable Servicer, or the Master Servicer, and shall not be deposited in the related Servicing Account or Distribution Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement. The amount of the aggregate compensation payable as set forth in this Section 3.14 plus the Master Servicing Fee due to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with Section 5.06.

          SECTION 3.15. REO Property.

          (a) In the event the Trust (or the Trustee on its behalf) acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trust, or if required under applicable law, to the Trustee, or to its nominee, on behalf of the Trust. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell, any REO Property as expeditiously as possible (and in no event later than three years after acquisition) and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve, such REO Property in the manner and to the extent required by the applicable Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

          (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the related Servicing Account.

          (c) The Master Servicer and the applicable Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.


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          (d) To the extent provided in the related Servicing Agreement, the
Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above shall be deposited in the related Servicing Account on or prior to the applicable Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the related Distribution Account on the next succeeding Servicer Remittance Date.

          SECTION 3.16. Assessments of Compliance and Attestation Reports.

          (a) ASSESSMENTS OF COMPLIANCE.

               (i) By March 10 (with a 5 calendar day cure period) of each year (subject to the later date referred to in Section 3.16(a)(iii)), commencing in March 2007, the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall furnish, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.19(b) and for each fiscal year thereafter, whether or not a Form 10-K is required to be filed, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

               (ii) No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer and the Custodian, shall each forward to the Securities Administrator and the Depositor the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer, the Custodian, and the Securities Administrator submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to subsection (b) of this Section 3.16) of each Servicing Function Participant engaged by it.

               (iii) Promptly after receipt of each such report on assessment of compliance, (i) the Depositor shall review each such report and each comparable report submitted by a Servicer and, if applicable, consult with the Master Servicer, the Securities Administrator, the Custodian, the Servicers and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator


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          shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit Q and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such assessments until March 30 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year; provided that the Custodian shall only be required to deliver such an assessment of compliance with respect to any fiscal year for which a Form 10-K is required to be filed in respect of the Trust. The Master Servicer shall include all annual reports on assessment of compliance received by it with its own assessment of compliance to be submitted to the Securities Administrator pursuant to this Section.

               In the event the Master Servicer, the Securities Administrator, the Custodian, any Servicer or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any applicable custodial agreement, Servicing Agreement or sub-servicing agreement, as the case may be, such party (in the case of a Servicer, to the extent required under the applicable Servicing Agreement) shall provide or shall cause such Servicing Function Participant to provide for the applicable period preceding such assignment and termination a report on assessment of compliance pursuant to this Section 3.16(a) or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

          (b) ATTESTATION REPORTS.

               (i) By March 10 (with a 5 calendar day cure period) of each year (subject to the later date referred to in Section 3.16(b)(ii)), commencing in March 2007, the Master Servicer, the Securities Administrator, the Custodian, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Trustee, in its capacity as Custodian, the Securities Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.


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               (ii) Promptly after receipt of such report from the Master
          Servicer, the Trustee, in its capacity as Custodian, the Securities Administrator, a Servicer or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party's obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each assessment submitted pursuant to subsection (a) of this Section 3.16 is coupled with an attestation meeting the requirements of this Section and notify the Depositor of any exceptions. None of the Master Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such reports until March 30 in any given year for so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar or fiscal year; provided that the Custodian shall only be required to deliver or cause to be delivered such report with respect to any fiscal year for which a Form 10-K is required to be filed by the Trust. The Master Servicer shall include each such attestation furnished to it with its own attestation to be submitted to the Securities Administrator pursuant to this Section.

               In the event the Master Servicer, the Securities Administrator, the Custodian, any Servicer or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and duties under, or resigns pursuant to the terms of this Agreement, or any applicable custodial agreement, Servicing Agreement or sub-servicing agreement, as the case may be, such party (in the case of a Servicer, to the extent required under the applicable Servicing Agreement) shall cause a registered public accounting firm to provide an attestation pursuant to this Section 3.16(b) or to such other applicable agreement, for the applicable period immediately preceding such termination, assignment or resignation, notwithstanding any such termination, assignment or resignation.

          SECTION 3.17. Annual Compliance Statement.

          The Master Servicer and the Securities Administrator shall deliver (and the Master Servicer and Securities Administrator shall cause any Servicing Function Participant engaged by it to deliver) to the Depositor and the Securities Administrator on or before March 10 (with a 5 calendar day cure period) of each year, commencing in March 2007, an Officer's Certificate stating, as to the signer thereof, that (A) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of any Servicing Function Participant, has been made under such officer's supervision and (B) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of any Servicing Function Participant, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such Officer's Certificate, the Depositor shall review such Officer's Certificate and, if applicable, consult with each such party, as applicable, as to the


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nature of any failures by such party, in the fulfillment of any of such party's obligations hereunder or, in the case of any Servicing Function Participant, under such other applicable agreement. The Master Servicer shall include all annual statements of compliance received by it from each Servicer with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section. In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of a Servicing Function Participant, as the case may be, such party shall provide an Officer's Certificate pursuant to this Section 3.17 or to such applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

          SECTION 3.18. Sarbanes-Oxley Certification.

          Each Form 10-K shall include a Sarbanes-Oxley Certification, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Master Servicer and the Securities Administrator shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 1 (with a ten-calendar day cure period), (or by such other date and cure period specified in the applicable Servicing Agreement), of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification, if applicable in the form provided by the related Servicing Agreement (each, a "Back-Up Certification"), upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile at 410-715-2380. In the event any such party or any Servicing Function Participant engaged by such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 3.18 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, (i) the Master Servicer and the Securities Administrator shall not be required to deliver a Back-Up Certification to each other if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or custodial agreement.

          SECTION 3.19. Reports Filed with Securities and Exchange Commission.

          (a) REPORTS FILED ON FORM 10-D.

               (i) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and


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          substance as required by the Exchange Act. The Securities
          Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto. Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D ("ADDITIONAL FORM 10-D DISCLOSURE") shall be reported by the parties set forth on Exhibit R to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next two paragraphs.

               (ii) As set forth on Exhibit R hereto, within 5 calendar days after the related Distribution Date, (i) the parties to the Thornburg Mortgage Securities Trust 2006-5 transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form (which may be Word or Excel documents easily convertible to EDGAR format), or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit U hereto (an "ADDITIONAL DISCLOSURE NOTIFICATION"), and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Seller will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure in Form 10-D pursuant to this paragraph.

               (iii) After preparing the Form 10-D, the Securities Administrator shall forward upon request electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure). Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-D, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized representative of the Master Servicer shall sign each Form 10-D. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section
          3.19. Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator. Each party to this Agreement acknowledges that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.19(a) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this
          Section 3.19(a). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure


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          to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

               (iv) Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be "no." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report

          (b) REPORTS FILED ON FORM 10-K.

               (i) On or prior to the 90th day after the end of each fiscal year of the Trust in which a Form 10-K is required to be filed or such earlier date as may be required by the Exchange Act (the "10-K FILING DEADLINE") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Servicing Agreement, (i) an annual compliance statement for each Servicer, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a "REPORTING SERVICER") as described under Section 3.17, (ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under Section 3.16(a), and (B) if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 3.16(a) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's report on assessment of compliance with servicing criteria described under
          Section 3.16(a) is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 3.16(b), and (B) if any registered public accounting firm attestation report described under Section 3.16(b) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 3.18 (provided, however, that the Securities Administrator, at its


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          discretion, may omit from the Form 10-K any annual compliance statement, assessment of compliance or attestation report that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("ADDITIONAL FORM 10-K DISCLOSURE") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next two paragraphs.

               (ii) As set forth on Exhibit S hereto, no later than March 10 (with a 5 calendar day cure period) of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties to the Thornburg Mortgage Securities Trust 2006-5 transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form (which may be Word or Excel documents easily convertible to EDGAR format), or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification and
          (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Seller will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure in Form 10-K pursuant to this paragraph.

               (iii) After preparing the Form 10-K, the Securities Administrator shall forward upon request electronically a copy of the Form 10-K to the Depositor. Within three Business Days after receipt of such copy, but no later than March 25th, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-K, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section
          3.19. Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 3.19(b) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (the Custodian and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.19(b), Section 3.18, Section 3.17, Section 3.16(a) and Section 3.16(b). Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with


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          respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

               (iv) Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be "no." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

          (c) REPORTS FILED ON FORM 8-K.

               (i) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "REPORTABLE EVENT"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust a Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included in Form 8-K ("FORM 8-K DISCLOSURE INFORMATION") shall be reported by the parties set forth on Exhibit T to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next two paragraphs.

               (ii) As set forth on Exhibit T hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than close of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to the Thornburg Mortgage Securities Trust 2006-5 transaction shall be required to provide to the Securities Administrator and Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form (which may be Word or Excel documents easily convertible to EDGAR format), or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Seller will be responsible for any reasonable fees and expenses assessed or incurred


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          by the Securities Administrator in connection with including any Form
          8-K Disclosure Information in Form 8-K pursuant to this paragraph.

               (iii) After preparing the Form 8-K, the Securities Administrator shall forward upon request electronically a copy of the Form 8-K to the Depositor. Promptly, but no later than the close of business on the third Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 8-K, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized representative of the Master Servicer shall sign each Form 8-K filed by the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in subsection
          (d)(ii) of this Section 3.19. Promptly (but no later than 1 Business
          Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator or filed by the Depositor and provided to the Securities Administrator for that purpose. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.19(c) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.19(c). Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

          (d) DELISTING; AMENDMENTS; LATE FILINGS.

               (i) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise directed by the Depositor, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

               (ii) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify electronically the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement and each Servicer will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the


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          Securities Administrator will, upon receipt of all required Form 8-K
          Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, and such amendment includes any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure or any Form 8-K Disclosure Information or any amendment to such disclosure, the Securities Administrator will promptly notify electronically the Depositor and such parties will cooperate to prepare any necessary 8-KA, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized representative or a senior officer in charge of master servicing, as applicable, of the Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their respective duties under this Section 3.19(d) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

          SECTION 3.20. Additional Information.

          Each of the parties agrees to provide to the Securities Administrator such additional information related to such party as the Securities Administrator may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to such party or its performance hereunder.

          SECTION 3.21. Intention of the Parties and Interpretation.

          Each of the parties acknowledges and agrees that the purpose of
Section 3.16 through Section 3.20 of this Agreement is to facilitate compliance by the Securities Administrator and the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. Sections 229.1100 - 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with the reasonable requests made by the Securities Administrator or the Depositor for delivery of such additional or


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different information as the Securities Administrator or the Depositor may
determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

          SECTION 3.22. Indemnification.

Each party required to deliver an assessment of compliance and attestation report pursuant to Section 3.16 (each, an "ITEM 1122 RESPONSIBLE PARTY") shall indemnify and hold harmless the Securities Administrator, the Master Servicer, the Depositor and the Seller and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such Item 1122 Responsible Party of any of its obligations hereunder relating to its obligations as an Item 1122 Responsible Party, including particularly its obligations to provide any assessment of compliance, attestation report or compliance statement required under Section 3.16(a), 3.16(b) or 3.17, respectively, or any information, data or materials required to be included in any Exchange Act report, (b) any material misstatement or material omission in any information, data or materials provided by such Item 1122 Responsible Party (or, in the case of the Securities Administrator or Master Servicer, any material misstatement or material omission in (x) any compliance certificate delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, (y) any assessment or attestation delivered by or on behalf of it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (z) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information concerning the Securities Administrator or the Master Servicer and provided by either of them), or (c) the negligence, bad faith or willful misconduct of such
Item 1122 Responsible Party in connection with its performance hereunder relating to its obligations as an Item 1122 Responsible Party. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Securities Administrator, the Depositor or the Seller, then each
Item 1122 Responsible Party agrees that it shall contribute to the amount paid or payable by the Securities Administrator, the Master Servicer, the Depositor and the Seller as a result of any claims, losses, damages or liabilities incurred by the Securities Administrator, the Master Servicer, the Depositor or the Seller in such proportion as is appropriate to reflect the relative fault of the Securities Administrator, the Master Servicer, the Depositor or the Seller on the one hand and such Item 1122 Responsible Party on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          SECTION 3.23. Amendments to Master Servicing Guide and Correspondent
                        Sellers Guide.

          The Seller and the Master Servicer hereby agree not to amend the Master Servicing Guide or the Correspondent Sellers Guide with respect to the Mortgage Loans (which are Securitized Loans (as defined therein)) which amendment would (i) change the Servicer Remittance Date or date for remittance of any servicer reports or monthly remittance advices, (ii)


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change the manner in which any Servicer makes Advances, servicing advances or amounts to compensate for Interest Shortfalls or (iii) otherwise have a material adverse effect on the Trust or the Certificateholders unless such changes are made pursuant to the provisions of Section 12.01 hereof.

          SECTION 3.24. UCC.

          The Trustee agrees to file continuation statements for any Uniform Commercial Code financing statements identifying the Trust as debtor which the Depositor has informed the Trustee in writing were filed on the Closing Date in connection with the Trust, provided that the Trustee receives the related filing information on a timely basis. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

          SECTION 3.25. Optional and Required Purchases of Certain Mortgage
                        Loans.

          (a) Thornburg, in its capacity as a Servicer of a portion of the Mortgage Loans, shall have the right to purchase from the Trust any Mortgage Loan which as of the first day of a calendar quarter is delinquent in payment by 90 days or more or is an REO Property, at a price equal to the Purchase Price; provided however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related calendar quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related calendar quarter.

          (b) In addition, Thornburg, in its capacity as the Seller, may, but is not required to, repurchase any Mortgage Loan as to which the Mortgagor has requested a Significant Modification and such Mortgagor has a satisfactory payment history under such Mortgage Loan and meets the credit standards of the Seller for the loan program selected (a "SIGNIFICANT MODIFICATION LOAN"). A "SIGNIFICANT MODIFICATION" shall mean any modification to the interest rate of the greater of (i) 0.25% added or subtracted from the existing rate and (ii) a change equal to the product of (a) 5% and (b) the annual existing interest rate thereon, which is not provided for in the related Mortgage Note. The purchase price for any repurchase pursuant to this Section 3.25(b) shall be the applicable Purchase Price. In order to exercise its repurchase rights hereunder, the Seller shall deliver to the Master Servicer and the Trustee an Officer's Certificate identifying the Mortgage Loan to be repurchased and certifying that
(i) such Mortgage Loan is a Significant Modification Loan, and (ii) that the Significant Modification Loan will be entered into on the date of such repurchase.

          (c) No later than the fourth Business Day prior to each Distribution Date, Thornburg will provide to the Master Servicer a list identifying all Mortgage Loans that became Converted Mortgage Loans or Modified Mortgage Loans during the related Due Period. On the third Business Day prior to each Distribution Date, provided that it has received such list from Thornburg, the Master Servicer shall prepare and provide to TMI a Converted Mortgage Loan


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Schedule and a Modified Mortgage Loan Schedule with respect to such Due Period.
No later than 1:00 PM Eastern Time on the second Business Day prior to each Distribution Date, TMI shall purchase each Converted Mortgage Loan and Modified Mortgage Loan, to the extent specified in a Converted Mortgage Loan Schedule or Modified Mortgage Loan Schedule delivered to it by the Master Servicer for such Distribution Date, at the applicable Purchase Price for each such Converted Mortgage Loan or Modified Mortgage Loan, as applicable, and shall remit such Purchase Price to the Master Servicer for deposit in the Distribution Account.

          (d) If at any time Thornburg or TMI, as applicable, remits to the Master Servicer a payment for deposit in the Distribution Account covering the amount of the Purchase Price for a Mortgage Loan of the type set forth in clauses (a), (b) or (c) above, as applicable, and Thornburg, or TMI, as applicable, provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Distribution Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of Thornburg or TMI without recourse to Thornburg or TMI, as applicable, which shall succeed to all the Trust's and/or the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. Thornburg or TMI, as applicable, will thereupon own such Mortgage Loan, and all such security and documents, free of any further obligation to the Trust, the Trustee or the Certificateholders with respect thereto.

          SECTION 3.26. Realization upon Troubled Mortgage Loans.

          The Master Servicer shall have the right to cause a Servicer to sell or work out any Mortgage Loan as to which the Master Servicer reasonably believes that default in payment is likely, provided, however, that, with respect to any such sale of a Mortgage Loan by a Servicer, the related sale price shall be no less than the Stated Principal Balance of such Mortgage Loan as of the last day of the Due Period immediately preceding the date of such sale plus accrued interest thereon through such sale date. Any and all proceeds from such a sale shall be deemed to be Liquidation Proceeds hereunder and any such Mortgage Loan which has been sold shall be deemed a Liquidated Mortgage Loan hereunder.

          SECTION 3.27. Closing Certificate and Opinion.

          On or before the Closing Date, the Master Servicer shall cause to be delivered to the Depositor, the Seller, the Trustee, and Bear, Stearns & Co. Inc. an Opinion of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor, Bear, Stearns & Co. Inc., and the Seller as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

          SECTION 3.28. Liabilities of the Master Servicer.

          The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.


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          SECTION 3.29. Merger or Consolidation of the Master Servicer.

          (a) The Master Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

          (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 3.30. Indemnification of the Trustee, the Delaware Trustee,
                        the Master Servicer and the Securities Administrator.

          (a) In addition to any indemnity required pursuant to Section 3.22 hereof, the Master Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to this Agreement or the Certificates (i) related to the Master Servicer's failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Master Servicer's willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Master Servicer and the Depositor written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Delaware Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

          (b) The Trust will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise indemnified by the Master Servicer as referred to in Subsection (a) above.

          (c) In addition to any indemnity required pursuant to Section 3.22 hereof, the Securities Administrator agrees to indemnify the Indemnified Persons (other than the Securities Administrator) for, and to hold them harmless against, any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part (i) in connection with, arising out of, or relating to the Securities Administrator's failure to file any Exchange Act report which the Securities


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Administrator is responsible for filing in accordance with Section 3.19, (ii) by reason of the Securities Administrator's negligence or willful misconduct in the performance of such obligations pursuant to Section 3.19 or (iii) by reason of the Securities Administrator's reckless disregard of such obligations pursuant to Section 3.19, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), an Indemnified Person shall have given the Securities Administrator written notice thereof promptly after such Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Indemnified Person's failure to give such notice shall not affect the Indemnified Person's right to indemnification hereunder. This indemnity shall survive the resignation or removal of the Trustee, the Delaware Trustee, the Master Servicer or the Securities Administrator and the termination of this Agreement.

          SECTION 3.31. Limitations on Liability of the Master Servicer and Others; Indemnification of Trustee and Others.

          Subject to the obligation of the Master Servicer to indemnify the Indemnified Persons pursuant to Section 3.30:

          (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

          (b) The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          (c) The Master Servicer, the Delaware Trustee, the Trustee (in its individual corporate capacity and as Trustee), the Custodian (including for such purpose, the Trustee acting in its capacity as Custodian) and any director, officer, employee or agent of the Master Servicer, the Delaware Trustee, the Trustee or the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (except as otherwise provided herein with respect to expenses) (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, this Agreement, the Certificates or any Servicing Agreement or the transactions contemplated hereby or thereby (except, with respect to the Master Servicer, to the extent that the Master Servicer is indemnified by the Servicer thereunder), other than (i) with respect to the Master Servicer only, any such loss, liability or expense related to the Master Servicer's failure to perform its duties in compliance with this Agreement or (ii) with respect to the Master Servicer or Custodian only, any such loss, liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance, bad faith or gross negligence in the performance of its own duties hereunder or by


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reason of reckless disregard of its own obligations and duties hereunder or under a custodial agreement.

          (d) The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer may in its discretion, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Trust and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account as provided by Section 4.03. Nothing in this Subsection 3.31(d) shall affect the Master Servicer's obligation to supervise, or to take such actions as are necessary to ensure, the servicing and administration of the Mortgage Loans pursuant to Subsection 3.01(a).

          (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

          (f) The Master Servicer shall not be liable for any acts or omissions of any Servicer, except as otherwise expressly provided herein.

          SECTION 3.32. Master Servicer Not to Resign.

          Except as provided in Section 3.34, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Independent Opinion of Counsel (delivered at the expense of the Master Servicer) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor to the Master Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with
Section 7.02 hereof. The Trustee shall notify each Rating Agency of the resignation of the Master Servicer.

          SECTION 3.33. Successor Master Servicer.

          In connection with the appointment of any successor master servicer or the assumption of the duties of the Master Servicer, the Trustee may make such arrangements for the compensation of such successor master servicer out of payments on the Mortgage Loans as the Trustee and such successor master servicer shall agree which in no case shall exceed the Master Servicing Fee, plus the portion of investment income on amounts on deposit in the Distribution Account to which the Master Servicer is entitled hereunder. If the successor master servicer does not agree that the proposed compensation is fair, such successor master servicer shall obtain two


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quotations of market compensation from third parties actively engaged in the servicing of single-family mortgage loans; provided, however, that Thornburg, as a Servicer of a portion of the Mortgage Loans, shall have the right, but not the obligation, to be appointed successor master servicer in the event that the Trustee, in its sole discretion, decides not to assume the duties of the Master Servicer itself; and provided, further, that each Rating Agency shall confirm in writing that any appointment of a successor Master Servicer (other than the Trustee) will not result in a downgrade in the then current rating of any Class of Certificates.

          SECTION 3.34. Sale and Assignment of Master Servicing.

          The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement, with the written consent of Thornburg in its capacity as a Servicer of a portion of the Mortgage Loans, to be given in its sole discretion, and provided further that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to Thornburg and the Trustee (as evidenced in writing signed by Thornburg and the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's ratings of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Independent Opinion of Counsel, (delivered at the Master Servicer's expense) each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

          SECTION 3.35. Reporting Requirements of the Commission.

          To the extent that, following the Closing Date, the content of Forms 8-K, 10-D, 10-K, 15 or other Forms required by the Exchange Act and the Rules and Regulations of the Commission and the time by which such Forms are required to be filed, differs from the provisions of this Agreement, the Master Servicer and the Securities Administrator hereby agree that each shall reasonably cooperate to amend the provisions of this Agreement (in accordance with Section 12.01) in order to comply with such amended reporting requirements and such amendment of this Agreement. Notwithstanding the foregoing, neither the Master Servicer nor the Securities Administrator shall be obligated to enter into any amendment pursuant to this Section that adversely affects its obligations or immunities under this Agreement.


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                                   ARTICLE IV

                                    ACCOUNTS

          SECTION 4.01. Servicing Accounts.

          (a) The Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more custodial accounts (the "SERVICING ACCOUNTS") in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by a Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and advances made from the Servicer's own funds (less, in the case of each Servicer, the applicable servicing compensation, in whatever form and amounts as permitted by the applicable Servicing Agreement) and all other amounts to be deposited in each such Servicing Account. The Servicer is hereby authorized to make withdrawals from and deposits to the related Servicing Account for purposes required or permitted by this Agreement and the applicable Servicing Agreement. For the purposes of this Agreement, Servicing Accounts shall also include such other accounts as the Servicer maintains for the escrow of certain payments, such as taxes and insurance, with respect to certain Mortgaged Properties. Each Servicing Agreement sets forth the criteria for the segregation, maintenance and investment of each related Servicing Account, the contents of which are acceptable to the parties hereto as of the date hereof and changes to which shall not be made unless such changes are made in accordance with the provisions of Section 12.01 hereof.

          (b) [Reserved];

          (c) To the extent provided in the related Servicing Agreement and subject to this Article IV, on or before each Servicer Remittance Date, each Servicer shall withdraw or shall cause to be withdrawn from the related Servicing Accounts and shall immediately deposit or cause to be deposited in the Distribution Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with respect to each of the Mortgage Loans it is servicing:

               (i) Monthly Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicers pursuant to the Servicing Agreements which were due on or before the related Due Date but net of the amount thereof comprising the Servicing Fees;

               (ii) Principal Prepayments in full and any Liquidation Proceeds received by the Servicers with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fees and any Recoveries received in the related Prepayment Period;

               (iii) Principal Prepayments in part received by the Servicers for such Mortgage Loans in the related Prepayment Period;


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               (iv) Prepayment Penalty Amounts, if any, and only if required under the related Servicing Agreement; and

               (v) any amount to be used as a delinquency advance or to pay any Interest Shortfalls, in each case, as required to be paid under the related Servicing Agreement.

          (d) Withdrawals may be made from a Servicing Account only to make remittances as provided in Section 4.01(c), 4.02 and 4.03; to reimburse the Master Servicer or a Servicer for Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Sections 4.01(c) and 4.02(b), certain amounts otherwise due to the Servicers may be retained by them and need not be deposited in the Distribution Account.

               Notwithstanding anything herein to the contrary, the Master Servicer shall not be responsible for verifying the accuracy of any Prepayment Penalty.

          SECTION 4.02. Distribution Account.

          (a) The Securities Administrator shall establish and maintain in the name of the Trustee, for the benefit of the Trust and the Certificateholders, the Distribution Account as a segregated account or accounts, each of which shall be an Eligible Account. The Distribution Account shall constitute an account of the Trust segregated on the books of the Securities Administrator and held by the Securities Administrator in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee, the Securities Administrator or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee, the Securities Administrator or the Master Servicer). The amount at any time credited to the Distribution Account shall be (i) fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested by the Securities Administrator, in Permitted Investments, in accordance with
Section 4.02(c). All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the immediately succeeding Distribution Date. With respect to the Distribution Account and the funds deposited therein, the Securities Administrator shall take such action as may be necessary to ensure that the Trust and the Certificateholders shall be entitled to the priorities afforded to such an account (in addition to a claim against the estate of the Securities Administrator or the Trustee) as provided by 12 U.S.C. Section 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations, if applicable. The Securities Administrator, Trustee or their affiliates are permitted to receive additional compensation that could be deemed to be in the their economic self-interest for (i) serving as investment adviser, administrator, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. The Master Servicer and the Securities Administrator will deposit in the Distribution Account as


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identified by the Master Servicer or the Securities Administrator and as
received by the Master Servicer or the Securities Administrator, the following amounts:

               (i) any amounts withdrawn from a Servicing Account pursuant to
     Section 4.01(c);

               (ii) any Advance and any Compensating Interest Payments required to be made by the Master Servicer to the extent required but not made by a Servicer;

               (iii) any Insurance Proceeds, Liquidation Proceeds or Recoveries received by or on behalf of the Master Servicer or which were not deposited in a Servicing Account;

               (iv) the Purchase Price with respect to any Mortgage Loans purchased by the Seller under this Agreement, any Substitution Adjustments pursuant to Section 2.03 of this Agreement, the Purchase Price with respect to any Mortgage Loans purchased by Thornburg or TMI pursuant to Section 3.25, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Thornburg pursuant to Section 10.01;

               (v) any amounts required to be deposited with respect to losses on investments of deposits in the Distribution Account; and

               (vi) any other amounts received by or on behalf of the Master Servicer or the Securities Administrator and required to be deposited in the Distribution Account pursuant to this Agreement.

          (b) All amounts deposited to the Distribution Account shall be held by the Securities Administrator in the name of the Trustee in trust for the benefit of the Trust and Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges (but including, in the case of Thornburg, all Prepayment Penalty Amounts) and (ii) the items enumerated in Subsections 4.03(a)(i), (ii), (iii), (iv), (vi), (vii), (ix), (x) and with respect to the Securities Administrator item (xi), need not be credited by the Master Servicer or the related Servicer to the Distribution Account. In the event that the Master Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

          (c) The amount at any time credited to the Distribution Account shall be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as follows. All net earnings on Permitted Investments shall be for the benefit of Thornburg, in its capacity as Servicer, except that the investment income with respect to the investment of funds in the Distribution Account made on the Business Day prior to each Distribution Date shall be for the benefit of the Master Servicer. All Permitted Investments made for the benefit of Thornburg shall be made at the written direction of Thornburg to the Master Servicer (or, if no such written direction is received, in investments of the type specified


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in clause (vi) of the definition of Permitted Investments), shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the Business Day prior to the next succeeding Distribution Date. Any and all investment earnings from such Permitted Investments shall be paid to Thornburg, and the risk of loss of moneys resulting from such investments shall be borne by and be the risk of Thornburg. Thornburg shall deposit the amount of any such loss in the Distribution Account within two Business Days of receipt of notification of such loss but not later than the next succeeding Distribution Date.

          All Permitted Investments made for the benefit of the Master Servicer shall be in such Permitted Investments as shall be selected by the Master Servicer and shall mature (and be subject to withdrawal and be held until) the next succeeding Distribution Date. Any and all investment earnings from such Permitted Investments shall be paid to the Master Servicer and the risk of loss on such Permitted Investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Distribution Account no later than the next succeeding Distribution Date.

          SECTION 4.03. Permitted Withdrawals and Transfers from the Distribution Account.

          (a) The Master Servicer will, from time to time on demand of a Servicer, the Securities Administrator, or for its own account as set forth below, make or cause to be made such withdrawals or transfers from the Distribution Account, in the case of a demand by a Servicer, as the applicable Servicer has designated for such transfer or withdrawal pursuant to the applicable Servicing Agreement, or in the case of a demand by the Securities Administrator as the Securities Administrator has demanded pursuant hereto, or as the Master Servicer has determined to be appropriate in accordance herewith, for the following purposes:

               (i) to reimburse the Master Servicer or any Servicer for any Advance of its own funds or of such Servicer's own funds, the right of the Master Servicer or a Servicer to reimbursement pursuant to this subclause
     (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Advance was made;

               (ii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

               (iii) to reimburse the Master Servicer or any Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan;


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               (iv) to pay the Master Servicer or any Servicer, as appropriate, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (viii) of this Subsection 4.03(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

               (v) to pay the Master Servicer or any Servicer from the Purchase Price for any Mortgage Loan, the amount which it or such Servicer would have been entitled to receive under subclause (viii) of this Subsection (a) as servicing compensation;

               (vi) to reimburse the Master Servicer or any Servicer for servicing related advances of funds, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Purchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such servicing advances were made;

               (vii) to reimburse the Master Servicer or any Servicer for any Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance or advance has not been reimbursed pursuant to clauses (i) and (vi);

               (viii) to pay the Master Servicer its monthly Master Servicing Fee and any investment income and other additional servicing compensation payable pursuant to Section 3.14;

               (ix) to reimburse the Master Servicer or the Securities Administrator for any expenses recoverable by the Master Servicer or the Securities Administrator pursuant to Sections 3.03 and 3.31;

               (x) to pay Thornburg, as a Servicer, any Prepayment Penalty Amounts and any earnings payable pursuant to Section 4.02(c), and to reimburse or pay any Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

               (xi) to reimburse the Trustee, the Delaware Trustee and the Securities Administrator for expenses, costs and liabilities incurred by or reimbursable to it from funds of the Trust pursuant to Sections 3.30, 3.31 or 8.05 (including those related to the Custodian, to the extent not paid by Thornburg), and to reimburse the Trustee for any fees, costs and expenses costs incurred by or reimbursable to it pursuant to Section 2.03(a), 7.01(b), 8.02, 8.05 or 8.07, to the extent not otherwise reimbursed to it;

               (xii) to make distributions of Retained Interest to the Retained Interest Holder on each Distribution Date;

               (xiii) to pay to Thornburg (in its capacity as a Servicer) all investment earnings on amounts on deposit in the Distribution Account to which it is entitled under Section 4.02(c);


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               (xiv) to remove amounts deposited in error; and

               (xv) to clear and terminate the Distribution Account pursuant to
     Section 10.01.

          (b) In addition, on or before the Business Day immediately preceding each Distribution Date, the Master Servicer shall deposit in the Distribution Account (or remit to the Securities Administrator for deposit therein) any Advances or Compensating Interest Payments, to the extent required but not made by the related Servicer and required to be made by the Master Servicer with respect to the Mortgage Loans.

          (c) The Securities Administrator or the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any payments or reimbursements from the Distribution Account pursuant to subclauses (i) through (vii), inclusive, (ix) and (x) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Distribution Account under Section 4.02(b).

          (d) In order to comply with its duties under the USA PATRIOT Act of 2001, the Securities Administrator shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, each such party's name, address and other identifying information.

          (e) On each Distribution Date, the Securities Administrator shall distribute the aggregate Available Funds to the Holders of the Certificates in accordance with Section 5.01.

                                    ARTICLE V

                                  FLOW OF FUNDS

          SECTION 5.01. Distributions.

          (a) On each Distribution Date and after making any withdrawals from the Distribution Account pursuant to Section 4.03(a), the Securities Administrator shall withdraw funds on deposit in the Distribution Account to the extent of Available Funds for such Distribution Date (and, solely in the case of distributions under clause (a)(ii) below, the amounts received from the Yield Maintenance Agreement) and, based on the Distribution Date Statement, shall make the following disbursements and transfers in the following order of priority:

               (i) to the Holders of the Class A-R, Class A-1, Class A-2 and Class A-X Certificates, the related Interest Distributable Amounts for such date, pro rata (based on the Interest Distributable Amounts to which each such Class is entitled); provided, however, for purposes of computing the Interest Distributable Amounts under this clause (a)(i) applicable to the Class A-1 Certificates and Class A-2 Certificates, the Pass Through Rate of each such Class shall be deemed to be subject to a cap equal to the Net WAC, adjusted to reflect the accrual of interest on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period with respect to such Certificates; and


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               (ii) from the funds, if any, provided under the Yield Maintenance
     Agreement, first, to the Holders of the Class A-1 Certificates and Class
     A-2 Certificates, pro rata based on any remaining Interest Distributable Amounts, any Interest Distributable Amounts not distributed to such Class in clause (a)(i) above, and second, any remaining funds provided under the Yield Maintenance Agreement shall be distributed to the Class A-X Certificates; and

               (iii) an amount equal to the Senior Principal Distribution Amount for that Distribution Date, as follows:

                         first, to the Holder of Class A-R Certificate, until the Class Certificate Principal Balance of such Class is reduced to zero; and

                         second, to the Holders of the Class A-1 Certificates and the Class A-2 Certificates, pro rata, in proportion to their respective Class Certificate Principal Balances, until the Class Certificate Principal Balance of each such Class is reduced to zero;

               (iv) the Available Funds remaining after giving effect to the distributions specified in subsection (a)(i) through (a)(iii)above will be distributed to the Certificateholders in the following order of priority:

                    (A) to the Holders of the Class B-1 Certificates, the related Interest Distributable Amount for that date;

                    (B) to the Holders of the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

                    (C) to the Holders of the Class B-2 Certificates, the related Interest Distributable Amount for that date;

                    (D) to the Holders of the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

                    (E) to the Holders of the Class B-3 Certificates, the related Interest Distributable Amount for that date;

                    (F) to the Holders of the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date


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                         until the Class Certificate Principal Balance of such
                         Class is reduced to zero;

                    (G) to the Holders of the Class B-4 Certificates, the related Interest Distributable Amount for that date;

                    (H) to the Holders of the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

                    (I) to the Holders of the Class B-5 Certificates, the related Interest Distributable Amount for that date;

                    (J) to the Holders of the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero;

                    (K) to the Holders of the Class B-6 Certificates, the related Interest Distributable Amount for that date;

                    (L) to the Holders of the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Principal Balance of such Class is reduced to zero; and

                    (M) to the Holder of the Class A-R Certificate, any Available Funds then remaining.

          (b) Amounts to be paid to the Holders of a Class of Certificates shall be payable with respect to all Certificates of that Class, pro rata, based on the Certificate Principal Balance or Certificate Notional Balance, as applicable, of each Certificate of that Class.

          (c) [Reserved].

          (d) On each Distribution Date, the Interest Distributable Amounts for the Classes of Senior Certificates and Subordinate Certificates on such Distribution Date shall be reduced proportionately by Net Interest Shortfalls based on the Monthly Interest Distributable Amount otherwise distributable thereon before taking into account any reduction in those amounts due to such Net Interest Shortfalls.

          (e) Notwithstanding the priority and allocation set forth in Section 5.01(a) above, if with respect to any Class of Subordinate Certificates on any Distribution Date the sum of the related Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class (the "APPLICABLE


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CREDIT SUPPORT PERCENTAGE") is less than the Original Applicable Credit Support
Percentage for such Class, no distribution of Principal Prepayments will be made to any such Classes (the "RESTRICTED CLASSES") and the amount of such Principal Prepayment otherwise distributable to the Restricted Classes shall be distributed to any Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Certificate Principal Balances of the respective Classes immediately prior to such Distribution Date.

          (f) [Reserved.]

          (g) Distributions on Physical Certificates. The Securities Administrator shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 hereof respecting the final distribution), in the case of Certificateholders of the Physical Certificates, by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or by wire transfer. Distributions among Certificateholders of a Class shall be made in proportion to the Percentage Interests evidenced by the Certificates of that Class held by such Certificateholders.

          (h) Distributions on Book-Entry Certificates. Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, the Depositor or the Seller shall have any responsibility therefor.

          SECTION 5.02. [Reserved].

          SECTION 5.03. Allocation of Realized Losses.

          (a) On or prior to each Determination Date, the Securities Administrator shall aggregate the loan-level information provided by the Master Servicer with respect to the total amount of Realized Losses, if any, with respect to the Mortgage Loans for the related Distribution Date and include such information in the Distribution Date Statement.

          (b) Realized Losses shall be allocated on any Distribution Date as follows:

                         first, to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates with the highest numerical Class designation) until the Class Certificate Principal Balance of each such Class is reduced to zero;


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                         second, to the Class A-2 Certificates until the Class
                         Certificate Principal Balance of such Class is reduced to zero; and

                         third, to the Class A-1 Certificates until the Class Certificate Principal Balance of such Class is reduced to zero.

          (c) On each Distribution Date, the Class Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced, and if no Subordinate Certificates are Outstanding, then the Class Certificate Principal Balance of the Class A-2 Certificates and when they are no longer outstanding the Class A-1 Certificates, shall be reduced, in each case, by the amount, if any, by which the aggregate of the Class Certificate Principal Balances of all outstanding Classes of Certificates (after giving effect to the distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the aggregate of the Stated Principal Balances of all the Mortgage Loans for the following Distribution Date.

          (d) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Principal Balance of a Class of Certificates pursuant to Section 5.03(b) or (c) shall be allocated among the Certificates of such Class, pro rata, in proportion to their respective Certificate Principal Balances.

          (e) Any allocation of Realized Losses to a Certificate or any reduction in the Certificate Principal Balance of a Certificate pursuant to
Section 5.03(b) or (c) shall be accomplished by reducing the Certificate Principal Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Principal Balance."

          SECTION 5.04. Statements.

          (a) Two Business Days prior to the Auction Distribution Date, the Securities Administrator shall make available to the Auction Administrator, and concurrently with each distribution to Certificateholders, the Securities Administrator shall make available to each Certificateholder, the Seller, the Master Servicer, the Trustee, the Yield Maintenance Counterparty and the Rating Agencies, a statement based, as applicable, on loan-level information provided to it by the Master Servicer and the Servicers (the "DISTRIBUTION DATE STATEMENT") as to the distributions to be made or made, as applicable, on such Distribution Date. Information in the Distribution Date Statement relating to or based on amounts available in the Yield Maintenance Account shall be based on information provided by the Yield Maintenance Counterparty regarding any Yield Maintenance Amount required to be paid by the Yield Maintenance Counterparty for the related Distribution Date pursuant to the Yield Maintenance Agreement. The Distribution Date Statement shall include the following:

               (i) the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal;


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               (ii) the amount of the distribution made on such Distribution
     Date to the Holders of each Class of Certificates allocable to interest;

               (iii) the Senior Percentage, Senior Prepayment Percentage, Subordinate Percentage and Subordinate Prepayment Percentage for the following Distribution Date;

               (iv) the aggregate amount of servicing compensation received by each Servicer during the related Due Period;

               (v) the aggregate amount of Advances for the related Due Period and the amount of unreimbursed Advances;

               (vi) the number of Mortgage Loans, the Pool Balance and the Net WAC at the Close of Business at the end of the related Due Period;

               (vii) the aggregate Principal Balance of the One-Year CMT Indexed Mortgage Loans and Three-Year CMT Indexed Mortgage Loans at the Close of Business at the end of the related Due Period;

               (viii) the aggregate Principal Balance of the Six-Month LIBOR Indexed, One-Month LIBOR Indexed and One-Year LIBOR Indexed Mortgage Loans at the Close of Business at the end of the related Due Period;

               (ix) the amount of the Master Servicer Fees paid to or retained by the Master Servicer;

               (x) the aggregate amount of Servicer Fees paid to or retained by the Servicers;

               (xi) the amount of fees, expenses or indemnification amounts paid by the Trust with an identification of the general purpose of such amounts and the party receiving such amounts;

               (xii) the number, weighted average remaining term to maturity, weighted average life and weighted average Loan Rate of the Mortgage Loans as of the related Due Date;

               (xiii) the number and aggregate unpaid principal balance of Mortgage Loans, in the aggregate using the "MBA" method, (a) 30 to 59 days Delinquent, (b) 60 to 89 days Delinquent, (c) 90 or more days Delinquent,
     (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy, in each case as of the close of business on the last day of the preceding calendar month;

               (xiv) the rolling six-month delinquency rate for that Distribution Date;

               (xv) the total number and cumulative principal balance of all REO Properties as of the Close of Business of the last day of the preceding Due Period;

               (xvi) the aggregate amount of Principal Prepayments and Prepayment Penalty Amounts made during the related Prepayment Period;


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               (xvii) the aggregate amount of Realized Losses and Recoveries incurred during the related Due Period and the cumulative amount of Realized Losses and Recoveries as of such Distribution Date;

               (xviii) the Realized Losses and Recoveries, if any, allocated to each Class of Certificates on the related Distribution Date;

               (xix) the Class Certificate Principal Balance or Class Certificate Notional Balance, as applicable, of each Class of Certificates after giving effect to any distributions made thereon, on such Distribution Date;

               (xx) the Interest Distributable Amount in respect of each Class of Certificates, for such Distribution Date and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date;

               (xxi) the aggregate amount of any Net Interest Shortfalls and the Unpaid Interest Shortfall Amount for such Distribution Date;

               (xxii) the Available Funds;

               (xxiii) the Pass-Through Rate for each Class of Certificates for such Distribution Date and, through the Auction Distribution Date, the level of LIBOR used to determine the applicable Pass-Through Rate;

               (xxiv) the aggregate Principal Balance of Mortgage Loans purchased hereunder by the Seller or TMI during the related Due Period, and indicating the relevant section of the related Servicing Agreement, or the Section of this Agreement, as applicable, requiring or allowing the purchase of each such Mortgage Loan;

               (xxv) (A) the amount paid to the Class A-1 and Class A-2 Certificates from the Yield Maintenance Amount received from the Yield Maintenance Counterparty for such period, expressed as a per annum rate and as a dollar amount, (B) the amount paid to the Class A-X Certificates from any excess Yield Maintenance Amount received under the Yield Maintenance Agreement expressed as a per annum rate and as a dollar amount and (C) the Yield Maintenance Amount and applicable strike rate under the Yield Maintenance Agreement for such Distribution Date; and

               (xxvi) on the Auction Distribution Date, the Par Price (as defined in the Auction Administration Agreement) for each Class of Auction Certificates as reported to the Master Servicer by the Securities Administrator.

          The Securities Administrator will make the Distribution Date Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and the other parties to this Agreement via the Securities Administrator's internet website. The Securities Administrator's internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to


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use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

          In the case of information furnished pursuant to subclauses (i) and
(ii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class for each $1,000 original dollar amount as of the Cut-Off Date.

          (b) Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall, upon written request, furnish to each Person who at any time during the calendar year was a Certificateholder of a Regular Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i), (ii) and (iv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder and such other customary information which a Certificateholder reasonably requests to prepare its tax returns. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Securities Administrator to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

          (c) On each Distribution Date, the Securities Administrator shall supply an electronic tape to Bloomberg Financial Markets, Inc. in a format acceptable to Bloomberg Financial Markets, Inc. on a monthly basis, and shall supply an electronic tape to Loan Performance and Intex Solutions in a format acceptable to Loan Performance and Intex Solutions on a monthly basis.

          SECTION 5.05. Remittance Reports; Advances.

          (a) No later than the second Business Day following each Determination Date, the Master Servicer shall deliver to the Securities Administrator by telecopy or electronic mail (or by such other means as the Master Servicer and the Securities Administrator may agree from time to time) the Remittance Report with respect to the related Distribution Date. Not later than the Close of Business New York time three Business Days prior to the related Distribution Date, the Master Servicer shall deliver or cause to be delivered to the Securities Administrator in addition to the information provided on the Remittance Report, such other loan-level information reasonably available to it with respect to the Mortgage Loans as the Securities Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 5.01.

          (b) If the Monthly Payment on a Mortgage Loan that was due on a related Due Date and is delinquent, other than as a result of application of the Relief Act or similar state or local law, and for which the related Servicer was required to make an advance pursuant to the related Servicing Agreement exceeds the amount deposited in the Distribution Account which will be


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used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Distribution Account not later than the Business Day immediately preceding the related Distribution Date an amount equal to such deficiency, net of the Servicing Fee and the Master Servicing Fee, for such Mortgage Loan except to the extent the Master Servicer determines any such Advance to be Nonrecoverable from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such Advance was made. Subject to the foregoing, the Master Servicer shall continue to make such Advances through the date that the related Servicer is required to do so under its Servicing Agreement. If applicable, on the Business Day immediately preceding the related Distribution Date, the Master Servicer shall present an Officer's Certificate to the Securities Administrator and the Trustee (i) stating that the Master Servicer elects not to make a Advance in a stated amount and (ii) detailing the reason it deems the advance to be Nonrecoverable.

          SECTION 5.06. Compensating Interest Payments.

          The amount of the Master Servicing Fee payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment for such Distribution Date, but only to the extent that Interest Shortfalls relating to such Distribution Date are required to be paid but are not actually paid by the related Servicers on the applicable Servicer Remittance Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

          SECTION 5.07. [Reserved].

          SECTION 5.08. [Reserved].

          SECTION 5.09. Yield Maintenance Account.

          (a) The Securities Administrator is hereby directed by the Depositor to execute and deliver the Yield Maintenance Agreement on behalf of the Trust, for the benefit of the Class A-1 and Class A-2 Certificates (the "YIELD MAINTENANCE AGREEMENT"), in the form presented to it by the Depositor and shall have no responsibility for the contents, adequacy or sufficiency of the Yield Maintenance Agreement, including, without limitation, the representations and warranties contained therein. Each Holder of a Certificate is deemed, by acceptance of such Certificate, to authorize the Securities Administrator to execute and deliver the Yield Maintenance Agreement.

          (b) The Securities Administrator shall establish and maintain an account, for the benefit of the Class A-1 and Class A-2 Certificates, as a segregated non-interest bearing trust account which shall be an Eligible Account (the "YIELD MAINTENANCE ACCOUNT"). Pursuant to the Yield Maintenance Agreement, the Yield Maintenance Counterparty shall have provided the Securities Administrator, the Trustee and the Master Servicer with notice of the Yield Maintenance Amount, if any, to be paid by the Yield Maintenance Counterparty to the Securities Administrator for the account of the Trust pursuant to the Yield Maintenance Agreement for each Distribution Date. Any Yield Maintenance Amount received by the Securities Administrator pursuant to the Yield Maintenance Agreement in connection with each such


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Distribution Date shall be deposited into the Yield Maintenance Account. On each
Distribution Date, the Securities Administrator on behalf of the Trust shall distribute amounts on deposit in the Yield Maintenance Account in the following order of priority:

                         first, to the Holders of the Class A-1 Certificates and the Class A-2 Certificates, from amounts received under the Yield Maintenance Agreement in accordance with
                         Section 5.01(a)(ii); and

                         second, to the Holders of the Class A-X Certificates.

          (c) Upon termination of the Yield Maintenance Agreement and payment of all amounts owed by the Yield Maintenance Counterparty thereunder, following application by the Securities Administrator of funds in the Yield Maintenance Account on the next succeeding Distribution Date to pay amounts owed pursuant to this Section and Section 5.01, the Securities Administrator shall terminate the Yield Maintenance Account.

          SECTION 5.10. Recoveries.

          (a) The Class Certificate Principal Balance of any Class of Certificates to which a Realized Loss has been allocated (including any such Class for which the related Class Certificate Principal Balance has been reduced to zero) will be increased up to the amount of Recoveries for such Distribution Date as follows:

               (i) first, to increase the Class Certificate Principal Balance of each such Class of Senior Certificates, up to the amount of Realized Losses previously allocated to reduce the Class Certificate Principal Balance for each such Class, and

               (ii) second, to increase the Class Certificate Principal Balance of each such Class of Subordinate Certificates, in order of seniority, up to the amount of Realized Losses previously allocated to reduce the Class Certificate Principal Balance for each such Class.

          (b) Any increase to the Class Certificate Principal Balance of a Class of Certificates shall increase the Certificate Principal Balance of each Certificate of the related Class pro rata in accordance with the applicable Percentage Interest.

                                   ARTICLE VI

                                THE CERTIFICATES

          SECTION 6.01. The Certificates.

          The Certificates shall be substantially in the form annexed hereto as Exhibit A through E. Each of the Certificates shall, on original issue, be executed by the Securities Administrator, and authenticated and delivered by the Securities Administrator upon the written order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. Each


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Class of the Regular Certificates shall be initially evidenced by one or more
Certificates representing a Percentage Interest with a minimum dollar denomination of $25,000 and integral dollar multiples of $1 in excess thereof, in the case of the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates (provided, that, with respect to initial European investors such Certificates must be purchased in minimum total investments of at least $100,000), and $100,000 and integral dollar multiples of $1 in excess thereof, in the case of the Class A-X, Class B-4, Class B-5 and Class B-6 Certificates, except that one Certificate of each such Class of Certificates may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Class Certificate Principal Balance or Class Certificate Notional Balance of such Class on the Closing Date. The Class A-R Certificate is issuable only in a Percentage Interest of 100%.

          The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer or the Securities Administrator. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee or Securities Administrator shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee or Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.02(c), the Senior Certificates (other than the Residual Certificate) and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall be Book-Entry Certificates. The Residual Certificate shall be a Physical Certificate.

          The Private Certificates shall be offered and sold in reliance on the exemption from registration under Rule 144A of the Securities Act and, shall be issued initially in the form of one or more permanent global Certificates in definitive, fully registered form with the applicable legends set forth in Exhibit A (each, a "RESTRICTED GLOBAL SECURITY"), which shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Securities Administrator, as custodian for DTC and registered in the name of a nominee of DTC, duly executed and authenticated by the Securities Administrator as hereinafter provided. The aggregate principal amounts of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Securities Administrator and DTC or its nominee, as the case may be, as hereinafter provided.

          SECTION 6.02. Registration of Transfer and Exchange of Certificates.

          (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve


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as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

          Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph (or, so long as the Securities Administrator serves as Certificate Registrar, the office of the Certificate Registrar located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, or such other office or agency that the Certificate Registrar shall designate), the Securities Administrator on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

          At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (b) Except as provided in paragraph (c) or (d) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Securities Administrator or the Certificate Registrar except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee, the Securities Administrator and the Certificate Registrar shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee, the Securities Administrator and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Securities Administrator, the Certificate Registrar and their respective agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.


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          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

          (c) If (i)(x) the Depository or the Depositor advises the Trustee or the Securities Administrator in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository and (y) the Trustee, the Securities Administrator or the Depositor is unable to locate a qualified successor or (ii) after the occurrence and continuation of an Event of Default, Holders of Book-Entry Certificates having not less than 51% of the aggregate Certificate Principal Balance of the Certificates advise the Trustee, the Securities Administrator and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates through the Depository (or its successor) is no longer in the best interests of the Holders, then the Trustee or the Securities Administrator shall request that the Depository notify all Holders of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Holders requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Securities Administrator shall, at the Seller's expense, execute on behalf of the Trust and authenticate definitive, fully registered certificates (the "DEFINITIVE CERTIFICATES"). None of the Depositor, the Securities Administrator or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Securities Administrator, the Certificate Registrar, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          (d) No transfer, sale, pledge or other disposition of any Private Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act, and any applicable state securities laws or is made in accordance with the Securities Act and laws. Any Private Certificates sold to an "accredited investor" under Rule 501(a)(1), (2),
(3) or (7) under the Securities Act shall be issued only in the form of one or more Definitive Certificates and the records of the Securities Administrator and DTC or its nominee shall be adjusted to reflect the transfer of such Definitive Certificates. In the event of any transfer of any Private Certificate in the form of a Definitive Certificate, the transferee shall certify (i) (A) such transfer is made to a Qualified Institutional Buyer in reliance upon Rule 144A (as evidenced by the investment letter delivered to the Securities Administrator, in substantially the form attached hereto as Exhibit J-2) under the Securities Act, or (B) such transfer is made to an "accredited investor" under Rule 501(c)(1), (2), (3) or (7) under the Securities Act (as evidenced by an investment letter delivered to the Securities Administrator, in substantially the form attached hereto as Exhibit J-1, and, if so required by the Securities Administrator, a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably


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satisfactory to the Securities Administrator is delivered to the Securities
Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act or is being made pursuant to the Securities Act, which Opinion of Counsel shall not be an expense of the Trustee, the Securities Administrator or the Depositor or (ii) the Securities Administrator shall require the transferor to execute a transferor certificate and the transferee to execute an investment letter acceptable to and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator certifying to the Depositor and the Securities Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Securities Administrator or the Depositor. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Securities Administrator, the Seller and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Notwithstanding the foregoing, any transfer made to Thornburg or to another Affiliate of Thornburg will not require any investment letter or Opinion of Counsel specified above.

          In the case of a Private Certificate that is a Book-Entry Certificate, for purposes of the preceding paragraph, the representations set forth in the investment letter in clause (i) shall be deemed to have been made to the Securities Administrator by the transferee's acceptance of such Private Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

          Except for any transfer made to Thornburg or to another Affiliate of Thornburg, no transfer of an ERISA Restricted Certificate in the form of a Definitive Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator (such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto), to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of any of the Trustee, the Securities Administrator or the Trust, addressed to the Securities Administrator, to the effect that the purchase and holding of such ERISA-Restricted Certificate that is also a Physical Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, any Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate that is also a Physical Certificate to an employee benefit plan subject to ERISA or Section 4975 of the Code without


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the delivery to the Securities Administrator of an Opinion of Counsel
satisfactory to the Securities Administrator as described above shall be void and of no effect.

          In the case of an ERISA-Restricted Certificate that is a Book-Entry Certificate, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Securities Administrator by the transferee's acceptance of such ERISA-Restricted Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

          No transfer of an ERISA-Restricted Auction Certificate prior to the Auction Call in the form of a Definitive Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator and the Depositor (such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit I hereto), to the effect that such transferee is not acquiring such Certificate for, on behalf of, or with the assets of, an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or (ii) the acquisition and holding of such Certificate are eligible for exemptive relief available under the statutory exemption for nonfiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(2) of the Code or under Prohibited Transaction Class Exemptions ("PTCE") 84-14, 90-1, 91-38, 95-60 or 96-23 or some other applicable exemption.

          In the case of an ERISA-Restricted Auction Certificate that is a Book-Entry Certificate, for purposes of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Securities Administrator by the transferee's acceptance of such Certificates that are also Book-Entry Certificates (or the acceptance by a Certificate Owner of the beneficial interest in such Certificates).

          To the extent permitted under applicable law (including, but not limited to, ERISA), none of the Trustee, the Securities Administrator nor the Certificate Registrar shall have any liability to any Person for any registration of transfer of any ERISA-Restricted Certificate or ERISA-Restricted Auction Certificate that is in fact not permitted by this Section 6.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator or the Certificate Registrar in accordance with the foregoing requirements. In addition, none of the Trustee, the Securities Administrator nor the Certificate Registrar shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any such Certificate in the form of a Book-Entry Certificate, and neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates or any interests therein made in violation of the restrictions on transfer described in the Prospectus Supplement and this Agreement.

          Upon notice by the Auction Administrator to the Securities Administrator that the Holder of any Auction Certificate not held in book-entry form has failed to surrender such Certificate for registration of transfer on the Auction Distribution Date, the Securities Administrator shall, upon


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request by the Auction Administrator, deem such Certificate cancelled and issue, authenticate and deliver, in the name of the transferee designated by the Auction Administrator, a new Certificate in a denomination of like Class Certificate Principal Balance.

          (e) Each Person who has or who acquires any Ownership Interest in the Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee who acquires such Ownership Interest in a Class A-R Certificate for its own account and not in the capacity as trustee, nominee or agent for another Person and shall promptly notify the Securities Administrator of any change or impending change in its status as such a Permitted Transferee.

               (ii) No Ownership Interest in the Class A-R Certificate may be registered on the Closing Date and no Ownership Interest in a Residual Certificate may thereafter be transferred, and the Securities Administrator shall not register the Transfer of a Residual Certificate unless, in addition to the certificates required to be delivered under subsection (d) above, the Securities Administrator shall have been furnished with an affidavit ("TRANSFER AFFIDAVIT") of the initial owner of the Class A-R Certificate or proposed transferee of a Residual Certificate in the form attached hereto as Exhibit L.

               (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall as a condition to registration of the transfer, require delivery to it of a Transferor Certificate in the form of Exhibit K hereto from the proposed transferor to the effect that the transferor (a) has no knowledge the proposed Transferee is not a Permitted Transferee acquiring an Ownership Interest in such Class A-R Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, and (b) has not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

               (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of such Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of Transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. None of the Trustee, the Securities Administrator or the Certificate Registrar shall have any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section or for making any distributions due on a Residual Certificate to the Holder thereof or taking any other action


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     with respect to such Holder under the provisions of this Agreement so long as, with respect to the Securities Administrator, it has received the documents specified in clause (iii). The Securities Administrator shall be entitled to recover from any Holder of such Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Securities Administrator shall be distributed and delivered by the Securities Administrator to the last Holder of such Residual Certificate that is a Permitted Transferee.

               (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Securities Administrator shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Securities Administrator to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Securities Administrator determines that the Holder of such Residual Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Securities Administrator may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Securities Administrator and it shall not be liable to any Person having an Ownership Interest in such Residual Certificate as a result of its exercise of such discretion.

               (vi) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Securities Administrator upon receipt of reasonable compensation will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

The foregoing provisions of this Section shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, the Securities Administrator and the Servicer, in form and substance satisfactory to the Trustee and the Securities Administrator, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer set forth in this Section will not cause such Rating Agency to downgrade its ratings of the Certificates and (ii) an Opinion of Counsel to the effect that such removal will not cause either REMIC created hereunder to fail to qualify as a REMIC.

          (f) No service charge shall be made for any registration of transfer or exchange of Certificates of any Class, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.


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          SECTION 6.03. Mutilated, Destroyed, Lost or Stolen Certificates.

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Securities Administrator, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee, the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute on behalf of the Trust, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee, the Securities Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Securities Administrator and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.04. Persons Deemed Owners.

          The Depositor, the Trustee, the Securities Administrator, the Certificate Registrar, any Paying Agent and any agent of the Depositor, the Certificate Registrar, any Paying Agent, the Securities Administrator or the Trustee may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 hereof and for all other purposes whatsoever, and none of the Trust, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

          SECTION 6.05. Appointment of Paying Agent.

          (a) The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Section 5.01 hereof. The duties of the Paying Agent may include the obligation to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Securities Administrator. The Securities Administrator may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.

          (b) The Securities Administrator or the Trustee, as applicable, shall cause the Paying Agent (if other than the Trustee or the Securities Administrator) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such


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Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

          SECTION 6.06. Optional Purchase of Certificates.

          (a) All but not less than all of the Certificates are subject to purchase by TMI, at its option, on any Distribution Date on or after the Optional Securities Purchase Date from the then Certificateholders thereof; provided, however, that TMI may appoint a designee to purchase the Residual Certificate. The purchase price for each Certificate (other than a Class A-X Certificate or a Residual Certificate) shall be equal to the sum of (i) the Certificate Principal Balance of such Certificate and (ii) any accrued but unpaid interest thereon at the applicable Pass-Through Rate with respect thereto for such Distribution Date. The purchase price for the Class A-X Certificates shall be an amount equal to the sum of (x) any Interest Distributable Amounts due (after taking into account payments made on such date from Interest Distributable Amounts) on the Class A-X Certificates, and (y) the present value, as of the date of such termination, of the remaining payments scheduled to be made on the Class A-X Certificates (such present value to be based on a discount rate that will approximate the expected yield to maturity of the Class A-X Certificates). The purchase price for the Class A-R Certificate shall be $1.00. In order to exercise the Optional Securities Purchase Right, TMI must, no later than the eighth Business Day prior to the applicable Distribution Date, deliver to the Securities Administrator (with copies to the Rating Agencies and the Master Servicer) written notice, in the form of Exhibit O hereto, of its intent to purchase the Certificates and of the Distribution Date on which it intends to do so and the Securities Administrator will verify in writing to TMI the cash amount required of TMI to effect such purchase no later than the third Business Day prior to the Distribution Date on which such purchase is scheduled to occur. The Securities Administrator shall furnish notice of the exercise of the Optional Securities Purchase Right to the applicable Certificateholders in compliance with Section 6.06(c). On the Distribution Date on which the Optional Securities Purchase Right will be exercised, TMI shall deposit the appropriate amount in cash with the Securities Administrator. Such amount shall be deposited by the Securities Administrator into a separate sub-account of the Distribution Account (the "PURCHASE ACCOUNT"). Such amounts shall be paid by the Securities Administrator to Holders of the applicable Certificates as provided in Section 6.06(d).

          (b) In the case of an exercise of the Optional Securities Purchase Right, TMI shall be solely responsible for the costs and expenses of the Trustee, the Securities Administrator and the Master Servicer.

          (c) Notice of exercise of the Optional Securities Purchase Right under
Section 6.06(a) shall be given by the Securities Administrator by facsimile or by first-class mail, postage prepaid, transmitted or mailed not less than five Business Days prior to the applicable Distribution Date, to the Holder of the Class A-R Certificate as of the close of business on the Record Date preceding such Distribution Date and to each Holder of a Certificate (other than a Residual Certificate) as of a date not more than one Business Day preceding the mailing of such notice, at such Holder's address appearing in the Certificate Register.


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          All such notices shall state:

               (i) the Distribution Date upon which the Certificateholders will receive payment in full on the applicable Certificates;

               (ii) the amount the applicable Certificateholders will be paid, separately stating amounts in respect of principal and interest;

               (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable and that payments shall be made only upon presentation and surrender of the respective Certificates and the place where such Certificates are to be surrendered for payment; and

               (iv) that interest on the respective Certificates shall cease to accrue for the benefit of the then Certificateholders on such Distribution Date and no interest shall accrue on the price paid for such Certificates.

          The foregoing notice shall be given by the Securities Administrator in the name and at the expense of TMI. Failure to give notice of such purchase, or any defect therein, to any Holder of any Certificate shall not impair or affect the validity of the purchase of any other Certificate.

          (d) The Certificates shall, following notice as required by Section 6.06(c), be purchased on the applicable Distribution Date by TMI at the price specified in Section 6.06(a) from funds in the Purchase Account, and (unless TMI shall default in the payment of such amount) no interest shall accrue on such amount for any period after the date to which accrued interest is calculated for purposes of calculating such amount.

          (e) Subsequent to the purchase of the Certificates following exercise of the Optional Securities Purchase Right, TMI shall be deemed the sole Holder of the Offered Certificates (other than the Residual Certificates) and it shall either be the sole Holder of the Class A-R Certificate or may designate a Person which meets the requirements of this Agreement to become the Holder thereof. TMI may subsequently transfer some or all of the Certificates acquired by it in accordance with the provisions hereof. All Certificates issued to the Certificateholders prior to exercise of the Optional Securities Purchase Right shall be deemed cancelled (other than those Certificates held by TMI).

                                   ARTICLE VII

                                     DEFAULT

          SECTION 7.01. Event of Default.

          (a) If any one of the following events (each, an "EVENT OF DEFAULT") shall occur and be continuing:


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               (i) the failure by the Master Servicer to (A) make any Advance on the Business Day immediately preceding the related Distribution Date or (B) to deposit in the Distribution Account any deposit required to be made under the terms of this Agreement, and in either case such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer (or, if applicable, such shorter time period as is provided in the penultimate sentence of
     Section 7.01(c)); or

               (ii) the failure by the Master Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days, in each case after the date (A) on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by Holders of Certificates evidencing at least 25% of the Voting Rights or (B) on which a Servicing Officer of the Master Servicer has actual knowledge of such failure (or, in the case of a breach of its obligation beyond any applicable cure period to provide an assessment of compliance, an attestation report or a Sarbanes-Oxley Certification pursuant to Sections 3.16 and 3.18, respectively); or

               (iii) the entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or

               (iv) the Master Servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied within the applicable grace period, the Trustee shall, at the written direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51%, or at its option may, with the consent of Thornburg (not to be unreasonably withheld), by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement. Any such notice to the Master Servicer shall also be given to


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each Rating Agency, the Depositor and the Seller. On or after the receipt by the
Master Servicer (and by the Trustee if such notice is given by the Holders) of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the delivery to the Trustee of all documents and records requested by it to enable it to assume the Master Servicer's functions under this Agreement within ten Business Days subsequent to such notice and the transfer within one Business Day subsequent to such notice to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Master Servicer and to be deposited by it in the Distribution Account, any REO Account or any Servicing Account or that have been deposited by the Master Servicer in such accounts or thereafter received by the Master Servicer with respect to the Mortgage Loans or any REO Property received by the Master Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Master Servicer's duties and the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Trustee, the initial Master Servicer) upon presentation of reasonable documentation of such costs and expenses. The termination of the rights and obligations of the Master Servicer shall not affect any liability it may have incurred prior to such termination. To the extent that such costs and expenses of the Trustee are not fully and timely reimbursed by the predecessor Master Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

          (c) The Securities Administrator shall not later than the close of business on the Business Day immediately preceding the related Distribution Date notify the Trustee in writing of the Master Servicer's failure to make any Advance required to be made under this Agreement on such date and the amount of such Advance. By no later than 10:00 A.M. (Chicago time) on the relevant Distribution Date, the Securities Administrator shall notify the Trustee of the continuance of such failure or that the Master Servicer has made the Advance, as the case may be. Notwithstanding the terms of the Event of Default described in clause (i)(A) of Section 7.01(a), the Trustee, upon receipt of written notice on the Distribution Date from the Securities Administrator of the continuance of the failure of the Master Servicer to make an Advance, shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of outstanding Advances or other amounts for which the Master Servicer was entitled to reimbursement as of the date of suspension, and the Trustee, subject to the cure provided for in this paragraph, if available, shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Advance the nonpayment of which is described in clause (i)(A) of Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date, and shall have all of the rights


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incidental thereto. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Advance the nonpayment of which by the Master Servicer is described in clause (i)(A) of
Section 7.01(a), together with all other amounts necessary to reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to this subsection (including interest on any Advance or other amounts paid by the Trustee (from and including the respective dates thereof) at a per annum rate equal to the prime rate for U.S. money center commercial banks as published in the Wall Street Journal), then the Trustee, subject to the last two sentences of this paragraph, shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. If the Master Servicer shall fail to remit such amounts to the Trustee within such two Business Days after the Distribution Date, then an Event of Default shall occur and such notice of suspension shall be deemed to be a notice of termination without any further action on the part of the Trustee. The Master Servicer agrees that if it fails to make a required Advance by 10:00 A.M. (Chicago time) on the related Distribution Date on more than two occasions in any 12 month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder, and notwithstanding the cure period provided in Section 7.01(a)(i)(A), an Event of Default shall be deemed to have occurred on the relevant Distribution Date.

          SECTION 7.02. Trustee to Act.

          (a) From and after the date the Master Servicer (and the Trustee, if notice is sent by the Holders) receives a notice of termination pursuant to
Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof arising on and after its succession. As compensation therefor, the Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, (i) if the Trustee is unwilling to act as successor Master Servicer or (ii) if the Trustee is legally unable so to act, subject to the rights of Thornburg under Section 3.33 hereof, the Trustee shall appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer having a net worth of not less than $15,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, that the appointment of any such successor Master Servicer shall not result in the qualification, reduction or withdrawal of the ratings assigned to the Certificates by each Rating Agency as evidenced by a letter to such effect from each Rating Agency. Pending appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.18. The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer to pay any deductible under an insurance policy pursuant to Section 3.14 or to indemnify the Trustee pursuant to Section 8.05,


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nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          (b) Any successor, including the Trustee, to the Master Servicer as Master Servicer shall during the term of its service as Master Servicer continue to service and administer the Mortgage Loans for the benefit of Certificateholders, and maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and a Fidelity Bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to
Section 3.04.

          (c) Notwithstanding anything else herein to the contrary, in no event shall the Trustee be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any successor Master Servicer to act as successor Master Servicer under this Agreement and the transactions set forth or provided for herein.

          SECTION 7.03. Waiver of Event of Default.

          The Majority Certificateholders may, on behalf of all Certificateholders, by notice in writing to the Trustee, direct the Trustee to waive any events permitting removal of any Master Servicer under this Agreement, provided, however, that the Majority Certificateholders may not waive an event that results in a failure to make any required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of an Event of Default, such event shall cease to exist and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to each Rating Agency.

          SECTION 7.04. Notification to Certificateholders.

          (a) Upon any termination or appointment of a successor to any Master Servicer pursuant to this Article VII or Section 3.34, the Certificate Registrar or the Trustee, if the Master Servicer is also the Certificate Registrar and Securities Administrator, shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

          (b) No later than 60 days after the occurrence of any event which constitutes or which, with notice or a lapse of time or both, would constitute an Event of Default of which a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to all Certificateholders notice of such occurrence unless such Event of Default shall have been waived or cured.


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                                  ARTICLE VIII

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

          SECTION 8.01. Duties of Trustee and Securities Administrator.

          The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured or waived) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs, unless the Trustee is acting as successor Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder with respect to the exercise of the rights and powers of the Master Servicer hereunder.

          The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator will be responsible for the accuracy or content of any such resolutions, certificates, statements, opinions, reports, documents or other instruments. If any such instrument is found not to conform to the requirements of this Agreement in a material manner the Trustee and the Securities Administrator shall take such action as it deems appropriate to have the instrument corrected.

          On each Distribution Date, the Securities Administrator shall make monthly distributions to the Yield Maintenance Account and to the Certificateholders from funds in the Distribution Account, in each case as provided in Sections 5.01, 5.09 and 10.01 hereof based on the report of the Securities Administrator.

          No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of


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     the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator, respectively, and conforming to the requirements of this Agreement;

               (ii) neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee or an officer of the Securities Administrator, respectively, unless it shall be proved that the Trustee or the Securities Administrator, respectively, was negligent in ascertaining or investigating the facts related thereto;

               (iii) neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or at the direction of Holders of Certificates as provided herein relating to the time, method and place of conducting any remedy pursuant to this Agreement, or exercising or omitting to exercise any trust or power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement; and

               (iv) the Trustee shall not be charged with knowledge of any Event of Default or any other event or matter that may require it to take action or omit to take action hereunder unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such Event of Default.

          Neither the Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

          SECTION 8.02. Certain Matters Affecting the Trustee and the Securities Administrator.

          Except as otherwise provided in Section 8.01 hereof:

               (i) the Trustee and the Securities Administrator may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee and the Securities Administrator may prescribe;


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               (ii) the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, respectively, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

               (iv) neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholder; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. If the Master Servicer fails to reimburse the Trustee in respect of the reasonable expense of every such examination relating to the Master Servicer, the Trustee shall be reimbursed by the Trust Fund;

               (vi) the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Delaware Trustee, the Securities Administrator or the Master Servicer until such time as the Trustee may be required to act as the Master Servicer pursuant to Section 7.02 hereof and thereupon only for the acts or omissions of the Trustee as a successor Master Servicer;

               (vii) the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, attorneys or a custodian, and shall not be responsible for any willful misconduct or negligence on the part of any agent, nominee, attorney or custodian appointed by the Trustee or the Securities Administrator in good faith; and


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               (viii) the right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act.

          SECTION 8.03. Trustee and the Securities Administrator Not Liable
                        for Certificates, Mortgage Loans or Additional
                        Collateral.

          The recitals contained herein and in the Certificates (other than the authentication of the Trustee or Securities Administrator on the Certificates) shall be taken as the statements of the Depositor or the Seller, and the neither Trustee nor the Securities Administrator assumes responsibility for the correctness of the same. Neither the Trustee nor the Securities Administrator makes representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Securities Administrator on the Certificates) or of any Mortgage Loan or related document or of MERS or the MERS System. The Trustee shall not be accountable for the use or application by the Master Servicer, or for the use or application of any funds paid to the Master Servicer in respect of related Mortgage Loans or deposited in or withdrawn from the Distribution Account by the Master Servicer or the Securities Administrator. Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section
7.02 hereof); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof); the compliance by the Depositor or the Seller with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or in the case of the Trustee the Securities Administrator or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of the Master Servicer (other than as to the Securities Administrator, if it is also the Master Servicer, and as to the Trustee, if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof, and then only for the acts or omissions of the Trustee as the successor Master Servicer), or any acts or omissions of any Servicer or any Mortgagor; any action of the Master Servicer (other than as to the Securities Administrator, if it is also the Master Servicer, and as to the Trustee, if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof), or in the case of the Trustee the Securities Administrator or any Servicer taken in the name of the Trustee; the failure of the Master Servicer or any Servicer to act or perform any duties required of it as agent or on behalf


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of the Trustee or the Trust hereunder; or any action by the Trustee taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02 hereof, and then only for the actions of the Trustee as the successor Master Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's duty to review the Mortgage Files, if so required pursuant to Section 2.01 of this Agreement.

          SECTION 8.04. Trustee, Custodian, Delaware Trustee, Master
                        Servicer and Securities Administrator May Own Certificates.

          The Trustee, the Custodian, the Delaware Trustee, the Master Servicer and the Securities Administrator in their respective individual capacities, or in any capacity other than as Trustee, Custodian, Delaware Trustee, Master Servicer or Securities Administrator hereunder, may become the owner or pledgee of any Certificates with the same rights they would have if they were not Trustee, Custodian, Delaware Trustee, Master Servicer or Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

          SECTION 8.05. Trustee's, Delaware Trustee's and Securities
                        Administrator's Fees and Expenses.

          The Trustee shall be compensated by the Master Servicer for its services hereunder on behalf of the Trust in accordance with the fee letter between the Master Servicer and the Trustee. The Delaware Trustee shall be compensated by the Seller for its services hereunder. The Securities Administrator shall be compensated by the Master Servicer for its services hereunder from a portion of the Master Servicing Fee. In addition, the Trustee (as Trustee and in its individual corporate capacity), the Delaware Trustee and the Securities Administrator will be entitled to recover from the Distribution Account pursuant to Section 4.05(a) all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee (including for such purpose, any fees and expenses relating to its capacity as Custodian hereunder to the extent not paid by Thornburg), the Delaware Trustee, and the Securities Administrator, respectively, including without limitation, in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the Delaware Trustee, the Trustee or the Securities Administrator, respectively, in the performance of its duties or the administration of the trusts hereunder or under the Yield Maintenance Agreement or the Auction Swap Agreement (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence (or in the case of the Delaware Trustee, gross negligence) or intentional misconduct or which is specifically designated herein as the responsibility of the Depositor, the Seller, the Master Servicer, the Certificateholders, the Delaware Trustee or the Trust hereunder or thereunder. If funds in the Distribution Account are insufficient therefor, the Trustee, the Delaware Trustee, the Custodian and the Securities Administrator shall recover such expenses from future collections on the Mortgage Loans or as otherwise agreed by such parties and the Certificateholders. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.


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          SECTION 8.06. Eligibility Requirements for Trustee and Securities
                        Administrator.

          The Trustee and Securities Administrator hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, each having a combined capital and surplus of at least $50,000,000 and (except with respect to the initial Trustee) a minimum long-term debt rating in the third highest rating category by each Rating Agency and in each Rating Agency's two highest short-term rating categories, and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee or the Securities Administrator, as applicable shall resign immediately in the manner and with the effect specified in Section
8.07 hereof.

          SECTION 8.07. Resignation or Removal of Trustee and Securities
                        Administrator.

          The Trustee and Securities Administrator may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Seller, the Master Servicer and each Rating Agency. Upon receiving such notice of resignation of the Trustee, the Seller shall promptly appoint a successor Trustee that meets the requirements in Section 8.06 or, in the case of notice of resignation of the Securities Administrator, the Trustee shall promptly appoint a successor Securities Administrator that meets the requirements in Section 8.06, in each case, by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or successor Securities Administrator, as applicable. If no successor Trustee or successor Securities Administrator, as applicable, shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator, as applicable.

          If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 hereof or if at any time the Trustee or the Securities Administrator shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Trustee (in its capacity as Custodian) or the Securities Administrator fails to provide an assessment of compliance or an attestation report required under Section 3.16 within 15 calendar days of March 1 of each calendar year in which Exchange Act reports are required then the Seller may remove the Trustee or the Trustee may


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remove the Securities Administrator, as applicable. If the Seller or the Trustee removes the Trustee or the Securities Administrator, respectively under the authority of the immediately preceding sentence, the Seller or the Trustee shall promptly appoint a successor Trustee or successor Securities Administrator that meets the requirements of Section 8.06, as applicable, by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee or the Securities Administrator, as applicable, so removed, one copy to the successor Trustee or successor Securities Administrator, as applicable, and one copy to the Master Servicer.

          The Majority Certificateholders may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Seller and the Trustee; the Seller shall thereupon use its best efforts to appoint a successor Trustee or successor Securities Administrator, as applicable, in accordance with this Section.

          Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee or a successor Securities Administrator, pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee or a successor Securities Administrator, as applicable, as provided in Section 8.08 hereof. If the Trustee or the Securities Administrator is removed pursuant to this Section 8.07, it shall be reimbursed any outstanding and unpaid fees and expenses, and if removed under the authority of the immediately preceding paragraph, the Trustee or the Securities Administrator shall also be reimbursed any outstanding and unpaid costs and expenses.

          Notwithstanding anything to the contrary contained herein, in the event that the Master Servicer resigns or is removed as Master Servicer hereunder, the Securities Administrator shall have the right to resign immediately as Securities Administrator by giving written notice to the Seller and the Trustee, with a copy to each Rating Agency; provided that such resignation shall not become effective until acceptance of appointment by a successor Securities Administrator. Notwithstanding anything to the contrary herein, in the event that the Securities Administrator resigns or is removed as Securities Administrator hereunder, the Master Servicer shall have the right to resign immediately as Master Servicer by giving written notice to the Seller and the Trustee, with a copy to each Rating Agency; provided that such resignation shall not become effective until acceptance of appointment by a successor Master Servicer.

          SECTION 8.08. Successor Trustee and Successor Securities
                        Administrator.

          Any successor Trustee or successor Securities Administrator appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor, the Seller and the Master Servicer and to its predecessor Trustee or Securities Administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective, and such successor Trustee or successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder (including, without limitation, with respect to such a successor Securities Administrator, its rights, powers, duties and obligations as Auction Administrator under the Auction Administration Agreement), with like effect as if originally named as Trustee or


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Securities Administrator. The Depositor, the Seller, the Master Servicer and the
predecessor Trustee or Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

          No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee or Securities Administrator shall be eligible under the provisions of Section 8.06 hereof and the appointment of such successor Trustee or Securities Administrator shall not result in a downgrading of the Senior Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

          Upon acceptance of appointment by a successor Trustee or Securities Administrator as provided in this Section 8.08, the successor Trustee or Securities Administrator shall mail notice of the appointment of a successor Trustee or Securities Administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency.

          SECTION 8.09. Merger or Consolidation of Trustee or Securities
                        Administrator.

          Any entity into which the Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee or the Securities Administrator shall be a party, or any entity succeeding to the corporate trust business of the Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, provided such entity shall be eligible under the provisions of
Section 8.06 and 8.08 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, and in addition to the appointment of the Delaware Trustee pursuant to Section 1A.03 hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power, and the Trustee shall, and shall instruct the Depositor to, execute and deliver all instruments to appoint one or more Persons, approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereof, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08 hereof.


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          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Depositor and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

          SECTION 8.11. Limitation of Liability.

          The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as Securities Administrator on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.


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          SECTION 8.12. Trustee May Enforce Claims Without Possession of
                        Certificates.

          (a) All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee for the benefit of all Holders of such Certificates, subject to the provisions of this Agreement. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee (for the avoidance of doubt, in its individual capacity and as Trustee on behalf of the Trust), its agents and counsel, be for the ratable benefit or the Certificateholders in respect of which such judgment has been recovered.

          (b) The Trustee shall afford the Seller, the Depositor and each Certificateholder upon reasonable notice during normal business hours at its Corporate Trust Office or other office designated by the Trustee, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Depositor and any requesting Certificateholder with its most recent audited financial statements. The Trustee shall cooperate fully with the Seller, the Depositor and such Certificateholder and shall, subject to the first sentence of this Section 8.12(b), make available to the Seller, the Depositor and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

          (c) The Securities Administrator shall afford the Seller, the Depositor, the Trustee and each Certificateholder upon reasonable notice during normal business hours at its offices at 9062 Old Annapolis Road, Columbia, Maryland 21045 or other office designated by the Securities Administrator, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Depositor and any requesting Certificateholder with its most recent audited financial statements. The Securities Administrator shall cooperate fully with the Seller, the Depositor, the Trustee and such Certificateholder and shall, subject to the first sentence of this Section 8.12(c), make available to the Seller, the Depositor and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Securities Administrator's duties hereunder. The Seller, the Depositor, the Trustee and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and are not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

          SECTION 8.13. Suits for Enforcement.

          In case an Event of Default or a default by the Depositor hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement, as the case may be, by a suit, action or proceeding in


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equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

          SECTION 8.14. Waiver of Bond Requirement.

          The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

          SECTION 8.15. Waiver of Inventory, Accounting and Appraisal
                        Requirement.

          The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

          SECTION 8.16. Appointment of Custodians.

          The Trustee may appoint one or more custodians to hold all or a portion of the related Mortgage Files as agent for the Trustee, by entering into a custodial agreement. The custodian may at any time be terminated and a substitute custodian appointed therefor by the Trustee. Subject to this Article VIII, the Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such custodian. Each custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. The Seller shall pay from its own funds, without any right to reimbursement, the fees, costs and expenses of each custodian (including the costs of custodian's counsel).

          SECTION 8.17. Auction Administration Agreement; Auction Swap
                        Agreement.

          (a) Concurrently with the execution and delivery hereof, at the direction of the Depositor, the Securities Administrator, acting solely as an agent (the "AUCTION ADMINISTRATOR") for the Holders of the Auction Certificates and not on behalf of the Trust, shall execute and deliver the Auction Administration Agreement and the Auction Swap Agreement in the forms presented by the Auction Swap Counterparty provided that the provisions of Section 1A.05 remain applicable to each Certificateholder. The Securities Administrator shall have no duty to review or otherwise determine the adequacy of the Auction Administration Agreement or the Auction Swap Agreement.


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          (b) Each Holder of an Auction Certificate is deemed, by acceptance of such Certificate, (i) to authorize the Securities Administrator to execute and deliver the Auction Administration Agreement and the Auction Swap Agreement as their agent and (ii) to acknowledge and accept and agree to be bound by the provisions of the Auction Administration Agreement and the Auction Swap Agreement. The Securities Administrator, as Auction Administrator, agrees not to consent to any amendments to the Auction Administration Agreement or Auction Swap Agreement without the consent of 100% of the Auction Certificates.

                                   ARTICLE IX

                              REMIC ADMINISTRATION

          SECTION 9.01. REMIC Administration.

          (a) As set forth in the Preliminary Statement to this Agreement, two REMIC elections shall be made by the Trust. The Trustee shall sign and the Securities Administrator shall file such elections on Form 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests in each REMIC created hereunder and the related residual interest shall be as designated in the Preliminary Statement. Following the Closing Date, the Securities Administrator shall apply to the Internal Revenue Service for an employer identification number for each REMIC created hereunder by means of a Form SS-4 or other acceptable method and shall file a Form 8811 with the Internal Revenue Service.

          (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC created hereunder within the meaning of section 860G(a)(9) of the Code.

          (c) Except as provided in subsection (d) of this Section 9.01, the Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC created hereunder, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to any such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including the Securities Administrator's duties as tax return preparer).

          (d) The Securities Administrator shall prepare and file, and the Trustee shall sign all of the federal and state tax and information returns of each REMIC created hereunder (collectively, the "TAX RETURNS") as the direct representative. The expenses of preparing and filing such Tax Returns shall be borne by the Securities Administrator. Notwithstanding the foregoing, the Securities Administrator shall have no obligation to prepare, file or otherwise deal with partnership tax information or returns. In the event that partnership tax information or returns are required by the Internal Revenue Service, the Seller, at its own cost and expense, will prepare and file all necessary returns. The Internal Revenue Service has issued OID regulations under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued


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with original issue discount. Under those regulations, debt issued to one Person generally is aggregated in determining if there is OID. Because certain Classes of Regular Certificates are expected to be issued to one Person (which intends to continue to hold the Regular Certificates indefinitely and, in any case, for at least 30 days), the Securities Administrator, on behalf of the Trust, intends to determine the existence and amount of any OID as if those Classes of Regular Certificates were one debt instrument.

          (e) The Securities Administrator shall perform on behalf of each REMIC created hereunder all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions or other such guidance, the Securities Administrator, shall provide
(i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of the Class A-R Certificate to any disqualified organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

          (f) Each of the Trustee, the Securities Administrator and the Holders of Certificates (to the extent that the affairs of the REMICs are within such Person's control and the scope of its specific responsibilities under the Agreement) shall take any action or cause any REMIC created hereunder to take any action necessary to create or maintain the status of the REMIC created hereunder as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. None of the Trustee, the Securities Administrator or the Holder of a Residual Certificate shall take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee and the Securities Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not result in an Adverse REMIC Event. In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any such REMIC to take any action which is not expressly permitted under the terms of this Agreement, any Holder of the Class A-R Certificate will consult with the Securities Administrator or its designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and no such Person shall take any such action or cause any REMIC created hereunder to take any such action as to which the Securities Administrator has advised it in writing that an Adverse REMIC Event could occur.

          (g) Each Holder of the Class A-R Certificate shall pay when due any and all taxes imposed on any REMIC created hereunder by federal or state governmental authorities. To the extent that such Trust taxes are not paid by the Class A-R Certificateholder, the Securities Administrator shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Class A-R Certificate or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in such REMIC, as the case may be.


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          (h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

          (i) No additional contributions of assets shall be made to any REMIC created hereunder, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

          (j) Neither the Trustee nor the Securities Administrator shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services.

          (k) [Reserved]

          (l) The Yield Maintenance Agreement and the Yield Maintenance Account shall not be treated as an asset of any REMIC created hereunder. Instead, each owner of a Class A-1 and Class A-2 Certificate shall be treated as owning an interest in the Yield Maintenance Agreement. For federal income tax reporting purposes, as of the Closing Date, the value of the interest in the Yield Maintenance Agreement owned by each Class of certificates is as follows: Class A-1 Certificates and Class A-2 Certificates collectively, 100% (allocated among such Certificates in proportion to their Certificate Principal Balances), and Class A-X Certificates, 0% (total value $15,705,000).

          (m) For federal income tax purposes, each Certificate Owner of Auction Certificate shall be treated as a party to the Auction Swap Agreement which shall represent contractual rights and obligations that are separate from the regular interest related to such Auction Certificate. For purposes of determining the issue prices of the Auction Certificates, it shall be assumed that such separate rights and obligations have a zero value unless and until required otherwise by the applicable taxing authority.

          SECTION 9.02. Prohibited Transactions and Activities.

          Neither the Depositor nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to
(i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund,
(iii) the termination of the REMICs created hereunder pursuant to Article X of this Agreement, (iv) a substitution pursuant to Article II hereof or (v) a repurchase of Mortgage Loans as contemplated hereunder, nor acquire any assets for any REMIC created hereunder, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC created hereunder after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not result in an Adverse REMIC Event.


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                                    ARTICLE X

                                   TERMINATION

          SECTION 10.01. Termination.

          (a) The respective obligations and responsibilities of the Seller, the Depositor, the Master Servicer, the Securities Administrator, the Delaware Trustee and the Trustee created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Master Servicer to send certain notices as hereinafter set forth) shall terminate upon notice to the Trustee and the Securities Administrator upon the earliest of (i) the Distribution Date on which the Class Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan, (iii) the optional purchase of the Mortgage Loans as described in the following paragraph and (iv) the Latest Possible Maturity Date.

          Thornburg (solely in its capacity as a Servicer of the Mortgage Loans) may, at its option, terminate this Agreement on any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans as of the end of the immediately preceding Due Period is equal to or less than 10% of the Cut-Off Date Aggregate Principal Balance, by purchasing, on such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (i) the outstanding Stated Principal Balances of the Mortgage Loans (other than in respect of REO Properties), (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers approved by the Depositor and at the expense of Thornburg less the good faith estimate of the Master Servicer or the related Servicer, as applicable, of Liquidation Expenses to be incurred in connection with its disposal and (y) the Principal Balance of each Mortgage Loan related to any REO Property and (iii) in all cases, accrued and unpaid interest thereon at the applicable Loan Rate through the end of the Due Period preceding the final Distribution Date, plus unreimbursed Servicing Advances and Advances and any unpaid Master Servicing Fees and Servicing Fees allocable to such Mortgage Loans and REO Properties, plus all amounts, if any, then due and owing to the Trustee, the Master Servicer and the Securities Administrator (the "TERMINATION PRICE").

          In addition, Wells Fargo Bank, N.A. (solely in its capacity as the Master Servicer) may, at its option, terminate this Agreement on any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans as of the end of the immediately preceding Due Period is equal to or less than 5% of the Cut-Off Date Aggregate Principal Balance, by purchasing, on such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the Termination Price; provided, that the right of Wells Fargo Bank, N.A. to purchase all the Mortgage Loans shall be exercisable only if Thornburg has not elected to exercise its optional termination right on or before such date.

          In addition the Depositor may, at its option, terminate this Agreement on any Distribution Date if the Trustee or the Securities Administrator, based upon an Opinion of Counsel addressed


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

to the Trustee and the Securities Administrator (to be obtained at the expense of the Depositor), has determined that the REMIC status of any REMIC hereunder has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter the Securities Administrator may elect to terminate any or all of each REMIC at any time, and upon such election the Depositor shall purchase all the outstanding Mortgage Loans and REO Properties at a price equal to the Termination Price.

          (b) Notice of any termination pursuant to the second, third or fourth paragraphs of Section 10.01(a), specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator upon the Securities Administrator receiving notice of such date from the Master Servicer by letter to the Certificateholders mailed not earlier than the 10th day and not later than the 19th day of the month of such final distribution specifying (1) the Distribution Date upon which final distributions on the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final distribution and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Securities Administrator therein specified.

          (c) Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Section 4.01 hereof for such Distribution Date.

          (d) In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Securities Administrator shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate account for the benefit of such Certificateholders, and the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Master Servicer shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Securities Administrator upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Master Servicer for payment.

          SECTION 10.02. Additional Termination Requirements.

          (a) In the event the purchase option provided in Section 10.01 is exercised, the Trust shall be terminated in accordance with the following additional requirements:


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

               (i) The Trustee at the direction of the Securities Administrator shall sell any remaining assets of the Trust Fund to Thornburg or its designee, the Depositor or its designee or Wells Fargo Bank, N.A. or its designee, as the case may be, for cash and, within 90 days of such sale, shall distribute to (or credit to the account of) the Certificateholders the proceeds of such sale together with any cash on hand (less amounts retained to meet claims) in complete liquidation of the Trust Fund, and each REMIC created hereunder; and

               (ii) The Securities Administrator shall attach a statement to the final federal income tax return for each REMIC created hereunder stating that pursuant to Treasury Regulation Section 1.860F-1, the first day of the 90 day liquidation period for such REMIC was the date on which the Trustee sold the assets of the Trust Fund and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder as evidenced by an Opinion of Counsel delivered to the Trustee and the Securities Administrator obtained at the expense of the Seller.

          (b) By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Trustee and the Securities Administration as their attorneys in fact to undertake the foregoing steps.

          (c) The Securities Administrator shall provide written notice to the Delaware Trustee that the Trust Fund has been terminated in accordance with
Article X.

                                   ARTICLE XI

                           DISPOSITION OF TRUST ASSETS

          SECTION 11.01. Disposition of Trust Assets.

          Neither the Trust, nor this Agreement, may be terminated or voided, or any disposition of the assets of the Trust effected, other than in accordance with the terms hereof, except to the extent that Holders representing no less than the entire beneficial ownership interest of the Certificates have so assented.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

          SECTION 12.01. Amendment.

          This Agreement may be amended from time to time by Seller, the Depositor, the Master Servicer, the Securities Administrator, the Delaware Trustee and the Trustee, and without the consent of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, or (iv) to


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

conform the terms hereof to the description thereof provided in the Prospectus; provided, however, that any such action listed in clause (i) through (iii) above shall be deemed not to adversely affect in any material respect the interests of any Certificateholder, if evidenced by (i) written notice to the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Delaware Trustee and the Trustee from each Rating Agency that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency or (ii) an Opinion of Counsel stating that such amendment shall not adversely affect in any material respect the interests of any Certificateholder, is permitted by the Agreement and all the conditions precedent, if any have been complied with, delivered to the Master Servicer, the Securities Administrator and the Trustee.

          In addition, this Agreement may be amended from time to time by Seller, the Depositor, the Master Servicer, the Securities Administrator, the Delaware Trustee and the Trustee and with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment or waiver shall (x) reduce in any manner the amount of, or delay the timing of, payments on the Certificates that are required to be made on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (x) above, without the consent of the Holders of Certificates of such Class evidencing at least a 66 2/3% Percentage Interest in such Class, or (z) reduce the percentage of Voting Rights required by clause (y) above without the consent of the Holders of all Certificates of such Class then outstanding. Upon approval of an amendment, a copy of such amendment shall be sent to each Rating Agency.

          Notwithstanding any provision of this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, delivered by and at the expense of the Person seeking such Amendment (unless such Person is the Trustee or the Securities Administrator, in which case the Trustee or the Securities Administrator shall be entitled to be reimbursed for such expenses by the Trust pursuant to Section 8.05 hereof), to the effect that such amendment will not result in the imposition of a tax on any REMIC created hereunder pursuant to the REMIC Provisions or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding and that the amendment is being made in accordance with the terms hereof, such amendment is permitted by this Agreement and all conditions precedent, if any, have been complied with.

          Promptly after the execution of any such amendment the Securities Administrator shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller (but in no event at the expense of the Trustee or the Securities Administrator), otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Master Servicer and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such


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

consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

          The Trustee and Securities Administrator may, but shall not be obligated to, enter into any amendment pursuant to this 12.01 Section that affects its rights, duties and immunities under this Agreement or otherwise.

          SECTION 12.02. Recordation of Agreement; Counterparts.

          To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at the expense of the Trust, but only upon direction of Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

          SECTION 12.03. Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs,


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

expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 12.04. Governing Law; Jurisdiction.

          This Agreement shall be construed in accordance with the laws of the State of Delaware, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 12.05. Notices.

          All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered via telecopy, to (a) in the case of the Seller, to Thornburg Mortgage Home Loans, Inc., 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501,
Attention: Deborah Burns (telecopy number (505) 954-5300), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Securities Administrator, and the Trustee in writing by the Seller, (b) in the case of the Trustee, to the Corporate Trust Office or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Securities Administrator, and the Seller in writing by the Trustee, (c) in the case of the Depositor, to Structured Asset Mortgage Investments II Inc., 383 Madison Avenue, New York, NY 10019, Attention: Legal (telecopy number (203) 618-2132), or such other address or telecopy number as may be furnished to the Seller, the Master Servicer, the Securities Administrator, and the Trustee in writing by the Depositor, (d) in the case of the Delaware Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890; and (e) in the case of the Master Servicer or Securities Administrator, for certificate transfer purposes, at its Corporate Trust Office and for all other purposes at P.O. Box 98, Columbia, Maryland 21046, or for overnight delivery, at 9062 Old Annapolis Road, Columbia, Maryland 21045 (Attention: Thornburg 2006-5), Facsimile no.: (410) 715-2380, or such other address or telecopy number as may be furnished to the Depositor, the Seller, the Securities Administrator, and the Trustee in writing by the Master Servicer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Event of Default shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been


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

given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

          SECTION 12.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 12.07. Article and Section References.

          All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

          SECTION 12.08. Notice to the Rating Agencies.

          (a) The Securities Administrator shall be obligated to use its best reasonable efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Securities Administrator has actual knowledge:

               (i) any material change or amendment to this Agreement;

               (ii) the occurrence of any Event of Default that has not been cured or waived;

               (iii) the resignation or termination of the Master Servicer, the Securities Administrator or the Trustee;

               (iv) the final payment to Holders of the Certificates of any Class; and

               (v) any change in the location of any Account.

          (b) In addition, the Securities Administrator shall promptly furnish to the Rating Agencies copies of each Statement to Certificateholders described in Section 5.04 hereof; if the Trustee is acting as a successor Master Servicer pursuant to Section 7.02 hereof, the Trustee shall notify the Rating Agencies of any event that would result in the inability of the Trustee to make Advances and the Master Servicer shall promptly furnish to each Rating Agency copies of the following:

               (i) each annual statement as to compliance described in Section
     3.17 hereof;

               (ii) each annual assessment of compliance and attestation report described in Section 3.16 hereof; and


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

               (iii) each notice delivered pursuant to Section 5.05(b) hereof which relates to the fact that the Master Servicer has not made an Advance.

          (c) All notices to the Rating Agencies provided for in this Agreement shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

               If to Moody's, to:

               Moody's Investors Service, Inc.
               99 Church Street
               New York, New York 10007
               Attention: Residential Mortgages

               If to S&P, to:

               55 Water Street
               New York, New York 10041
               Attention: Residential Mortgages

          SECTION 12.09. Further Assurances.

          Notwithstanding any other provision of this Agreement, neither the Regular Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless they have been provided reasonable security or indemnity against their out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith.

          SECTION 12.10. Benefits of Agreement.

          Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          SECTION 12.11. Acts of Certificateholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing, and such action shall become effective when such instrument or instruments are delivered to the Trustee and the Seller. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent


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

shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section 12.11.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

          SECTION 12.12. Successors and Assigns.

          The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

          SECTION 12.13. Derivative Transactions.

          The Trust, the Securities Administrator and the Trustee are authorized, at the direction and the expense of the Holders of a majority of the Class A-X Certificates (or, if the Class A-X Certificates are no longer outstanding, a majority of the Voting Rights allocated to the Class of Subordinate Certificates outstanding having the highest numerical designation), to enter into such derivative transactions for the benefit of any Certificateholders as may be deemed desirable by such Holders of the Class A-X Certificates (or other applicable Class of Certificates), so long as (i) as evidenced by one or more Opinions of Counsel addressed to the Trustee or the Securities Administrator, as applicable (at the expense of such Holders), the execution and delivery of such derivative transaction is permitted under this Agreement and the inclusion of such derivative in the Trust will not be inconsistent with the ERISA provisions contained herein or cause the Certificates (other than the Class A-R Certificate) to fail to qualify for the Underwriter's Exemption, (ii) a REMIC Opinion (at the expense of such Holders) is delivered to the Trustee or the Securities Administrator, as applicable,
(iii) an Opinion of Counsel addressed to the Trustee and the Securities Administrator (at the expense of such Holders) that the execution and delivery of such derivative transaction and documentation as presented to the Trustee the Securities Administrator is permitted under this Agreement, and (iv) each Rating Agency shall have confirmed in writing that the inclusion of such derivative would not result in a downgrade of its then rating of any Class of Certificates.


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

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS II INC.,
                                           as Depositor


                                        By: /s/ Joseph T. Jurkowski, Jr
                                            ------------------------------------
                                            Name: Joseph T. Jurkowski
                                            Title: Vice President


                                        THORNBURG MORTGAGE HOME LOANS, INC.,
                                           as Seller


                                        By: /s/ Deborah J. Burns
                                            ------------------------------------
                                            Name: Deborah J. Burns
                                            Title: Senior Vice President


                                        WELLS FARGO BANK, N.A.,
                                           as Master Servicer

                                        By: /s/ Amy Doyle
                                            ------------------------------------
                                            Name: Amy Doyle
                                            Title: Vice President


                                        WELLS FARGO BANK, N.A.,
                                           as Securities Administrator


                                        By: /s/ Amy Doyle
                                            ------------------------------------
                                            Name: Amy Doyle
                                            Title: Vice President

                                        WILMINGTON TRUST COMPANY,
                                           as Delaware Trustee


                                        By: /s/ Robert J. Perkins
                                            ------------------------------------
                                            Name: Robert J. Perkins
                                            Title: Sr. Financial Services
                                                  Officer


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                           as Trustee and Custodian


                                        By: /s/ Rita Lopez
                                            ------------------------------------
                                            Name: Rita Lopez
                                            Title: Vice President

Solely for the purposes of Sections
3.25 and 6.06, accepted and agreed to
by:

THORNBURG MORTGAGE, INC.


By: /s/ Deborah J. Burns
    ---------------------------------
    Name: Deborah J. Burns
    Title: Senior Vice President

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF             )

          On the 29th day of August 2006, before me, a notary public in and for said State, personally appeared Joseph Jurkowski known to me to be a Senior Vice President of Structured Asset Mortgage Investments II Inc., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Jeanne Haney
                                        ----------------------------------------
                                        Notary Public

STATE OF NEW MEXICO   )
                      ) ss.:
COUNTY OF SANTA FE    )

          On the 29th day of August 2006, before me, a notary public in and for said State, personally appeared Deborah J. Burns known to me to be a Senior Vice President of Thornburg Mortgage Home Loans, Inc., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Marie Teresa Fox
                                        ----------------------------------------
                                        Notary Public

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF ANNE ARUNDEL  )

          On the 29th day of August 2006, before me, a notary public in and for said State, personally appeared Amy Doyle known to me to be a Vice President of Wells Fargo Bank, N.A. that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Joanne K. Stahling
                                        ----------------------------------------
                                        Notary Public

STATE OF ILLINOIS     )
                      ) ss.:
COUNTY OF COOK        )

          On the 29th day of August 2006, before me, a notary public in and for said State, personally appeared Rita Lopez known to me to be Vice President of LaSalle Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Christine M. Orsi
                                        ----------------------------------------
                                        Notary Public

STATE OF DELAWARE     )
                      ) ss.:
COUNTY OF NEW CASTLE  )

          On the 29th day of August 2006, before me, a notary public in and for said State, personally appeared Robert J. Perkins known to me to be a Senior Financial Services Officer of Wilmington Trust Company, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Amanda E. Gamble
                                        ----------------------------------------
                                        Notary Public

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

To be retained in a separate closing binder entitled "Thornburg 2006-5 Mortgage
 Loan Schedule" at the New York, New York offices of Stroock & Stroock & Lavan
                                      LLP

                                    EXHIBIT A

                           FORM OF SENIOR CERTIFICATE

                             CLASS A-[_] CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

ANY TRANSFEREE OF THIS CERTIFICATE ON OR PRIOR TO THE TERMINATION OF THE AUCTION SWAP AGREEMENT WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN), THAT EITHER (A) SUCH TRANSFEREE IS NOT ACQUIRING SUCH CERTIFICATE FOR, ON BEHALF OF, OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE, OR (B) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR EXEMPTIVE RELIEF UNDER THE STATUTORY EXEMPTION FOR NONFIDUCIARY SERVICE PROVIDERS UNDER SECTION 408(b)(17) OF ERISA AND SECTION 4975(d)(2) OF THE CODE OR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 90-1, PTCE-91-38, PTCE-95-60, PTCE-96-23 OR SOME OTHER APPLICABLE EXEMPTION. IF THE REPRESENTATIONS IN THIS PARAGRAPH ARE VIOLATED, THEN THE LAST PRECEDING PERMITTED BENEFICIAL OWNER OF THE CERTIFICATE WILL RETROACTIVELY BE TREATED AS ITS OWNER.

Certificate No.:                   [_______]

Cut-Off Date:                      August 1, 2006

First Distribution Date:           September 25, 2006

Initial Certificate Principal      $[_____]

Balance of this Certificate
("Denomination"):

Original Class Certificate
Principal Balance of this Class:   $[_____]

Percentage Interest:               [___]%

Pass-Through Rate:                 Variable

CUSIP:                             88522R __ _

Class:                             A-[__]

Assumed Final Distribution Date:   August 25, 2036

                   Thornburg Mortgage Securities Trust 2006-5,
                    Mortgage Loan Pass-Through Certificates,
                                  Series 2006-5
                                   Class A-[___]

          evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate and hybrid, first lien mortgage loans (the "Mortgage Loans") purchased from others by

          STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor.

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Delaware Trustee or the Trustee referred to below or any of their respective affiliates.

          This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Structured Asset Mortgage Investments II Inc. (the "Depositor"). The Trust was created pursuant to (i) the Original Trust Agreement dated as of August 24, 2006 by and among the Depositor, Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee") and LaSalle Bank National Association, as trustee (the "Trustee") and (ii) a Certificate of Trust filed with the Secretary of State of the State of Delaware on August 24, 2006. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement dated as of August 1, 2006 (the "Agreement") by and among the Depositor, Thornburg Mortgage Home Loans, Inc. ("TMHL"), as seller (the "Seller"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), the Delaware Trustee and the Trustee, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

          IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: August __, 2006

                                        THORNBURG MORTGAGE SECURITIES TRUST
                                        2006-5

                                        By: WELLS FARGO BANK, N.A.,
                                            not in its individual capacity,
                                            but solely as Securities
                                            Administrator


                                        By
                                           -------------------------------------

This is one of the Certificates
referenced in the within-mentioned
Agreement


By
   ----------------------------------
   Authorized Signatory of
   Wells Fargo Bank, N.A.,
   as Securities Administrator

                                    EXHIBIT B

                          FORM OF CLASS A-X CERTIFICATE

                              CLASS A-X CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

AFTER THE DISTRIBUTION DATE IN AUGUST 2011, THE CERTIFICATE NOTIONAL BALANCE OF THIS CERTIFICATE WILL EQUAL ZERO.

Certificate No.:                   [_______]

Cut-Off Date:                      August 1, 2006

First Distribution Date:           September 25, 2006

Initial Certificate Notional
Amount of this Certificate
("Denomination"):                  Notional Amount

Original Class Certificate
Notional Amount of this Class:     Notional Amount

Percentage Interest:               100%

Pass-Through Rate:                 Variable

CUSIP:                             88522R AC 8

Class:                             A-X

Assumed Final Distribution Date:   August 25, 2011

                   Thornburg Mortgage Securities Trust 2006-5,
                    Mortgage Loan Pass-Through Certificates,
                                  Series 2006-5
                                    Class A-X

          evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate and hybrid, first lien mortgage loans (the "Mortgage Loans") purchased from others by

          STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor.

          This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.

          This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Notional Amount) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Structured Asset Mortgage Investments II Inc. (the "Depositor"). The Trust was created pursuant to (i) the Original Trust Agreement dated as of August 24, 2006 by and among the Depositor, Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee") and LaSalle Bank National Association, as trustee (the "Trustee") and (ii) a Certificate of Trust filed with the Secretary of State of the State of Delaware on August 24, 2006. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement dated as of August 1, 2006 (the "Agreement") by and among the Depositor, Thornburg Mortgage Home Loans, Inc. ("TMHL"), as seller (the "Seller"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), the Delaware Trustee and the Trustee, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

          IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: August __, 2006

                                        THORNBURG MORTGAGE SECURITIES TRUST
                                        2006-5

                                        By: WELLS FARGO BANK, N.A.,
                                            not in its individual capacity,
                                            but solely as Securities
                                            Administrator


                                        By
                                           -------------------------------------

This is one of the Certificates
referenced in the within-mentioned
Agreement


By
   ----------------------------------
   Authorized Signatory of
   Wells Fargo Bank, N.A.,
   as Securities Administrator

                                   EXHIBIT C-1

                          FORM OF CLASS A-R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING PLAN ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE-95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.:                   1

Cut-Off Date:                      August 1, 2006

First Distribution Date:           September 25, 2006

Initial Certificate Principal
Balance of this Certificate:       $100

Original Class Certificate
Notional Amount of this Class:     $100


                                      C-2-1

Percentage Interest:               100%

Pass-Through Rate:                 Weighted Average

CUSIP:                             8822R AD 6

Class:                             A-R

Assumed Final Distribution Date:   September 25, 2006


                                      C-2-2

                   Thornburg Mortgage Securities Trust 2006-5
                    Mortgage Loan Pass-Through Certificates,
                                  Series 2006-5
                                    Class A-R

          evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate and hybrid, first lien mortgage loans (the "Mortgage Loans") purchased from others by

          STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor.

          This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Delaware Trustee or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Structured Asset Mortgage Investments II Inc. (the "Depositor"). The Trust was created pursuant to (i) the Original Trust Agreement dated as of August 24, 2006 by and among the Depositor, Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee") and LaSalle Bank National Association, as trustee (the "Trustee") and (ii) a Certificate of Trust filed with the Secretary of State of the State of Delaware on August 24, 2006. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement dated as of August 1, 2006 (the "Agreement") by and among the Depositor, Thornburg Mortgage Home Loans, Inc. ("TMHL"), as seller (the "Seller"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), the Delaware Trustee and the Trustee, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

          Any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Securities Administrator of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Securities Administrator as required


                                      C-2-3
pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee. The Securities Administrator will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest on a Class A-R Certificate in violation of the restrictions mentioned above.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized officer of the Securities Administrator.


                                      C-2-4

          IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  August __, 2006

                                        THORNBURG MORTGAGE SECURITIES TRUST
                                        2006-5

                                        By: WELLS FARGO BANK, N.A.,
                                            not in its individual capacity,
                                            but solely as Securities
                                            Administrator


                                        By
                                           -------------------------------------

This is the A-R Certificate
referenced in the within-mentioned
Agreement


By
   ----------------------------------
   Authorized Signatory of
   Wells Fargo Bank, N.A.,
   as Securities Administrator


                                      C-2-5

                                    EXHIBIT D

                         FORM OF SUBORDINATE CERTIFICATE

                             CLASS B-[_] CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [APPLICABLE TO BOOK-ENTRY CERTIFICATES ONLY; DELETE FOR CERTIFICATES IN PHYSICAL FORM]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.] [Applicable only to Class B-4, Class B-5 and Class B-6 Certificates]

[THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT ACQUIRED SUCH CERTIFICATE (I)(A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR
(B) AS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.] [Applicable only to Class B-4, Class B-5 and Class B-6 Certificates]

[IN THE EVENT THAT THE RATING ON THIS CLASS B-[ ] CERTIFICATE IS DOWNGRADED BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT

PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING PLAN ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60. A TRANSFEREE ACQUIRING A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS IN THIS PARAGRAPH.] [Applicable only to Class B-1, Class B-2 and Class B-3 Certificates]

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING PLAN ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60. A TRANSFEREE ACQUIRING A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS IN THIS PARAGRAPH.] [Applicable only to Class B-4, Class B-5 and Class B-6 Certificates]

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (A) (1) UNLESS SUCH TRANSFER IS MADE IN RELIANCE UPON RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR (2) UNLESS SUCH TRANSFER IS MADE IN RELIANCE UPON RULE 501 (C)(1), (2), (3) OR (7) OF THE 1933 ACT (IN EACH CASE AS EVIDENCED BY AN INVESTMENT LETTER DELIVERED TO THE SECURITIES ADMINISTRATOR, IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT AND, IF SO REQUIRED BY THE SECURITIES ADMINISTRATOR, A WRITTEN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE SECURITIES ADMINISTRATOR, THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM THE 1933 ACT OR IS BEING MADE PURSUANT TO THE 1933 ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR) OR (B) THE TRANSFEROR SHALL HAVE EXECUTED A TRANSFEROR CERTIFICATE (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) AND THE TRANSFEREE SHALL HAVE EXECUTED AN INVESTMENT

LETTER (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR CERTIFYING TO THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR.] [APPLICABLE TO CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES THAT ARE IN PHYSICAL FORM ONLY]

THIS CERTIFICATE IS SUBORDINATE IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.:                   [_______]

Cut-Off Date:                      August 1, 2006

First Distribution Date:           September 25, 2006

Initial Certificate Principal
Balance of this Certificate
("Denomination"):                  $[____]

Original Class Certificate
Principal Balance of this Class:   $[____]

Percentage Interest:               [__]%

Pass-Through Rate:                 Weighted Average

CUSIP:                             88522R ____ __

Class:                             B-[__]

Assumed Final Distribution Date:   August 25, 2036

                   Thornburg Mortgage Securities Trust 2006-5,
                    Mortgage Loan Pass-Through Certificates,
                                  Series 2006-5
                                   Class B-[_]

          evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate and hybrid, first lien mortgage loans (the "Mortgage Loans") purchased from others by

          STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor.

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Delaware Trustee or the Trustee referred to below or any of their respective affiliates.

          This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Structured Asset Mortgage Investments II Inc. (the "Depositor"). The Trust was created pursuant to (i) the Original Trust Agreement dated as of August 24, 2006 by and among the Depositor, Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee") and LaSalle Bank National Association, as trustee (the "Trustee") and (ii) a Certificate of Trust filed with the Secretary of State of the State of Delaware on August 24, 2006. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement dated as of August 1, 2006 (the "Agreement") by and among the Depositor, Thornburg Mortgage Home Loans, Inc. ("TMHL"), as seller (the "Seller"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), the Delaware Trustee and the Trustee, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

          [No transfer of this Certificate shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any transfer, (i)
(A) such transfer is made in reliance upon Rule 144A or (B) such transfer is made to an "accredited investor" under Rule 501(c)(1), (2), (3) or (7) (in each case as evidenced by an investment letter delivered to the Securities Administrator, in substantially the form attached to the Pooling and Servicing Agreement, and, if so required by the Securities Administrator and the Depositor, a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which

Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor) or (ii) the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and the transferee to execute an investment letter (in substantially the form attached to the Pooling and Servicing Agreement) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator certifying to the Depositor and the Securities Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Securities Administrator or the Depositor.] [APPLICABLE TO CERTIFICATES IN PHYSICAL FORM ONLY; DELETE FOR BOOK-ENTRY CERTIFICATES]

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

          IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated: August __, 2006

                                        THORNBURG MORTGAGE SECURITIES TRUST
                                        2006-5

                                        By: WELLS FARGO BANK, N.A.,
                                            not in its individual capacity,
                                            but solely as Securities
                                            Administrator


                                        By
                                           -------------------------------------

This is one of the Certificates
referenced in the within-mentioned
Agreement


By
   ----------------------------------
   Authorized Signatory of
   Wells Fargo Bank, N.A.,
   as Securities Administrator

                                    EXHIBIT E

                       FORM OF REVERSE OF THE CERTIFICATES

                   THORNBURG MORTGAGE SECURITIES TRUST 2006-5
             Mortgage Loan Pass-Through Certificates, Series 2006-5
                               Reverse Certificate

          This Certificate is one of a duly authorized issue of Certificates designated as Thornburg Mortgage Securities Trust 2006-5, Mortgage Loan Pass-Through Certificates, Series 2006-5 (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust governed by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Trustee nor the Securities Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Securities Administrator.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or if the 25th day is not a Business Day, then on the next succeeding Business Day (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

          Distributions on this Certificate shall be made, (i) in the case of a Physical Certificate, by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer as set forth in the Agreement and (ii) in the case of a Book-Entry Certificate, to the Depository, which shall credit the amounts of such distributions to the accounts of its Depository Participants in accordance with its normal procedures. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Securities Administrator specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time, by the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Trustee, the Delaware Trustee and Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

          [Subject to the terms of the Agreement, each Class of Book-Entry Certificates will be registered as being held by the Depository or its nominee and beneficial interests will be held by Certificate Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000, in the case of the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates, provided, that, with respect to initial European investors such certificates must be purchased in minimum total investments of at least $100,000 and $100,000, in the case of the Class A-X, Class B-4, Class B-5 and Class B-6 Certificates and, in each case, in integral multiples of $1 in excess thereof.] [APPLICABLE TO BOOK-ENTRY CERTIFICATES ONLY; DELETE FOR CERTIFICATES IN PHYSICAL FORM.]

          [The Class A-R Certificate will be issued as a single Certificate and maintained in physical form, representing the entire Percentage Interest in that Class.] [APPLICABLE TO CERTIFICATES IN PHYSICAL FORM.]

          [The Class A-R Certificate is issuable only in a Percentage Interest of 100%.] [APPLICABLE TO CLASS A-R CERTIFICATES ONLY.]

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Depositor, the Seller, the Master Servicer, the Securities Administrator, the Delaware Trustee and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

          [Each Holder of a Class A-1 or Class A-2 Certificate is deemed, by acceptance of such Certificate, (i) to authorize Wells Fargo Bank, N.A. to execute and deliver the Auction Administration Agreement, the Auction Swap Agreement and the applicable Yield Maintenance Agreement on its behalf and (ii) to acknowledge and accept and agree to be bound by the provisions of the Auction Administration Agreement, the Auction Swap Agreement and the applicable Yield Maintenance Agreement.] [Applicable to Auction Certificates only; delete for Class A-X, Class A-R and Subordinate Certificates.]

          On any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans on such date is equal to or less than 20% of the Cut-Off Date Aggregate Principal Balance, Thornburg Mortgage, Inc. will have the option to call the Certificates for a purchase price equal to (i) for all Certificates (other than the Class A-X and Class A-R Certificates) the sum of (1) the aggregate Class Certificate Principal Balance and (2) the accrued interest thereon at the related Pass-Through Rates, less amounts of interest and principal otherwise being paid to such Holders on such Distribution Date, (ii) for the Class A-X Certificates the present value as of the date of such purchase of the remaining payments to be based on the Class A-X Certificates (such present value to be based upon a discount rate that will approximate the expected Yield to Maturity of the Class A-X Certificates and (iii) for the Class A-R Certificate, $1.00.

          On any date on which the aggregate of the Stated Principal Balances of the Mortgage Loans on such date is equal to or less than 10% of the Cut-Off Date Aggregate Principal Balance, Thornburg Mortgage Home Loans, Inc., in its capacity as a Servicer (hereinafter "TMHL"), may purchase, on the related Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the Termination Price. In the event that TMHL does not exercise its right of optional termination, on any date on which the aggregate of the Stated Principal Balances of the Mortgage Loans on such date is equal to or less than 5% of the Cut-Off Date Aggregate Principal Balance, Wells Fargo Bank, N.A., in its capacity as Master Servicer, may purchase, on the related Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the Termination Price. In the event that neither TMHL nor the Master Servicer exercises its right of optional termination, the obligations and responsibilities created by the Agreement will terminate upon notice to the Trustee upon the earliest of (i) the Distribution Date on which the Class Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan and
(iii) the Latest Possible Maturity Date.

          Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

          I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________________.

Dated: ____________


                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
________________________________________________________________________________
for the account of ____________________________________________________________,
account number ________________________, or, if mailed by check, to ____________
________________________________________________________________________________
Applicable statements should be mailed to ______________________________________
_______________________________________________________________________________.

          This information is provided by ______________________________________
_____________________, the assignee named above, or ____________________________
_______________________________, as its agent.

                                    EXHIBIT F

                               REQUEST FOR RELEASE

                                                                ________________
                                                                      Date

[Addressed to Trustee
or, if applicable, custodian]

In connection with the administration of the mortgages held by you as Trustee under a certain Pooling and Servicing Agreement dated as of August 1, 2006 among Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington Trust Company, as Delaware Trustee and you, as Trustee and Custodian (the "Pooling and Servicing Agreement"), the undersigned [Master Servicer] [Servicer] hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

          Mortgagor's Name:

          Address:

          Loan No.:

          Reason for requesting file:

          1. Mortgage Loan paid in full. (The [Master Servicer] hereby certifies that all amounts received in connection with the loan have been or will be credited to the Distribution Account (whichever is applicable) pursuant to the Pooling and Servicing Agreement.)

          2. The Mortgage Loan is being foreclosed.

          3. Mortgage Loan substituted. (The [Master Servicer] [Servicer] hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Pooling and Servicing Agreement.)

          4. Mortgage Loan repurchased. (The [Master Servicer] [Servicer] hereby certifies that the Purchase Price has been credited to the Collection Account or the Distribution Account (whichever is applicable) pursuant to the Pooling and Servicing Agreement.)

          5. Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us without obligation to return to you).

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                        ________________________________________
                                          [Name of [Master Servicer] [Servicer]]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: Servicing Officer

                                   EXHIBIT G-1

                        FORM OF RECEIPT OF MORTGAGE NOTE

                            RECEIPT OF MORTGAGE NOTE

Structured Asset Mortgage Investments II Inc.
338 Madison Avenue
11th Floor New
York, New York 10179

          Re: Thornburg Mortgage Securities Trust 2006-5,
              Mortgage Loan Pass-Through Certificates, Series 2006-5

Ladies and Gentlemen:

          Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of August 1, 2006, among Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington Trust Company, as Delaware Trustee and LaSalle Bank National Association, as Trustee, we hereby acknowledge the receipt of the original Mortgage Note with respect to each Mortgage Loan listed on Exhibit 1, with any exceptions thereto listed on Exhibit 2.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

Dated:


                                      G-1-1

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

     [To be retained in a separate closing binder entitled "Thornburg 2006-5 Mortgage Loan Schedule" at the offices of Stroock & Stroock & Lavan LLP]


                                      G-1-2

                                    EXHIBIT 2

                                EXCEPTION REPORT

     [To be retained in a separate closing binder entitled "Thornburg 2006-5 Mortgage Loan Schedule" at the offices of Stroock & Stroock & Lavan LLP]


                                      G-1-3

                                   EXHIBIT G-2

                    FORM OF INTERIM CERTIFICATION OF TRUSTEE

                        INTERIM CERTIFICATION OF TRUSTEE

                                                                          [date]

Structured Asset Mortgage Investments II Inc.
338 Madison Avenue
11th Floor
New York, New York 10179

Thornburg Mortgage Home Loans, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

          Re: Pooling and Servicing Agreement among Structured Asset Mortgage
              Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington Trust Company, as Delaware Trustee and LaSalle Bank National Association, as Trustee, Thornburg Mortgage Loan Pass-Through Certificates, Series 2006-5

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule) it has received:

          (i) all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement are in its possession;

          (ii) such documents have been reviewed by the Trustee and have not been mutilated, damaged or torn and relate to such Mortgage Loan; and

          (iii) based on the Trustee's examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (iii), (xiii), (xiv) and (xviii) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

          Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.


                                      G-2-1

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                      G-2-2

                                   EXHIBIT G-3

                     FORM OF FINAL CERTIFICATION OF TRUSTEE

                         FINAL CERTIFICATION OF TRUSTEE

                                                                          [date]

Structured Asset Mortgage Investments II Inc.
338 Madison Avenue
11th Floor
New York, New York 10179

Thornburg Mortgage Home Loans, Inc.
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

          Re: Pooling and Servicing Agreement among Structured Asset Mortgage
              Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington Trust Company, as Delaware Trustee and LaSalle Bank National Association, as Trustee, Thornburg Mortgage Loan Pass-Through Certificates, Series 2006-5

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement.

          Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(xiii), (xiv) and (xviii) of the definition of the "Mortgage Loan Schedule" in
Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage


                                      G-3-1

Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                      G-3-2

                                    EXHIBIT H

                           FORM OF LOST NOTE AFFIDAVIT

          Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:
Deponent is ______________________ of Thornburg Mortgage Home Loans, Inc. (the "Seller") and who has personal knowledge of the facts set out in this affidavit.

          On ___________________, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

          That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made. The Seller's records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost note.

          The Seller executes this Affidavit for the purpose of inducing LaSalle Bank National Association, as trustee on behalf of Thornburg Mortgage Securities Trust 2006-5, Mortgage Loan Pass-Through Certificates, Series 2006-5, to accept the transfer of the above described loan from the Seller.

          The Seller agrees to indemnify LaSalle Bank National Association and Structured Asset Mortgage Investments II Inc. and hold them harmless for any losses incurred by such parties resulting from the fact that the above described Note has been lost or misplaced.

By:
    ---------------------------------
_____________________________________

STATE OF              )
                      ) ss:
COUNTY OF             )

On this ____ day of ___________ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this ____ day of _______ 20__.

_____________________________________
_____________________________________
My commission expires _______________.

                                    EXHIBIT I

                          FORM OF ERISA REPRESENTATION

                                                                          [date]

Structured Asset Mortgage Investments II Inc.
338 Madison Avenue
11th Floor
New York, New York 10179

Wells Fargo Bank, N.A.
P.O. Box 95
Columbia, Maryland 21045

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

          Re: Thornburg Mortgage Securities Trust 2006-5, Mortgage Loan
              Pass-Through Certificates, Series 2006-5, Class [A-R] [B-4] [B-5] [B-6]

Ladies and Gentlemen:

               1. The undersigned is the ______________________ of
_________________ (the "Transferee"), a [corporation duly organized] and existing under the laws of __________, on behalf of which such officer makes this affidavit.

               2. The Transferee either (x) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or arrangement or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer (a "Plan Investor"); (y) if the Certificates have been the subject of an ERISA-Qualifying Underwriting, is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (z) shall deliver to the Securities Administrator and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Securities Administrator, and upon which the Securities Administrator and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, any Servicer, the Securities Administrator or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and

Servicing Agreement or to any liability, which opinion of counsel shall not be an expense of the Securities Administrator or the Depositor.

               3. The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of August 1, 2006 (the "Agreement") among Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wilmington Trust Company, as Delaware Trustee and LaSalle Bank National Association, as Trustee, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Securities Administrator have received a certificate from such transferee in the form hereof.

               IN WITNESS WHEREOF, the Transferee has executed this certificate.


                                        ________________________________________
                                        [Transferee]


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT J-1

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                                                          [date]

Structured Asset Mortgage Investments II Inc.
338 Madison Avenue
11th Floor
New York, New York 10179

Wells Fargo Bank, N.A.
P.O. Box 95
Columbia, Maryland 21045

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

          Re: Thornburg Mortgage Securities Trust 2006-5, Mortgage Loan
              Pass-Through Certificates, Series 2006-5

Ladies and Gentlemen:

               In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor", as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) if we are acquiring an ERISA-Restricted Certificate, either: (i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), nor are we acting on behalf of any such plan;
(ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchase and holding of such Certificates are covered under
Section I and III of PTCE 95-60 or (iii) we have presented an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of either the Securities Administrator or the Trust, addressed to the Securities Administrator and the Depositor, to the effect that the purchase and holding of such ERISA-Restricted Certificate that is a Physical Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, any


                                      J-1-1

Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in this Agreement or to any liability or,
(e) if we are acquiring an ERISA-Restricted Auction Certificate, either (i) we not acquiring such Certificate for, on behalf of, or with the assets of a Plan or (ii) the acquisition and holding of such Certificate are eligible for exemptive relief under the statutory exemption for nonfiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(2) of the Code or under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE-91-38, PTCE-95-60, PTCE-96-23 or some other applicable exemption, (f) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (i) below), (g) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (i) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel to the addressees of this Certificate satisfactory to the Securities Administrator that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        [NAME OF TRANSFEREE]


                                        By
                                           -------------------------------------
                                                     Authorized Officer


                                      J-1-2

                                   EXHIBIT J-2

                       FORM OF RULE 144A INVESTMENT LETTER

                                                                          [date]

Structured Asset Mortgage Investments II Inc.
338 Madison Avenue
11th Floor
New York, New York 10179

Wells Fargo Bank, N.A.
P.O. Box 95
Columbia, Maryland 21045

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

          Re: Thornburg Mortgage Securities Trust 2006-5, Mortgage Loan
              Pass-Through Certificates, Series 2006-5

Ladies and Gentlemen:

               In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) if we are acquiring an ERISA-Restricted Certificate, either:
(i) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), nor are we acting on behalf of any such plan; (ii) if the Certificates have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60 or (iii) we have presented an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of either the Securities Administrator or the Trust, addressed to the Securities Administrator and the Depositor, to the effect that the purchase and holding of such ERISA-Restricted Certificate that is a Physical Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, any Servicer, the Securities Administrator or the Depositor to any obligation in addition to those expressly undertaken in this Agreement or to any liability,
(d) if an ERISA-Restricted Auction


                                      J-2-1

Certificate, either (i) we not acquiring such Certificate for, on behalf of, or with the assets of a Plan or (ii) the acquisition and holding of such Certificate are eligible for exemptive relief the statutory exemption for nonfiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(2) of the Code or under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE-91-38, PTCE-95-60, PTCE-96-23 or some other applicable exemption, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act.

                                        Very truly yours,

                                        [NAME OF TRANSFEREE]


                                        By
                                           -------------------------------------
                                                     Authorized Officer


                                      J-2-2

                                                          ANNEX 1 TO EXHIBIT J-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

               The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

               i. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

               ii. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

               ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

               ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

               ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

----------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                      J-2-3

               ___ Broker-dealer. The Buyer is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934.

               ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

               ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

               ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

               ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

               ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

               ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

               iii. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

               iv. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.


                                      J-2-4

               v. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

               vi. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                        ________________________________________
                                                 Print Name of Buyer


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Date: __________________________________


                                      J-2-5

                                                          ANNEX 2 TO EXHIBIT J-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

               The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

               ___ The Buyer owned $_____ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_____ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,


                                      J-2-6

(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                            Print Name of Buyer or Adviser


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        IF AN ADVISER:

                                        ________________________________________
                                                 Print Name of Buyer

                                        Date: __________________________________


                                      J-2-7

                                    EXHIBIT K

                         FORM OF TRANSFEROR CERTIFICATE

                                                                          [date]

Structured Asset Mortgage Investments II Inc.
338 Madison Avenue
11th Floor
New York, New York 10179

Wells Fargo Bank, N.A.
P.O. Box 95
Columbia, Maryland 21045

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045

          Re: Thornburg Mortgage Securities Trust 2006-5, Mortgage
              Loan Pass-Through Certificates, Series 2006-5, Class A-R

Ladies and Gentlemen:

          In connection with our proposed transfer of an Ownership Interest in Class A-R Certificates, we hereby certify that (a) we have no knowledge that the proposed Transferee is not a Permitted Transferee acquiring an Ownership Interest in such Class A-R Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, and (b) we have not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

                                        Very truly yours,

                                        [_____________________]


                                        By:
                                            ------------------------------------

                                    EXHIBIT L

                  TRANSFER AFFIDAVIT FOR CLASS A-R CERTIFICATE
                           PURSUANT TO SECTION 6.02(e)

                   THORNBURG MORTGAGE SECURITIES TRUST 2006-5,
        MORTGAGE LOAN PASS-THROUGH CERTIFICATES, SERIES 2006-5, CLASS A-R

STATE OF              )
                      ) ss:
COUNTY OF             )

The undersigned, being first duly sworn, deposes and says as follows:

1. The undersigned is an officer of ______________________, the proposed Transferee of a 100% Ownership Interest in the Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), dated as of August 1, 2006, relating to the above-referenced Certificates, among Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, Wilmington Trust Company, as Delaware Trustee and LaSalle Bank National Association, as Trustee. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest for its own account and not in a capacity as trustee, nominee or agent for another party.

3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false. The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

4. The Transferee has been advised of, and understands that a tax may be imposed on a "pass-through entity" holding the Certificate if, at any time during the taxable year of the pass-through entity, a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5. The Transferee has reviewed the provisions of Section 6.02(e) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(e) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit K to the Agreement (a "Transferor Certificate").

7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.   The Transferee's taxpayer identification number is _____.

9. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of the REMIC provisions and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of _______, 20__.

                                        [NAME OF TRANSFEREE]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

[Corporate Seal]

ATTEST:


_____________________________________
[Assistant] Secretary

Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this ______day of _________, 20__.


                                        ________________________________________
                                                    NOTARY PUBLIC

                                        My Commission expires the _____ day of
                                        ______, 20__.

                                    EXHIBIT M

                          FORM OF CERTIFICATE OF TRUST

          This Certificate of Trust of Thornburg Mortgage Securities Trust 2006-5 (the "Trust") is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. Sections 3801 et seq. (the "Act").

          1. Name. The name of the statutory trust formed hereby is Thornburg Mortgage Securities Trust 2006-5.

          2. Delaware Trustee. The name and the business address of the trustee of the Trust with a principal place of business in the State of Delaware and County of New Castle is Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890.

          3. Effective Date. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned, being the only trustees of the Trust, have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                        Wilmington Trust Company,
                                        as Delaware Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        LaSalle Bank, N.A., as Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT N

                   LIST OF SERVICERS AND SERVICING AGREEMENTS

1. (a) Servicing Agreement, dated as of March 1, 2002, among Thornburg Mortgage Home Loans, Inc. ("Thornburg"), as seller and servicer and Wells Fargo Bank N.A. ("Wells Fargo"), as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer ("Cenlar"), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated August __, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

2. Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 25, 2002, between Thornburg Mortgage Home Loans, Inc. ("Thornburg") and First Republic Bank ("First Republic"), including the related Transfer Notice, dated August __, 2006, from Thornburg to First Republic.

3. Amended and Restated Correspondent Loan Purchase Agreement, dated as of March 27, 2002, between Thornburg and Colonial National Mortgage (f/k/a Colonial Savings, F.A.) ("Colonial"), including the related Transfer Notice, dated August __, 2006, from Thornburg to Colonial.

4. Correspondent Loan Purchase Agreement, dated as of January 31, 2006, between Thornburg Mortgage Home Loans, Inc. ("Thornburg") and Mellon Trust of New England, N.A. ("Mellon"), including the related Transfer Notice, dated August __, 2006, from Thornburg to Mellon.

5. Master Reconstituted Servicing Agreement, dated as of August 1, 2006, by and among Thornburg, Countrywide Home Loans Servicing LP ("Countrywide"), as servicer, LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, N.A., as master servicer, and the related Transfer Notice, dated June 20, 2006 from Thornburg to Countrywide, related to the Master Mortgage Loan Purchase and Servicing Agreement between Thornburg and Countrywide Home Loans, Inc. dated November 27, 2005, as amended by Amendment Reg AB dated as of February 28, 2006, and assigned to Countrywide.

6. Correspondent Loan Purchase Agreement, dated as of April 6, 2006, between Thornburg Mortgage Home Loans, Inc. ("Thornburg") and First Horizon Home Loan Corp. ("First Horizon"), including the related Transfer Notice, dated August __, 2006, from Thornburg to First Horizon.

7. Correspondent Loan Purchase Agreement, dated as of October 12, 2004, between Thornburg Mortgage Home Loans, Inc. ("Thornburg") and Los Alamos National Bank

     ("Los Alamos"), including the related Transfer Notice, dated August __, 2006, from Thornburg to Los Alamos.

                                    EXHIBIT O

            NOTICE OF EXERCISE OF OPTIONAL SECURITIES PURCHASE RIGHT

                                                          Date _________________

[TRUSTEE]

[SECURITIES ADMINISTRATOR]

[RATING AGENCIES]

[MASTER SERVICER]

          Re: Thornburg Mortgage Securities Trust 2006-5

Ladies and Gentlemen:

          Pursuant to the terms of the Pooling and Servicing Agreement (the "Agreement"), dated as of August 1, 2006, among Structured Asset Mortgage Investments II Inc., as depositor, Thornburg Mortgage Home Loans, Inc., Wells Fargo Bank, N.A., as master servicer and securities administrator, LaSalle Bank National Association, as trustee, and Wilmington Trust Company, as Delaware trustee, we hereby give notice of our exercise of the Optional Securities Purchase Right. We intend to purchase the outstanding Certificates on the Distribution Date in ______ 20__. [We appoint __________________ as designee to purchase the Class A-R Certificates.]

                                        Very truly yours,

                                        THORNBURG MORTGAGE, INC.


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                    EXHIBIT P

                                   [Reserved]

                                    EXHIBIT Q

                               SERVICING CRITERIA

          The assessment of compliance to be delivered by Wells Fargo Bank, N.A. ("Wells Fargo"), in its capacities as Master Servicer and Securities Administrator, and LaSalle Bank National Association, in its capacity as Custodian, shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

                                                                                    APPLICABLE     APPLICABLE
                                                                                     SERVICING      SERVICING
                                                                                   CRITERIA FOR   CRITERIA FOR
                               SERVICING CRITERIA                                   WELLS FARGO      LaSalle
--------------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
--------------------------------------------------------------------------------
                                 GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any                 X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third          X
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect          X
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.

                                 CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate         X
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor          X
                   or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash           X
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash                X
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.

                                                                                    APPLICABLE     APPLICABLE
                                                                                     SERVICING      SERVICING
                                                                                   CRITERIA FOR   CRITERIA FOR
                               SERVICING CRITERIA                                   WELLS FARGO      LaSalle
--------------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
--------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a federally insured           X
                   depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all               X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.

                                 INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the            X
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in                X
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two               X
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree          X
                   with cancelled checks, or other form of payment, or custodial bank statements.

                                                                                    APPLICABLE     APPLICABLE
                                                                                     SERVICING      SERVICING
                                                                                   CRITERIA FOR   CRITERIA FOR
                               SERVICING CRITERIA                                   WELLS FARGO      LaSalle
--------------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
--------------------------------------------------------------------------------
                                     POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as                            X
                   required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as                               X
                   required by the transaction agreements.

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool            X              X
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as
                   escrow accounts): (A) such funds are analyzed, in

                                                                       APPLICABLE     APPLICABLE
                                                                        SERVICING      SERVICING
                                                                      CRITERIA FOR   CRITERIA FOR
                         SERVICING CRITERIA                            WELLS FARGO      LaSalle
-------------------------------------------------------------------------------------------------
    REFERENCE                          CRITERIA
-------------------------------------------------------------------
                   accordance with the obligor's mortgage loan
                   documents, on at least an annual basis, or such
                   other period specified in the transaction
                   agreements; (B) interest on such funds is paid,
                   or credited, to obligors in accordance with
                   applicable mortgage loan documents and state
                   laws; and (C) such funds are returned to the
                   obligor within 30 calendar days of full
                   repayment of the related mortgage loans, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by the servicer at least 30
                   calendar days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with
                   any payment to be made on behalf of an obligor
                   are paid from the servicer's funds and not
                   charged to the obligor, unless the late payment
                   was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are
                   posted within two business days to the obligor's
                   records maintained by the servicer, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible             X
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,               X
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as set
                   forth in the transaction agreements.

                                    EXHIBIT R

                         ADDITIONAL FORM 10-D DISCLOSURE

                                          ADDITIONAL FORM 10-D DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-D                                          PARTY RESPONSIBLE
---------------------------------------------------------   ------------------------------------------------------
ITEM 1: DISTRIBUTION AND POOL PERFORMANCE INFORMATION

Information included in the Distribution                                           Servicer
Date Statement                                                                  Master Servicer
                                                                           Securities Administrator

Any information required by 1121 which is NOT included                             Depositor
on the Distribution Date Statement

ITEM 2: LEGAL PROCEEDINGS

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

o    Issuing Entity (Trust Fund)                              Trustee, Master Servicer, Securities Administrator
                                                                                 and Depositor

o    Sponsor (Seller)                                           Seller (if a party to the Pooling and Servicing
                                                                            Agreement) or Depositor

o    Depositor                                                                     Depositor

o    Trustee                                                                        Trustee

o    Securities Administrator                                              Securities Administrator

o    Master Servicer                                                            Master Servicer

o    Custodian                                                                     Custodian

o    1110(b) Originator                                                            Depositor

o    Any 1108(a)(2) Servicer (other than the Master
     Servicer or Securities Administrator)                                         Servicer


o    Any other party contemplated by 1100(d)(1)                                    Depositor

ITEM 3: SALE OF SECURITIES AND USE OF PROCEEDS                                     Depositor

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.
Pricing information can be omitted if securities were not registered.

                                          ADDITIONAL FORM 10-D DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-D                                          PARTY RESPONSIBLE
---------------------------------------------------------   ------------------------------------------------------
ITEM 4: DEFAULTS UPON SENIOR SECURITIES                                    Securities Administrator
                                                                         Trustee (in the event of the
                                                                        Master Servicer's termination)

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

ITEM 5: SUBMISSION OF MATTERS TO A VOTE OF SECURITY                        Securities Administrator
        HOLDERS                                                                     Trustee

Information from Item 4 of Part II of Form 10-Q

ITEM 6: SIGNIFICANT OBLIGORS OF POOL ASSETS                                        Depositor

Item 1112(b) - Significant Obligor Financial Information*

*    This information need only be reported on the Form
     10-D for the distribution period in which updated information is required pursuant to the Item.

ITEM 7: SIGNIFICANT ENHANCEMENT PROVIDER INFORMATION

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*

o    Determining applicable disclosure threshold                                   Depositor

o    Requesting required financial information (including                          Depositor
     any required accountants' consent to the use
     thereof) or effecting incorporation by reference

Item 1115(b) - Derivative Counterparty Financial
Information*

o    Determining current maximum probable exposure                                 Depositor

o    Determining current significance percentage                                   Depositor

o    Requesting required financial information (including                          Depositor
     any required accountants' consent to the use
     thereof) or effecting incorporation by reference

*    This information need only be reported on the Form
     10-D for the distribution period in which updated information is required pursuant to the Items.

ITEM 8: OTHER INFORMATION                                      Any party responsible for the applicable Form 8-K
                                                                                Disclosure item

Disclose any information required to be reported on Form
8-K during the period covered by the Form 10-D but not reported

                                          ADDITIONAL FORM 10-D DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-D                                          PARTY RESPONSIBLE
---------------------------------------------------------   ------------------------------------------------------
ITEM 9: EXHIBITS

Distribution Date Statement to Certificateholders                          Securities Administrator

Exhibits required by Item 601 of Regulation S-K, such as                           Depositor
material agreements

                                    EXHIBIT S

                         ADDITIONAL FORM 10-K DISCLOSURE

                                          ADDITIONAL FORM 10-K DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                          PARTY RESPONSIBLE
---------------------------------------------------------   ------------------------------------------------------
ITEM 1B: UNRESOLVED STAFF COMMENTS                                                 Depositor

ITEM 9B: OTHER INFORMATION                                  Any party responsible for disclosure items on Form 8-K

Disclose any information required to be reported on Form
8-K during the fourth quarter covered by the Form 10-K but not reported

ITEM 15: EXHIBITS, FINANCIAL STATEMENT SCHEDULES                           Securities Administrator
                                                                                   Depositor

REG AB ITEM 1112(b): SIGNIFICANT OBLIGORS OF POOL ASSETS

Significant Obligor Financial Information*                                         Depositor

*    This information need only be reported on the Form
     10-D for the distribution period in which updated information is required pursuant to the Item.

REG AB ITEM 1114(b)(2): CREDIT ENHANCEMENT PROVIDER
FINANCIAL INFORMATION

o    Determining applicable disclosure threshold                                   Depositor

o    Requesting required financial information (including                          Depositor
     any required accountants' consent to the use
     thereof) or effecting incorporation by reference

*    This information need only be reported on the Form
     10-D for the distribution period in which updated information is required pursuant to the Items.

REG AB ITEM 1115(b): DERIVATIVE COUNTERPARTY FINANCIAL
INFORMATION

o    Determining current maximum probable exposure                                 Depositor

o    Determining current significance percentage                                   Depositor

o    Requesting required financial information (including                          Depositor
     any required accountants' consent to the use
     thereof) or effecting incorporation by reference

*    This information need only be reported on the Form
     10-D for the distribution period in which updated information is required pursuant to the Items.

                                          ADDITIONAL FORM 10-K DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                          PARTY RESPONSIBLE
---------------------------------------------------------   ------------------------------------------------------
REG AB ITEM 1117: LEGAL PROCEEDINGS

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

o    Issuing Entity (Trust Fund)                            Trustee, Master Servicer, Securities Administrator and
                                                                                  Depositor

o    Sponsor (Seller)                                            Seller (if a party to the Pooling and Servicing
                                                                             Agreement) or Depositor

o    Depositor                                                                     Depositor

o    Trustee                                                                        Trustee

o    Securities Administrator                                              Securities Administrator

o    Master Servicer                                                            Master Servicer

o    Custodian                                                                     Custodian

o    1110(b) Originator                                                            Depositor

o    Any 1108(a)(2) Servicer (other than the Master                                Servicer
     Servicer or Securities Administrator)

o    Any other party contemplated by 1100(d)(1)                                    Depositor

REG AB ITEM 1119: AFFILIATIONS AND RELATIONSHIPS

Whether (a) the Sponsor (Seller), Depositor or Issuing           Depositor as to Depositor and Issuing Entity (a)
Entity is an affiliate of the following parties, and (b)             Sponsor/Seller as to Sponsor/Seller (a)
to the extent known and material, any of the following
parties are affiliated with one another:

o    Master Servicer                                                            Master Servicer

o    Securities Administrator                                              Securities Administrator

o    Trustee                                                                        Trustee

o    Any other 1108(a)(3) servicer                                                 Servicer

o    Any 1110 Originator                                                       Depositor/Sponsor

o    Any 1112(b) Significant Obligor                                           Depositor/Sponsor

o    Any 1114 Credit Enhancement Provider                                      Depositor/Sponsor

o    Any 1115 Derivate Counterparty Provider                                   Depositor/Sponsor

o    Any other 1101(d)(1) material party                                       Depositor/Sponsor

Whether there are any "outside the ordinary course             Depositor as to Depositor and Issuing Entity (a)
business arrangements" other than would be obtained in an          Sponsor/Seller as to Sponsor/Seller (a)
arm's length transaction between (a) the Sponsor
(Seller), Depositor or Issuing Entity on the one hand,
and (b) any of the following parties (or their
affiliates) on the other hand, that exist currently or
within the past two years and that are material to a
Certificateholder's understanding of the

                                          ADDITIONAL FORM 10-K DISCLOSURE
------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                          PARTY RESPONSIBLE
---------------------------------------------------------   ------------------------------------------------------
Certificates:

o    Master Servicer                                                            Master Servicer

o    Securities Administrator                                              Securities Administrator

o    Trustee                                                                        Trustee

o    Any other 1108(a)(3) servicer                                                 Servicer

o    Any 1110 Originator                                                       Depositor/Sponsor

o    Any 1112(b) Significant Obligor                                           Depositor/Sponsor

o    Any 1114 Credit Enhancement Provider                                      Depositor/Sponsor

o    Any 1115 Derivate Counterparty Provider                                   Depositor/Sponsor

o    Any other 1101(d)(1) material party                                       Depositor/Sponsor

Whether there are any specific relationships involving           Depositor as to Depositor and Issuing Entity
the transaction or the pool assets between (a) the                   Sponsor/Seller as to Sponsor/Seller
Sponsor (Seller), Depositor or Issuing Entity on the one
hand, and (b) any of the following parties (or their
affiliates) on the other hand, that exist currently or
within the past two years and that are material:

o    Master Servicer                                                            Master Servicer

o    Securities Administrator                                              Securities Administrator

o    Trustee                                                                        Trustee

o    Any other 1108(a)(3) servicer                                                 Servicer

o    Any 1110 Originator                                                       Depositor/Sponsor

o    Any 1112(b) Significant Obligor                                           Depositor/Sponsor

o    Any 1114 Credit Enhancement Provider                                      Depositor/Sponsor

o    Any 1115 Derivate Counterparty Provider                                   Depositor/Sponsor

o    Any other 1101(d)(1) material party                                       Depositor/Sponsor

                                    EXHIBIT T

                         ADDITIONAL FORM 8-K DISCLOSURE


                                          FORM 8-K DISCLOSURE INFORMATION
------------------------------------------------------------------------------------------------------------------
              ITEM ON FORM 8-K                                                 PARTY RESPONSIBLE
---------------------------------------------------------   ------------------------------------------------------
ITEM 1.01- ENTRY INTO A MATERIAL DEFINITIVE                                       All parties
           AGREEMENT

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

ITEM 1.02- TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT                         All parties

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                                              Depositor

Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:

o    Sponsor (Seller)                                                          Sponsor (Seller)

o    Depositor                                                                     Depositor

o    Master Servicer                                                            Master Servicer

o    Affiliated Servicer                                                           Servicer

o    Other  Servicer  servicing  20% or  more  of the                              Servicer
     pool assets at the time of the report

o    Other material servicers                                                      Servicer

o    Trustee                                                                        Trustee

o    Securities Administrator                                              Securities Administrator

o    Significant Obligor                                                           Depositor


                                          FORM 8-K DISCLOSURE INFORMATION
------------------------------------------------------------------------------------------------------------------
              ITEM ON FORM 8-K                                                 PARTY RESPONSIBLE
---------------------------------------------------------   ------------------------------------------------------
o    Credit Enhancer (10% or more)                                                 Depositor

o    Derivative Counterparty                                                       Depositor

o    Custodian                                                                     Custodian

ITEM 2.04- TRIGGERING EVENTS THAT ACCELERATE OR INCREASE                           Depositor
           A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION                       Master Servicer
           UNDER AN OFF-BALANCE SHEET ARRANGEMENT                          Securities Administrator

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date
Statements to the certificateholders.

ITEM 3.03- MATERIAL MODIFICATION TO RIGHTS OF SECURITY                     Securities Administrator
           HOLDERS                                                                 Depositor

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

ITEM 5.03- AMENDMENTS OF ARTICLES OF INCORPORATION OR                              Depositor
           BYLAWS; CHANGE OF FISCAL YEAR

Disclosure is required of any amendment "to the governing documents of the issuing entity".

ITEM 6.01- ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL                            Depositor

ITEM 6.02- CHANGE OF SERVICER OR SECURITIES ADMINISTRATOR     Master Servicer/Securities Administrator/Depositor/
                                                                      Servicer/Trustee (if change of the

Requires disclosure of any removal, replacement,                           Securities Administrator)
substitution or addition of any master servicer,
affiliated servicer, other servicer servicing 10% or more
of pool assets at time of report, other material
servicers or trustee.

Reg AB disclosure about any new servicer or master                    Servicer/Master Servicer/Depositor
servicer is also required.

Reg AB disclosure about any new Trustee is also required.                           Trustee


                                          FORM 8-K DISCLOSURE INFORMATION
------------------------------------------------------------------------------------------------------------------
              ITEM ON FORM 8-K                                                 PARTY RESPONSIBLE
---------------------------------------------------------   ------------------------------------------------------
ITEM 6.03- CHANGE IN CREDIT ENHANCEMENT OR EXTERNAL                   Depositor/Securities Administrator
           SUPPORT

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.

Reg AB disclosure about any new enhancement provider is                            Depositor
also required.

ITEM 6.04- FAILURE TO MAKE A REQUIRED DISTRIBUTION                         Securities Administrator

ITEM 6.05- SECURITIES ACT UPDATING DISCLOSURE                                      Depositor

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg
AB disclosure about the actual asset pool.

If there are any new servicers or originators required to                          Depositor
be disclosed under Regulation AB as a result of the
foregoing, provide the information called for in Items
1108 and 1110 respectively.

ITEM 7.01- REG FD DISCLOSURE                                                      All parties

ITEM 8.01- OTHER EVENTS                                                            Depositor

   Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.

ITEM 9.01- FINANCIAL STATEMENTS AND EXHIBITS                    Responsible party for reporting/disclosing the
                                                                        financial statement or exhibit

                                    EXHIBIT U

                   FORM OF ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail: cts.sec.notifications@wellsfargo.com

Attn: Corporate Trust Services - THORNBURG MORTGAGE TRUST 2006-5-SEC REPORT PROCESSING

RE: Additional Form [_] Disclosure Required

Ladies and Gentlemen:

          In accordance with Section 3.19(a)(ii) of the Pooling and Servicing Agreement dated as of August 1, 2006 by and among the Structured Asset Mortgage Investments II Inc., as depositor, Thornburg Mortgage Home Loans, Inc., as seller, Wells Fargo Bank, N.A., as master servicer and securities administrator, the Wilmington Trust Company, as Delaware trustee and LaSalle Bank, National Association, as trustee, the undersigned, as [_], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [10-D] [10-K] [8-K].

Description of Additional Form [10-D] [10-K] [8-K] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [_]
Disclosure:

          Any inquiries related to this notification should be directed to [_], phone number: [_]; email address: [_].

                                        [NAME OF PARTY]
                                        as [role]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

     [To be retained in a separate closing binder entitled "Thornburg 2006-5 Mortgage Loan Schedule" at the offices of Stroock & Stroock & Lavan LLP]